UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period: 4/30/10

Item 1.  Reports to Stockholders.

DUNHAM FUNDS

WHEN PERFORMANCE COUNTS

April 30, 2010

SEMI-ANNUAL REPORT

This report is submitted for the general information of the shareholders of the Dunham Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives, policies, expenses and other information. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Monthly Distribution Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS SEMI-ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Message from the Adviser

Dear Fellow Shareholders,

The stock market continued to rebound strongly over the past six months with a brief pause in January, then hitting multi-year highs in late April.  Interest rates have remained historically low, manufacturing has improved and inflation was subdued.  In spite of this positive economic news, the labor market remained weak, the housing market has not fully recovered yet and global sovereign debt fears lingered.  Furthermore, many economists believe interest rates may be raised relatively soon in order to ward off potential inflationary threats arising from the enormous amount of stimulus money being injected into the economy.  We believe that we have selected sub-advisers that will perform well relative to their applicable benchmark indices in this type of environment.

In 2008, we launched the Dunham Monthly Distribution Fund in order to help investors find what we believe to be a less risky means of obtaining yield. The Fund’s objective is to provide positive returns in both rising and falling market environments. Effective May 3, 2010, the Dunham Loss-Averse Growth Fund commenced operations.  This Fund is similar in objective to the Monthly Distribution Fund, in that it aims to provide positive returns over a full market cycle, whereas the Monthly Distribution Fund attempts to have positive returns in all markets.  The Loss-Averse Growth Fund utilizes a long-short strategy, employing the use of inverse ETF’s, stop-loss limit orders, holding large cash positions when appropriate and looking for growth opportunities when they present themselves.  We believe that the sub-adviser, PVG Asset Management Corporation, has the experience and skill in each of these strategies to meet its stated objective.  Investor reception for the Monthly Distribution Fund has been good and we expect the same for the Loss-Averse Growth Fund in these trying times.

Effective July 1, 2010, Dunham will replace the Dunham Large Cap Growth Fund’s sub-adviser, Rigel Capital, LLC, pending board approval.  More news regarding the change will be released as we approach the transition date.

Although the past six months might suggest a full economic recovery is taking place, there is still reason to be cautious.  Markets tend to overshoot both on the way up and on the way down.  This has been the case historically and we expect that it will be going forward.  We remain steadfast in our commitment to provide the tools that our clients need to emerge from this difficult environment.

Once again, thank you for your continued trust and confidence that you have placed in us. We take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

June 22, 2010

NOT FDIC INSURED│NO BANK GUARANTEE │MAY LOSE VALUE

Past performance is not indicative of future results.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (SCM Advisors LLC)

The sub-adviser, SCM Advisors LLC (“SCM”), continues to believe that interest rates will remain unchanged for the near-term, since the Fed has maintained its most recent trend of leaving rates unchanged. As the Fed has sustained the same rate level, Treasury option volatility has continued to decline. Treasury option volatility, as measured by the Merrill Lynch Option Volatility Index (MOVE), decreased by approximately 55 percent since the end of 2008 and 20.5 percent over the past six months.

Treasuries with maturities greater than 10 years decreased approximately 0.3 percent during the past six months ending April 30, 2010. During March, these long-term Treasuries declined almost 1.9 percent as investors moved capital back into the equity markets. Broad U.S. bonds, as measured by the Barclays Aggregate Bond Index, ended the same six-month period up 2.5 percent. Investment grade bonds underperformed high yield bonds, as measured by the Merrill Lynch High Yield Bond Cash Pay Only Index, by approximately 8.9 percent.

The sub-adviser continues to overweight the portfolio’s exposure to corporate credit, while underweighting the exposure to government bonds, which include Treasuries and agency debt. The sub-adviser believes that the continued rally in corporate debt is primarily attributable to the strengthening economy. The sub-adviser has maintained a focus on intermediate-term high-grade corporate credit, which outperformed intermediate-term Treasuries by 3.6 percent over the past six months.

The sub-adviser has further increased the portfolio’s exposure to high yield bonds, with such debt increasing to approximately 12 percent of the total portfolio, up from approximately 10 percent near the beginning of the six month period. The increase in high yield bonds benefited portfolio over the past two fiscal quarters. Specifically, Affinion Group, Inc. (00828DAC5) and Corrections Corp. of America (22025YAK6) contributed positively to relative and absolute performance over the past six months as each rose 5.5 percent and 7.4 percent, respectively.

The sub-adviser continues to maintain an overall portfolio duration that is neutral relative to the benchmark. The sub-adviser believes that by focusing on the intermediate portion of the yield curve, that the portfolio will benefit from “roll-down” along the yield curve if and when rates do begin to rise. Also, the intermediate-term portion of the yield curve is generally less sensitive to interest rate changes than the longer-term end of the yield curve. The sub-adviser believes that the U.S. will experience a slow recovery and remains cautious about future prospects in the mortgage-backed securities asset class.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	3.60%	12.25%	6.42%	5.19%	4.89%
Class C Class A with load of 4.50% Class A without load	3.16% (1.28)% 3.40%	11.39% 6.87% 11.93%	5.61% 4.54% 6.16%	4.41% N/A N/A	4.11% 4.10%* 5.55%*
Barclays Capital Aggregate Bond Index	2.54%	8.30%	6.32%	5.38%	5.15%

*Class A commenced operations on January 3, 2007.

The Barclays Capital Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.21% for Class N, 1.96% for Class C and 1.46% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Unaudited)
April 30, 2010
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE NOTES & BONDS - 43.8%
ADVERTISING - 0.3%
Affinion Group, Inc.	$ 255,000	10.125		10/15/2013	$ 264,563

BANKS - 9.1%
Bank of America Corp.	415,000	5.750		8/15/2016	426,002
Bank of America Corp.	415,000	5.750		12/1/2017	425,329
Barclays Bank PLC	190,000	5.000		9/22/2016	196,728
Barclays Bank PLC - 144A	320,000	10.179		6/12/2021	438,870
Capital One Financial Corp.	405,000	5.700		9/15/2011	423,205
Capital One Financial Corp.	100,000	6.150		9/1/2016	106,296
Capital One Financial Corp.	170,000	7.375		5/23/2014	196,039
Citigroup, Inc.	791,000	5.000		9/15/2014	800,927
Credit Suisse	250,000	6.000		2/15/2018	266,143
GMAC, Inc.	22	0.000		6/15/2015	148,500
JPMorgan Chase & Co.	250,000	3.700		1/20/2015	253,913
JPMorgan Chase & Co.	295,000	5.125		9/15/2014	315,069
JPMorgan Chase & Co.	335,000	5.750		1/2/2013	362,095
JPMorgan Chase & Co.	200,000	7.900	+	Perpetual	210,750
Morgan Stanley	250,000	6.000		4/28/2015	268,347
Morgan Stanley	380,000	6.625		4/1/2018	403,066
PNC Funding Corp.	200,000	5.125		2/8/2020	204,592
Rabobank Nederland NV - 144A	210,000	11.000	+	Perpetual	270,946
Regions Financial Corp.	445,000	0.455	+	6/26/2012	416,658
Regions Financial Corp.	245,000	4.875		4/26/2013	245,515
Regions Financial Corp.	245,000	5.750		6/15/2015	245,590
Resona Bank Ltd. - 144A	165,000	5.850	+	Perpetual	164,214
Royal Bank of Scotland Group PLC	160,000	6.400		10/21/2019	164,378
Santander Issuances S.A Unipersonal - 144A	165,000	5.911		6/20/2016	175,825
SunTrust Banks, Inc.	55,000	5.250		11/5/2012	58,199
UBS Preferred Funding Trust I	220,000	8.622	+	Perpetual	217,601
Wachovia Corp.	225,000	5.750		2/1/2018	242,564
Wells Fargo Capital XIII	240,000	7.700	+	Perpetual	250,800
					7,898,161
BEVERAGES - 0.4%
Anheuser-Busch InBev Worldwide, Inc.	315,000	3.000		10/15/2012	322,566

BUILDING MATERIALS - 0.2%
Holcim US Finance Sarl & Cie SCS - 144A	145,000	6.000		12/30/2019	151,972

CHEMICALS - 1.1%
Dow Chemical Co.	320,000	5.900		2/15/2015	350,666
Dow Chemical Co.	345,000	6.000		10/1/2012	372,769
Huntsman International LLC - 144A	45,000	8.625		3/15/2020	45,225
Solutia, Inc.	190,000	7.875		3/15/2020	194,750
					963,410
COMMERCIAL SERVICES - 1.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	260,000	7.625		5/15/2014	264,875
Corrections Corp. of America	370,000	7.750		6/1/2017	392,200
DI Finance/DynCorp International	260,000	9.500		2/15/2013	267,800
Valassis Communications, Inc.	205,000	8.250		3/1/2015	216,531
					1,141,406
COSMETICS/PERSONAL CARE - 0.2%
Procter & Gamble Co.	200,000	4.600		1/15/2014	215,722

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Unaudited) (Continued)
April 30, 2010
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
DIVERSIFIED FINANANCIAL SERVICES - 3.8%
American Express Co.	$ 370,000	7.250		5/20/2014	$ 423,128
Bear Stearns Cos LLC	240,000	7.250		2/1/2018	277,500
Capital One Capital VI	235,000	8.875		5/15/2040	262,689
Credit Suisse/Guernsey	175,000	5.860	+	Perpetual	166,031
Ford Motor Credit Co. LLC	210,000	7.500		8/1/2012	217,350
General Electric Capital Corp.	485,000	2.800		1/8/2013	493,051
General Electric Capital Corp.	395,000	5.500		1/8/2020	411,653
Genworth Global Funding Trusts	80,000	5.125		3/15/2011	81,659
Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	465,000	8.000		1/15/2018	449,306
International Lease Finance Corp. - 144A	40,000	8.625		9/15/2015	39,600
International Lease Finance Corp. - 144A	180,000	8.750		3/15/2017	179,100
Macquarie Group Ltd. -144A	285,000	7.300		8/1/2014	322,808
					3,323,875
ELECTRIC - 3.8%
Appalachian Power Co.	500,000	5.550		4/1/2011	520,055
CMS Energy Corp.	280,000	6.250		2/1/2020	277,900
Dominion Resources, Inc.	100,000	8.875		1/15/2019	127,716
FirstEnergy Solutions Corp.	140,000	6.050		8/15/2021	141,954
Florida Power Corp.	160,000	6.650		7/15/2011	170,192
Georgia Power Co.	180,000	6.000		11/1/2013	203,207
MidAmerican Energy Co.	400,000	5.650		7/15/2012	434,076
Nevada Power Co.	400,000	6.500		5/15/2018	447,800
Pacific Gas & Electric Co.	355,000	8.250		10/15/2018	441,485
South Carolina Electric & Gas Co.	160,000	6.500		11/1/2018	184,619
Virginia Electric and Power Co.	305,000	5.400		1/15/2016	336,503
					3,285,507
ELECTRONICS - 0.2%
Thermo Fisher Scientific, Inc. - 144A	150,000	2.150		12/28/2012	151,343

ENTERTAINMENT - 0.4%
Scientific Games International, Inc. - 144A	85,000	9.250		6/15/2019	91,375
United Artists Theatre Circuit, Inc. 1995-A Pass Through Trust *	5,837	9.300		7/1/2015	5,374
WMG Holdings Corp.	205,000	9.500		12/15/2014	208,588
					305,337
FOOD - 1.9%
ASG Consolidated LLC/ASG Finance, Inc.	245,000	11.500		11/1/2011	254,494
Delhaize Group SA	335,000	6.500		6/15/2017	374,054
Kraft Foods, Inc.	120,000	2.625		5/8/2013	122,443
Kraft Foods, Inc.	345,000	5.625		11/1/2011	365,983
Kraft Foods, Inc.	200,000	6.125		2/1/2018	220,850
Safeway, Inc.	295,000	6.500		3/1/2011	308,010
					1,645,834
HEALTHCARE-PRODUCTS - 0.4%
Boston Scientific Corp.	340,000	6.000		1/15/2020	333,625

HOLDING COMPANIES-DIVERSIFIED - 0.2%
Hutchison Whampoa International 09/19 Ltd. - 144A	140,000	5.750		9/11/2019	146,539

HOUSEHOLD PRODUCTS/WARES - 0.4%
Fortune Brands, Inc.	310,000	3.000		6/1/2012	313,587

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Unaudited) (Continued)
April 30, 2010
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
INSURANCE - 3.3%
Chubb Corp.	$ 100,000	6.375	+	3/29/2067	$ 101,125
ING Capital Funding TR III	390,000	8.439	+	Perpetual	371,475
Lincoln National Corp.	395,000	5.650		8/27/2012	419,928
MetLife, Inc.	95,000	6.750		6/1/2016	107,814
Metropolitan Life Global Funding I - 144A	325,000	2.875		9/17/2012	333,424
Protective Life Secured Trusts	316,000	4.000		4/1/2011	324,412
Prudential Financial, Inc.	270,000	3.625		9/17/2012	279,898
Prudential Financial, Inc.	170,000	6.200		1/15/2015	187,532
Prudential Financial, Inc.	170,000	7.375		6/15/2019	199,096
Prudential Financial, Inc.	275,000	8.875	+	6/15/2038	312,125
Teachers Insurance & Annuity Association of America - 144A	190,000	6.850		12/16/2039	217,375
					2,854,204
LEISURE TIME - 0.4%
Travelport LLC	330,000	9.875		9/1/2014	347,325

MEDIA - 1.4%
Cablevision Systems Corp.	40,000	8.000		4/15/2020	40,750
Cequel Communications Holdings I LLC and Cequel Capital Corp. - 144A	160,000	8.625		11/15/2017	163,200
NBC Universal, Inc. - 144A	175,000	3.650		4/30/2015	176,870
NBC Universal, Inc. - 144A	440,000	5.150		4/30/2020	445,999
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH - 144A	390,000	8.125		12/1/2017	399,750
					1,226,569
MEDICAL - 0.8%
Express Scripts, Inc.	260,000	5.250		6/15/2012	278,065
Express Scripts, Inc.	80,000	7.250		6/15/2019	93,970
Pfizer, Inc.	310,000	4.450		3/15/2012	328,430
					700,465
MISCELLANEOUS MANUFACTURING - 0.3%
ITT Corp.	225,000	6.125		5/1/2019	250,414

MULTIMEDIA - 1.1%
Comcast Corp.	325,000	5.700		7/1/2019	346,044
DISH DBS Corp.	240,000	7.125		2/1/2016	244,200
Time Warner Cable, Inc.	50,000	3.500		2/1/2015	50,481
Time Warner Cable, Inc.	320,000	5.000		2/1/2020	319,920
					960,645
OFFICE/BUSINESS EQUIPMENT - 0.3%
Xerox Corp.	240,000	4.250		2/15/2015	245,590

OIL - 1.3%
Chesapeake Energy Corp.	125,000	7.250		12/15/2018	125,469
EOG Resources, Inc.	195,000	6.875		10/1/2018	230,570
Harvest Operations Corp.	340,000	7.875		10/15/2011	342,975
Petroleos Mexicanos - 144A	125,000	4.875		3/15/2015	128,998
Talisman Energy, Inc.	210,000	7.750		6/1/2019	255,295
					1,083,307
PACKAGING & CONTAINERS - 0.1%
Ball Corp.	125,000	6.750		9/15/2020	128,125

PHARMACEUTICALS - 0.1%
Novartis Capital Corp.	55,000	1.900		4/24/2013	55,052

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Unaudited) (Continued)
April 30, 2010
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
PIPELINES - 2.0%
Atmos Energy Corp.	$ 350,000	6.350		6/15/2017	$ 390,282
Enbridge Energy Partners LP	60,000	5.875		12/15/2016	66,689
Energy Transfer Partners LP	260,000	6.700		7/1/2018	290,420
Energy Transfer Partners LP	370,000	8.500		4/15/2014	434,188
Kinder Morgan Energy Partners LP	135,000	5.850		9/15/2012	146,444
Kinder Morgan Energy Partners LP	270,000	9.000		2/1/2019	343,200
Plains All American Pipeline LP / PAA Finance Corp.	70,000	4.250		9/1/2012	73,198
					1,744,421
REAL ESTATE - 0.2%
WCI Finance LLC / WEA Finance LLC - 144A	175,000	5.700		10/1/2016	185,129

REITS - DIVERSIFIED - 0.2%
Duke Realty LP	210,000	5.950		2/15/2007	215,006

REITS - REGIONAL MALLS - 0.5%
Simon Property Group LP	365,000	6.750		5/15/2014	404,540

REITS-SHOPPING CENTERS - 0.6%
Developers Diversified Realty Corp.	515,000	5.000		5/3/2010	515,000

RETAIL - 0.7%
CVS Pass-Through Trust - 144A	114,617	7.507		1/10/2032	130,150
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.	120,000	8.625		6/15/2020	121,350
Nebraska Book Co., Inc.	370,000	10.000		12/1/2011	382,950
					634,450
SEMICONDUCTORS - 0.4%
Amkor Technology, Inc.	365,000	7.750		5/15/2013	369,563

SOFTWARE - 0.6%
Fiserv, Inc.	330,000	6.125		11/20/2012	360,683
Intuit, Inc.	185,000	5.750		3/15/2017	199,942
					560,625
TELECOMMUNICATIONS - 5.0%
Alltel Corp.	400,000	7.000		7/1/2012	444,072
AT&T, Inc.	295,000	6.250		3/15/2011	308,564
France Telecom SA	120,000	4.375		7/8/2014	127,978
GCI, Inc. - 144A	130,000	8.625		11/15/2019	132,438
Global Crossing Ltd. - 144A	185,000	12.000		9/15/2015	207,200
NII Capital Corp. - 144A	325,000	8.875		12/15/2019	337,188
Qwest Corp.	560,000	7.875		9/1/2011	595,403
Sprint Capital Corp.	540,000	8.375		3/15/2012	569,700
Telcordia Technologies, Inc. - 144A	45,000	11.000		5/1/2018	45,000
Telecom Italia Capital SA	260,000	5.250		10/1/2015	268,863
Telecom Italia Capital SA	205,000	7.175		6/18/2019	223,198
Telefonica Emisiones SAU	265,000	5.134		4/27/2020	265,464
Telefonica Emisiones SAU	275,000	5.984		6/20/2011	288,984
Viasat, Inc. - 144A	35,000	8.875		9/15/2016	35,613
Virgin Media Finance PLC	190,000	8.375		10/15/2019	198,313
Virgin Media Finance PLC	27,000	8.750		4/15/2014	27,810
Windstream Corp.	225,000	7.000		3/15/2019	212,625
					4,288,413

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Unaudited) (Continued)
April 30, 2010
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
TOBACCO - 0.8%
Alliance One International, Inc. - 144A	$ 240,000	10.000		7/15/2016	$ 252,900
Altria Group, Inc.	230,000	9.250		8/6/2019	283,408
Philip Morris International, Inc.	150,000	6.875		3/17/2014	172,968
					709,276
TOTAL CORPORATE BONDS & NOTES
( Cost - $35,415,927)					37,941,566

COMMERCIAL MORTGAGE BACKED SECURITIES - 7.7%
Banc of America Commercial Mortgage, Inc. 2005-1 A4	95,000	5.203	+	11/10/2042	98,285
Banc of America Commercial Mortgage, Inc. 2008-1 A4	545,000	6.373	+	2/10/2051	558,511
Bear Stearns Commercial Mortgage Securities 2004-T16 A6	95,000	4.750	+	2/13/2046	96,757
Commercial Mortgage Pass Through Certificates 2005-C6 A4	120,000	5.168		6/10/2044	121,349
Commercial Mortgage Pass Through Certificates 2007-C9 A6	130,000	6.010	+	12/10/2049	132,870
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	165,000	5.311		12/15/2039	159,887
Credit Suisse Mortgage Capital Certificates 2006-C4 A3	755,000	5.467		9/15/2039	728,809
Credit Suisse Mortgage Capital Certificates 2006-C1 A4	590,000	5.609	+	2/15/2039	611,818
Credit Suisse Mortgage Capital Certificates 2006-C1 A3	35,000	5.711	+	2/15/2039	36,298
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4	780,000	5.444		3/10/2039	775,780
LB-UBS Commercial Mortgage Trust 2006-C7 A3	685,000	5.347		11/15/2038	688,151
Morgan Stanley Capital I 2005-IQ9 A3	215,000	4.540		7/15/2056	219,332
Morgan Stanley Capital I 2004-T15 A3	175,000	5.030		6/13/2041	180,259
Morgan Stanley Capital I 2007-T27 A4	400,000	5.802	+	6/11/2042	418,516
Morgan Stanley Capital I 2006-T23 A4	205,000	5.984	+	8/12/2041	218,485
Wachovia Bank Commercial Mortgage Trust 2005-C19 A5	1,125,000	4.661		5/15/2044	1,155,038
Wachovia Bank Commercial Mortgage Trust 2007-C34 A3	440,000	5.678		5/15/2046	437,030
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost - $6,164,474)					6,637,175

U.S. GOVERNMENT AND AGENCIES - 43.7%
U.S. GOVERNMENT AGENCY - 24.9%
Federal Home Loan Mortgage REMICS 2777-JA	116,671	4.500		11/15/2017	121,369
Federal Home Loan Mortgage REMICS 2904-CH	352,699	4.500		4/15/2019	368,627
Federal National Mortgage Association 1999-M2 B	535,941	6.508	+	3/25/2029	600,774
Federal National Mortgage Association REMICS 2003-42 HC	133,631	4.500		12/25/2017	139,403
FGLMC Pool A46224	1,374,972	5.000		7/1/2035	1,431,168
FGLMC Pool G01980	1,111,577	5.000		12/1/2035	1,156,773
FGLMC Pool G01499	87,451	7.000		1/1/2033	96,673
FNCL Pool 703391	2,331,981	5.000		5/1/2033	2,429,994
FNCL Pool 735061	550,982	6.000		11/1/2034	592,995
FNCL Pool 735291	152,625	4.500		3/1/2020	159,772
FNCL Pool 745394	574,747	4.500		11/1/2020	601,662
FNCL Pool 747890	382,374	4.500		12/1/2018	401,187
FNCL Pool 792454	155,108	4.500		11/1/2019	162,372
FNCL Pool 822731	922,416	5.500		5/1/2035	974,219
FNCL Pool 880117	189,315	5.500		4/1/2036	199,987
FNCL Pool 889883	2,233,937	6.500		3/1/2038	2,439,191
FNCL Pool 909141	64,472	6.000		1/1/2038	68,943
FNCL Pool 909153	62,412	6.000		2/1/2038	66,682
FNCL Pool 909175	151,544	5.500		4/1/2038	159,812
FNCL Pool 909220	320,993	6.000		8/1/2038	342,339
FNCL Pool 909223	160,476	6.000		8/1/2038	171,183
FNCL Pool 929191	522,258	6.000		3/1/2038	558,048
FNCL Pool 938574	1,668,876	5.500		9/1/2036	1,764,936

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Unaudited) (Continued)
April 30, 2010
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT AGENCY - 24.9% - continued
FNCL Pool 962752	$ 133,136	5.000		4/1/2038	$ 138,008
FNCL Pool 975649	2,922,930	6.000		7/1/2038	3,120,170
FNCL Pool 990101	1,015,498	5.500		8/1/2038	1,070,060
FNCL Pool AA0894	279,432	5.000		12/1/2038	289,296
FNCL Pool AA893	580,483	5.000		12/1/2038	600,927
GNMA 2010-16A	1,256,776	3.214		1/16/2040	1,277,240
					21,503,810
U.S. TREASURY OBLIGATIONS - 18.8%
United States Treasury Note/Bond	1,675,000	4.750		8/15/2017	1,851,857
United States Treasury Note/Bond	1,730,000	1.000		12/31/2011	1,735,744
United States Treasury Note/Bond	750,000	2.625		6/30/2014	766,230
United States Treasury Note/Bond	5,370,000	3.625		2/15/2020	5,354,058
United States Treasury Note/Bond	3,075,000	3.250		12/31/2016	3,112,597
United States Treasury Note/Bond	4,150,000	3.500		2/15/2039	3,468,330
					16,288,816
TOTAL U.S. GOVERNMENT & AGENCIES
(Cost - $36,964,905)					37,792,626

TOTAL INVESTMENTS - 95.2% ( Cost - $78,545,306)					$ 82,371,367
OTHER ASSETS LESS LIABILITIES - 4.8%					4,128,188
NET ASSETS - 100.0%					$ 86,499,555

+ Variable rate security. Interest rate is as of April 30, 2010
REIT - Real Estate Investment Trust
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.

Portfolio Composition * - Unaudited
Corporate Bond	46.06%
Mortgage-Backed Securities	34.17%
Government Bond	19.77%
Total	100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

During the six months ending April 30, 2010, high yield bonds, as measured by the Merrill Lynch High Yield Bond Cash Pay Index, continued their upward momentum. Over the six-month period, high yield bonds rose 11.4 percent. Bonds rated CCC and lower continued to outperform higher-rated bonds over the past two fiscal quarters, increasing a total of 18.8 percent while BB- and B-rated bonds finished the previous six months up 11.4 percent and 11.2 percent, respectively. During February, this relationship was reversed, as CCC-rated bonds declined 0.3 percent and BB-rated bonds managed to remain positive, up 0.5 percent. The sub-adviser, PENN Capital Management Company, Inc. (“PENN”) continues to focus on BB- and B-rated bonds and has limited exposure to CCC-rated bonds.

The sub-adviser believes that corporate earnings have been encouraging thus far and is optimistic about corporate cash flows and deleveraging. The sub-adviser was initially concerned about nearly $75 billion in new issuance that entered the high yield bond market in the past two months alone. However, the new issuance did not negatively impact returns or liquidity, as investor flows into high yield bonds have continued to be strong. Year-to-date, there have been almost $111 billion in new issuance, which is substantial given that there was $181 billion in total new issuance in 2009. Furthermore, default rates have been projected to be lower than the levels reached in 2009. In contrast to the past three years, there have been more credit ratings upgrades than downgrades within the high yield bond market.

The sub-adviser expects that the default rate estimates will continue to decline and that they will fall somewhere closer to historical averages, which are around 5 percent. Default rates in the United States ended 2009 at 13.2 percent, which is roughly 2 percent higher than levels reached in 2001. Spreads have also compressed below the highs reached in 2008 and are now much closer to the levels experienced in 2007.  The sub-adviser also believes that the economy is slowly improving and that merger and acquisition activity will pick up, which generally benefits high yield bonds.

Industry allocation for the portfolio produced mixed results, as an underweight to utilities provided a benefit and an underweight to chemicals detracted from relative performance. In general, high yield bonds in the utilities industry increased 6.8 percent, while high yield bonds in the chemicals industry increased 12.6 percent over the past six months. The sub-adviser intends to maintain an underweight to chemicals, as it believes that the industry has a high exposure to commodities and exhibits more volatility than other industry groups that it finds more attractive.

Going forward, the sub-adviser expects spreads to continue to contract and continues to focus on bonds that have a high coupon. The sub-adviser believes that owning higher coupons, as opposed to deeper discounts, is more favorable for the portfolio. The sub-adviser is also focusing on shorter maturities. The sub-adviser does not believe that interest rates will rise within the year, but do perceive rising rates as something on the horizon and are preparing the portfolio accordingly.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Since Inception (7/1/05)
Class N	10.06%	29.36%	3.91%	4.91%
Class C Class A with load of 4.50% Class A without load	9.69% 5.00% 9.94%	28.52% 23.25% 28.99%	3.17% 2.03% 3.61%	4.14% 2.28%* 3.70%*
ML High-Yield Cash Pay Index	11.44%	42.95%	6.65%	7.71%

                                                                                                                               *Class A commenced operations on January 3, 2007.

The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.58% for Class N, 2.33% for Class C and 1.83% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited)
April 30, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
CORPORATE BONDS - 94.1%
AGRICULTURE - 0.4%
Alliance One International, Inc. - 144A		$ 250,000	10.000	7/15/2016	$ 263,437

AIRLINES - 1.5%
American Airlines Pass Through Trust 2001-02		290,000	8.608	4/1/2011	290,000
Delta Air Lines, Inc. - 144A		520,000	12.250	3/15/2015	555,750
United Air Lines, Inc. - 144A		175,000	9.875	8/1/2013	182,875
					1,028,625
APPAREL - 0.6%
Perry Ellis International, Inc.		380,000	8.875	9/15/2013	388,075

AUTO PARTS & EQUIPMENT - 2.2%
Affinia Group, Inc.		545,000	9.000	11/30/2014	544,319
Exide Technologies		615,000	10.500	3/15/2013	629,606
Titan International, Inc.		340,000	8.000	1/15/2012	343,825
					1,517,750
BANKS - 6.7%
M&I Marshall & Ilsley Bank		210,000	4.850	6/16/2015	197,900
M&I Marshall & Ilsley Bank		770,000	5.000	1/17/2017	712,327
Synovus Financial Corp.		940,000	4.875	2/15/2013	865,975
Synovus Financial Corp.		1,640,000	5.125	6/15/2017	1,486,250
Zions Bancorporation		555,000	5.500	11/16/2015	530,025
Zions Bancorporation		385,000	6.000	9/15/2015	368,638
Zions Bancorporation		415,000	7.750	9/23/2014	433,210
					4,594,325
CHEMICALS - 0.6%
Huntsman International LLC		215,000	7.375	1/1/2015	212,581
Huntsman International LLC		185,000	7.875	11/15/2014	186,388
					398,969
COAL - 0.8%
Cloud Peak Energy Resources LLC - 144A		75,000	8.250	12/15/2017	76,688
Cloud Peak Energy Resources LLC - 144A		155,000	8.500	12/15/2019	159,650
Consol Energy, Inc. - 144A		215,000	8.000	4/1/2017	228,169
Consol Energy, Inc. - 144A		70,000	8.250	4/1/2020	74,900
					539,407
COMMERCIAL SERVICES - 5.6%
Cardtronics, Inc.		365,000	9.250	8/15/2013	378,688
Cenveo Corp.		620,000	7.875	12/1/2013	615,350
Cornell Cos, Inc.		400,000	10.750	7/1/2012	407,000
Global Cash Access Inc./Global Cash Finance Corp.		460,000	8.750	3/15/2012	461,150
KAR Auction Services, Inc.		470,000	8.750	5/1/2014	482,338
National Money Mart Co. - 144A		365,000	10.375	12/15/2016	388,725
Prospect Medical Holdings, Inc.		480,000	12.750	7/15/2014	524,400
Quintiles Transnational Corp. - 144A		320,000	9.500	12/30/2014	324,800
Rental SVC Corp.		250,000	9.500	12/1/2014	255,625
					3,838,076
COMPUTERS - 0.5%
Stream Global Services, Inc. - 144A		330,000	11.250	10/1/2014	371,250

COSMETICS - 1.1%
Elizabeth Arden, Inc.		380,000	7.750	1/15/2014	381,900
Revlon Consumer Products Corp. - 144A		380,000	9.750	11/15/2015	391,875
					773,775

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
DISTRIBUTION - 0.7%
WESCO Distribution, Inc.		$ 470,000	7.500	10/15/2017	$ 465,888

DIVERSIFIED FINANCIAL SERVICES - 6.5%
CEDC Finance Corp. International, Inc. - 144A		545,000	9.125	12/1/2016	571,569
CNG Holdings, Inc. - 144A		320,000	12.250	2/15/2015	320,400
E*Trade Financial Corp.		815,000	7.375	9/15/2013	788,513
E*Trade Financial Corp.		285,000	7.875	12/1/2015	275,025
International Lease Finance Corp.		235,000	5.625	9/20/2013	218,372
International Lease Finance Corp.		440,000	5.875	5/1/2013	419,650
International Lease Finance Corp.		795,000	6.375	3/25/2013	768,169
LBI Escrow Corp. - 144A		280,000	8.000	11/1/2017	290,850
Penson Worldwide, Inc. - 144A		350,000	12.500	5/15/2017	350,000
SquareTwo Financial Corp. - 144A		160,000	11.625	4/1/2017	156,800
Universal City Development Partners, Ltd. - 144A		335,000	8.875	11/15/2015	345,050
					4,504,398
ELECTRIC - 4.6%
AES Corp.		450,000	7.750	3/1/2014	461,250
Calpine Construction Finance Co. - 144A		255,000	8.000	6/1/2016	262,012
Calpine Construction Finance Co. - 144A		275,000	7.250	10/15/2017	266,749
Dynegy Roseton / Danskammer Pass Through Trust Series B		900,000	7.670	11/8/2016	850,950
Mirant Mid Atlantic Pass Through Trust C		740,464	10.060	12/30/2028	805,254
NRG Energy, Inc.		450,000	7.375	2/1/2016	448,313
					3,094,528
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Belden, Inc.		265,000	7.000	3/15/2017	262,019

ELECTRONICS - 0.5%
Sensus USA, Inc.		330,000	8.625	12/15/2013	335,363

ENERGY-ALTERNATE SOURCES - 0.3%
Headwaters, Inc.		195,000	11.375	11/1/2014	206,213

ENTERTAINMENT - 2.9%
GWR Operating Partnership LLP - 144A		365,000	10.875	4/1/2017	357,244
Pinnacle Entertainment, Inc.		1,035,000	7.500	6/15/2015	998,775
Pinnacle Entertainment, Inc. - 144A		660,000	8.625	8/1/2017	683,100
					2,039,119
FOOD - 0.6%
Smithfield Foods, Inc.		450,000	7.750	7/1/2017	447,188

FOREST PRODUCTS & PAPER - 2.2%
Appleton Papers, Inc. - 144A		395,000	10.500	6/15/2015	397,963
Boise Paper Holdings LLC - 144A		280,000	9.000	11/1/2017	299,600
Exopack Holding Corp.		600,000	11.250	2/1/2014	631,500
UPM-Kymmene OYJ - 144A		260,000	7.450	11/26/2027	225,687
					1,554,750
HEALTHCARE-PRODUCTS - 0.8%
DJO Finance LLC		165,000	10.875	11/15/2014	181,088
Universal Hospital Services, Inc.		380,000	8.500	6/1/2015	379,050
					560,138

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
HEALTHCARE-SERVICES - 3.5%
Community Health Systems, Inc.		$ 330,000	8.875	7/15/2015	$ 345,675
HCA, Inc.		245,000	9.250	11/15/2016	263,375
Health Net, Inc.		235,000	6.375	6/1/2017	219,431
Select Medical Corp.		820,000	7.625	2/1/2015	781,050
Skilled Healthcare Group, Inc.		345,000	11.000	1/15/2014	361,388
Sun Healthcare Group, Inc.		450,000	9.125	4/15/2015	465,750
					2,436,669
HOUSEHOLD PRODUCTS - 0.8%
Prestige Brands, Inc. - 144A		225,000	8.250	4/1/2018	230,344
Yankee Acquisition Corp.		305,000	8.500	2/15/2015	316,056
					546,400
HOUSEWARES - 0.5%
Libbey Glass, Inc. - 144A		340,000	10.000	2/15/2015	356,150

INSURANCE - 0.7%
HUB International Holdings, Inc. - 144A		515,000	9.000	12/15/2014	504,700

INTERNET - 1.5%
Equinix, Inc.		335,000	8.125	3/1/2018	348,819
Terremark Worldwide, Inc. - 144A		610,000	12.250	6/15/2017	696,163
					1,044,982
IRON/STEEL - 0.3%
United States Steel Corp.		205,000	7.000	2/1/2018	207,306

LEISURE TIME - 2.3%
NCL Corp. Ltd. - 144A		495,000	11.750	11/15/2016	542,644
Travelport, LLC		990,000	9.875	9/1/2014	1,041,975
					1,584,619
LODGING - 2.6%
Ameristar Casinos, Inc.		235,000	9.250	6/1/2014	247,338
Boyd Gaming Corp.		380,000	6.750	4/15/2014	351,500
Gaylord Entertainment Co.		355,000	6.750	11/15/2014	345,238
MGM Mirage - 144A		250,000	10.375	5/15/2014	273,750
Wynn Las Vegas, LLC - 144A		600,000	7.875	5/1/2020	605,250
					1,823,076
MACHINERY-DIVERSIFIED - 1.5%
Chart Industries, Inc.		450,000	9.125	10/15/2015	456,188
CPM Holdings, Inc. - 144A		295,000	10.625	9/1/2014	316,019
Manitowoc Co., Inc.		270,000	9.500	2/15/2018	284,850
					1,057,057
MEDIA - 2.6%
Clear Channel Worldwide Holdings, Inc. - 144A		330,000	9.250	12/15/2017	351,450
LIN Television Corp. - 144A		275,000	8.375	4/15/2018	277,406
Salem Communications Corp.		280,000	9.625	12/15/2016	300,300
Sirius XM Radio, Inc. - 144A		375,000	8.750	4/1/2015	375,000
XM Satellite Radio, Inc. - 144A		455,000	11.250	6/15/2013	495,381
					1,799,537
OFFICE FURNISHINGS - 0.5%
Interface, Inc.		325,000	11.375	11/1/2013	369,281

OIL & GAS - 12.1%
Atlas Energy Resources. LLC		235,000	10.750	2/1/2018	261,731
Atlas Energy Resources. LLC		110,000	12.125	8/1/2017	127,600
Basic Energy Services. Inc.		510,000	7.125	4/15/2016	451,987

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
OIL & GAS - 12.1% (Continued)
Basic Energy Services. Inc.		$ 450,000	11.625	8/1/2014	$ 498,937
Berry Petroleum Co.		500,000	8.250	11/1/2016	507,500
Bill Barrett Corp.		475,000	9.875	7/15/2016	514,188
Chaparral Energy. Inc.		170,000	8.500	12/1/2015	166,387
Chaparral Energy. Inc.		530,000	8.875	2/1/2017	515,425
Chesapeake Energy Corp.		360,000	7.250	12/15/2018	361,350
Complete Production Services. Inc.		470,000	8.000	12/15/2016	478,225
Comstock Resources. Inc.		170,000	8.375	10/15/2017	175,738
Helix Energy Solutions Group. Inc. - 144A		640,000	9.500	1/15/2016	663,200
Key Energy Services. Inc.		805,000	8.375	12/1/2014	820,094
Linn Energy LLC		325,000	11.750	5/15/2017	371,313
Linn Energy LLC - 144A		290,000	8.625	4/15/2020	299,788
Plains Exploration & Production Co.		385,000	7.750	6/15/2015	393,663
Plains Exploration & Production Co.		310,000	10.000	3/1/2016	343,325
Quicksilver Resources. Inc.		225,000	7.125	4/1/2016	218,250
Quicksilver Resources. Inc.		130,000	8.250	8/1/2015	134,063
Quicksilver Resources. Inc.		160,000	11.750	1/1/2016	184,800
SandRidge Energy. Inc. - 144A		275,000	9.875	5/15/2016	288,063
Swift Energy Co.		350,000	7.125	6/1/2017	340,813
Swift Energy Co.		175,000	8.875	1/15/2020	183,531
					8,299,971
PHARMACEUTICALS - 1.3%
BioScrip. Inc. - 144A		345,000	10.250	10/1/2015	352,762
Omnicare. Inc.		250,000	6.750	12/15/2013	252,813
Patheon. Inc. - 144A		315,000	8.625	4/15/2017	315,000
					920,575
PIPELINES - 1.3%
MarkWest Energy Partners LP		710,000	8.500	7/15/2016	732,188
MarkWest Energy Partners LP		170,000	8.750	4/15/2018	176,375
					908,563
REITS - HOTELS - 1.1%
Felcor Lodging LP		755,000	10.000	10/1/2014	792,750

REITS - SHOPPING CENTERS- 0.4%
Developers Diversified Realty Corp.		270,000	5.500	5/1/2015	261,563

RETAIL - APPAREL - 0.3%
Brown Shoe Co., Inc.		195,000	8.750	5/1/2012	199,387

RETAIL - DISCOUNT - 1.1%
HSN, Inc.		645,000	11.250	8/1/2016	727,238

RETAIL - RESTAURANTS - 0.7%
Landry's Restaurants, Inc. - 144A		190,000	11.625	12/1/2015	204,725
Wendy's/Arby's Restaurants LLC		245,000	10.000	7/15/2016	264,906
					469,631
RETAIL - TOY STORE - 0.3%
Toys R Us Property Co. LLC - 144A		225,000	8.500	12/1/2017	237,375

SEMICONDUCTORS - 0.4%
MagnaChip Semiconductor - 144A		300,000	10.500	4/15/2018	306,375

STORAGE/WAREHOUSING - 0.5%
Mobile Mini, Inc.		350,000	9.750	8/1/2014	364,438

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
TELECOMMUNICATIONS - 8.6%
Alcatel-Lucent USA, Inc.		$ 885,000	6.450	3/15/2029	$ 644,944
Alcatel-Lucent USA, Inc.		525,000	6.500	1/15/2028	381,281
Broadview Networks Holdings, Inc.		175,000	11.375	9/1/2012	173,250
Cricket Communications, Inc.		510,000	9.375	11/1/2014	526,575
Crown Castle International Corp.		300,000	9.000	1/15/2015	324,750
Frontier Communications Corp.		260,000	6.625	3/15/2015	258,050
Integra Telecom Holdings, Inc. - 144A		345,000	10.750	4/15/2016	350,175
ITC Deltacom, Inc. - 144A		690,000	10.500	4/1/2016	683,963
Nextel Communications, Inc.		920,000	6.875	10/31/2013	908,500
NII Capital Corp. - 144A		730,000	8.875	12/15/2019	757,375
PAETEC Holding Corp.		465,000	8.875	6/30/2017	480,694
PAETEC Holding Corp. - 144A		165,000	8.875	6/30/2017	169,744
Windstream Corp.		300,000	8.125	8/1/2013	315,375
					5,974,676
TELEPHONE - 6.2%
Cincinnati Bell, Inc.		520,000	8.750	3/15/2018	525,850
GCI, Inc.		520,000	7.250	2/15/2014	521,300
Global Crossing Ltd. - 144A		775,000	12.000	9/15/2015	868,000
Global Crossing UK Finance PLC		350,000	10.750	12/15/2014	366,188
Sprint Nextel Corp.		1,240,000	6.000	12/1/2016	1,154,750
Syniverse Technologies, Inc.		390,000	7.750	8/15/2013	392,925
Time Warner Telecom Holdings, Inc. - 144A		345,000	8.000	3/1/2018	356,213
					4,185,226
TRANSPORTATION - 3.5%
Commercial Barge Line Co.		430,000	12.500	7/15/2017	470,850
Kansas City Southern de Mexico SA de CV		460,000	7.625	12/1/2013	466,228
Kansas City Southern de Mexico SA de CV -144A		440,000	8.000	2/1/2018	450,530
Kansas City Southern de Mexico SA de CV		229,000	9.375	5/1/2012	235,156
Kansas City Southern de Mexico SA de CV		465,000	12.500	4/1/2016	549,346
Ship Finance International, Ltd.		270,000	8.500	12/15/2013	270,338
					2,442,448
TOTAL BONDS & NOTES ( Cost - $59,898,336)					65,003,286

PREFERRED STOCK - 1.4%
BANKS - 1.4%
Wells Fargo & Co.		1,015	7.500		1,000,790
TOTAL PREFERRED STOCK ( Cost - $682,932)					1,000,790

TOTAL INVESTMENTS - 95.5% ( Cost - $60,581,268)					$66,004,076
OTHER ASSETS LESS LIABILITIES - 4.5%					3,132,158
NET ASSETS - 100.0%					$69,136,234
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REIT - Real Estate Investment Trust
Portfolio Composition * - Unaudited
Baa1	1.35%		B3		33.31%
Baa3	0.39%		Caa1		5.72%
Ba1	3.01%		Caa2		0.89%
Ba2	3.67%		NR		2.33%
Ba3	6.52%		Cash		2.14%
B1	21.47%		Total		100.00%
B2	19.20%
* Based on total market value of investments as of April 30, 2010
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, Inc.)

Market neutral hedging investment strategies, as measured by the IQ Market Neutral Beta Index, managed a small gain for the six-month period ending April 30, 2010. The Index reversed negative performance in the fiscal first quarter and finished the first half of the fiscal year up 1.0 percent. Over this same period these investment strategies significantly trailed broader equity markets, as measured by the S&P 500 Index, by over 15 percentage points.

Westchester Capital Management, Inc. (“Westchester”) continues to divide the Fund’s absolute-return approach among several different strategies, including: buy/write, merger arbitrage, and fixed income. While Westchester has yet to see corporate deal activity rise to the full extent of its forecasts since late 2009, the sub-adviser does believe that the current takeovers and mergers in the marketplace allow for numerous investment opportunities. Merger arbitrage remains the largest single investment strategy within the Fund.

Within the merger arbitrage strategy, the sub-adviser continues to lock in arbitrage spreads in positions of several large deals where it has high conviction of success. The Fund’s deal participation has included a wide variety of industries over the past six months: 3Com Corp.’s (COMS) announced takeover by technology blue chip Hewlett-Packard Company (HPQ); oilfield service conglomerate Schlumberger Ltd.’s (SLB) substantial $11 billion takeover of Smith International, Inc. (SII); and the complex, multi-billion dollar, four-way competition for fertilizer producer Terra Industries (TRA) that was finally won by CF Industries (CF), after CF Industries itself withstood a takeover attempt from Agrium (AGU).

Westchester continues to use a “risk-reversal” options strategy to pursue moderate income generation with significant downside protection. This strategy involves writing a call option on a held security (a “covered call”), while purchasing a put option for a slight premium so as to limit downside should the underlying security decline beyond the premium received for the written call. The sub-adviser believes this is a relatively conservative strategy and has pursued “risk-reversals” with stocks such as Pfizer, Inc. (PFE) and McDonald’s Corp. (MCD), but it remains a relatively small strategy within the overall portfolio.

A third considerable strategy, investment in fixed income securities, ranged from approximately 8.0 percent of the portfolio through the first fiscal quarter to over 25.0 percent by the end of the second fiscal quarter. Fixed income investments include the purchase of bonds and preferred shares, and may be used in conjunction with merger arbitrage and share buyback/exchange strategies. Preferred shares, particularly those of financial services firms offering high dividend yields, remain a significant fixed income portion of the overall portfolio at approximately 15.0 percent.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Annualized Three Years Five Years	Annualized Since Inception (8/1/08)*
Class N	3.93%	7.87%	N/A N/A	0.88%**
Class C Class A with load of 5.75% Class A without load	3.43% (2.16)% 3.79%	6.78% 1.41% 7.57%	(6.78)% (1.13)% (7.83)% (1.53)% (6.07)% (0.40)%	(1.95)% (4.34)% (1.18)%
IQ Hedge Market Neutral Beta Index CBOE S&P 500 Buy/Write Index	0.11% 12.36%	6.57% 34.97%	2.69% N/A (0.94)% 4.33%	4.00% 0.87%

  *Westchester Capital Management, Inc. was named sub-adviser to the Fund, on August 1, 2008.

**Class N commenced operations on September 29, 2008.

The CBOE S&P 500 Buy/Write Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  Investors cannot invest directly in an index or benchmark.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.42% for Class N, 3.42% for Class C and 2.67% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited)
April 30, 2010

Security			Shares		Market Value
COMMON STOCK - 65.0%
BANKS - 4.4%
Citigroup, Inc. *			300,000		$ 1,311,000
Goldman Sachs Group, Inc.			10,100		1,466,520
					2,777,520
BEVERAGES - 3.2%
Coca-Cola Enterprises, Inc.			45,300		1,256,169
Fomento Economico Mexicano SAB de CV			16,600		785,678
					2,041,847
BIOTECHNOLOGY - 5.1%
Genzyme Corp. *			24,000		1,277,760
Millipore Corp. *			3,800		403,370
OSI Pharmaceuticals, Inc. *			26,100		1,531,287
					3,212,417
CHEMICALS - 1.8%
CF Industries Holdings, Inc.			2,880		240,970
Huntsman Corp.			80,400		917,364
					1,158,334
COMMERCIAL SERVICES - 3.4%
Brink's Home Security Holdings, Inc. *			51,400		2,155,716

COMPUTERS - 1.7%
Palm, Inc. *			188,800		1,095,040

ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
SunPower Corp. *			52,300		786,592

ELECTRONICS - 0.9%
Varian, Inc. *			10,500		543,795

HEALTHCARE-PRODUCTS - 2.8%
Alcon, Inc. *			11,500		1,792,390

HEALTHCARE-SERVICES - 2.1%
Psychiatric Solutions, Inc. *			42,200		1,357,574

HOLDING COMPANIES-DIVERSIFIED - 2.9%
Liberty Acquisition Holdings Corp. *			183,800		1,854,542

OIL&GAS - 8.1%
Mariner Energy, Inc. *			25,100		599,388
Questar Corp.			25,700		1,232,315
XTO Energy, Inc.			68,000		3,231,360
					5,063,063
OIL&GAS SERVICES - 10.2%
Baker Hughes, Inc.			30,294		1,507,642
Boots & Coots, Inc. *			317,400		929,982
Smith International, Inc.			84,200		4,021,392
					6,459,016
PHARMACEUTICALS - 2.6%
Pfizer, Inc.			100,000		1,672,000

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2010

Security			Shares		Market Value
REITS - 1.0%
General Growth Properties, Inc.			42,000		$ 659,400

RETAIL - 3.3%
McDonald's Corp.			30,000		2,117,700

SOFTWARE - 2.0%
Bowne & Co., Inc.			111,400		1,245,452

TELECOMMUNICATIONS - 8.3%
CenturyTel, Inc.			36,300		1,238,193
Hutchison Telecommunications International, Ltd. - ADR *			10,000		41,400
Motorola, Inc. *			90,300		638,421
Polycom, Inc. *			49,000		1,594,950
Verizon Communications, Inc.			60,000		1,733,400
					5,246,364

TOTAL COMMON STOCK ( Cost - $41,187,205)					41,238,762

EXCHANGE TRADED FUNDS - 2.3%
EQUITY FUND - 2.3%
PowerShares S&P 500 BuyWrite Portfolio			66,956		1,442,902

TOTAL EXCHANGE TRADED FUNDS ( Cost - $1,150,999)					1,442,902

		Shares	Dividend Rate
PREFERRED STOCK - 18.5%
BANKS - 11.6%
Bank of America Corp.		76,600	8.625		2,016,878
Bank One Capital VI		33,000	7.200		826,320
Fifth Third Capital Trust VII		32,300	8.875		852,720
Goldman Sachs Group, Inc.		12,500	6.200		297,750
KeyCorp Capital X		87,358	8.000		2,178,708
Royal Bank of Scotland Group PLC		91,200	6.350		1,211,574
					7,383,950
DIVERSIFIED FINANCIAL SERVICES - 6.9%
Citigroup Capital XIX		6,095	7.250		139,941
Countrywide Capital V		89,200	7.000		1,983,808
JPMorgan Chase Capital XXVI		14,500	8.000		398,750
National City Capital Trust IV		71,500	8.000		1,837,550
					4,360,049

TOTAL PREFERRED STOCK ( Cost - $11,086,980)					11,743,999

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2010

		Principal	Interest	Maturity
Security		Amount	Rate	Date	Market Value
BONDS & NOTES - 10.2%
BIOTECHNOLOGY - 3.9%
Millipore Corp.		$ 1,970,000	3.750	6/1/2026	$ 2,477,275

OIL&GAS - 1.5%
Mariner Energy, Inc.		738,000	11.750	6/30/2016	951,098

REITS - 2.0%
GGP LP - 144A		1,224,000	3.980	4/15/2027	1,272,960

RETAIL - 1.9%
Duane Reade, Inc.		965,000	11.750	8/1/2015	1,225,550

SEMICONDUCTORS - 0.9%
Advanced Micro Devices, Inc.		520,000	5.750	8/15/2012	525,200

TOTAL BONDS & NOTES ( Cost - $6,401,143)					6,452,083

				Contracts**
PURCHASED PUT OPTIONS - 0.1%
iShares, Expiration June 2010, Exercise Price $55				100	31,000
McDonalds Corp., Expiration June 2010, Exercise Price $65				300	8,700
Pfizer Inc., Expiration September 2010, Exercise Price $14				1,000	29,000
Verizon Communications, Inc. Expiration July 2010, Exercise Price $26				600	15,000
TOTAL PURCHASED PUT OPTIONS ( Cost - $110,721)					83,700

TOTAL INVESTMENTS - 96.1% ( Cost - $59,937,048)					$60,961,446
OTHER ASSETS LESS LIABILITIES - 3.9%					2,494,569
NET ASSETS - 100.0%					$63,456,015

* Non-Income producing security.
** Each Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
ADR - American Depositary Receipt.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REITS- Real Estate Investment Trusts.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2010

Security				Contracts***	Market Value
SCHEDULE OF WRITTEN CALL OPTIONS - (2.2) %
Citigroup, Inc., Expiration May 2010, Exercise Price $4				3,000	$ 138,000
Coca-Cola Enterprises, Expiration June 2010, Exercise Price $27.50				453	40,770
CF Industries Holdings, Inc., Expiration May 2010, Exercise Price $90				17	1,870
Centurytel, Inc., Expiration June 2010, Exercise Price $35				363	18,150
General Growth Properties, Expiration June 2010, Exercise Price $12.50				420	140,700
Goldman Sachs Group, Expiration May 2010, Exercise Price $ 140				101	103,525
Genzyme Corp., Expiration May 2010, Exercise Price $50				240	86,400
Huntsman Corp., Expiration May 2010, Exercise Price $11				804	88,440
McDonalds Corp., Expiration June 2010, Exercise Price $70				300	57,000
Mariner Energy, Inc., Expiration May 2010, Exercise Price $25				251	7,530
Motorola, Inc., Expiration May 2010, Exercise Price $7				903	23,478
OSI Pharmaceuticals, Inc., Expiration May 2010, Exercise Price $55				261	114,840
Palm, Inc., Expiration May 2010, Exercise Price $5				1,888	151,040
Pfizer Inc., Expiration September 2010, Exercise Price $18				1,000	47,000
Polycom Inc., Expiration May 2010, Exercise Price $30				490	156,800
Psychiatric Solutions, Inc., Expiration May 2010, Exercise Price $30				422	118,160
Questar Corp., Expiration June 2010, Exercise Price $45				257	98,945
Verizon Communications, Inc. Expiration July 2010, Exercise Price $31				600	13,200

TOTAL WRITTEN CALL OPTIONS - (Proceeds - $1,521,055 )					1,405,848

*** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

SECURITIES SOLD SHORT - (17.4) %				Shares
Baker Hughes Inc.				30,268	1,506,136
Berkshire Hathaway Inc.				1	77
Exxon Mobil Corp.				48,300	3,277,155
Schlumberger Ltd.				58,661	4,189,569
SunPower Corp. - Cl. A				50,000	827,500
Tyco International Ltd.				32,078	1,244,306

TOTAL SECURITIES SOLD SHORT - (Proceeds - $10,446,410 )					11,044,743

Portfolio Composition * - Unaudited
Energy	29.81%		Technology		2.25%
Financial	25.46%		Utilities		2.24%
Consumer, Non-cyclical	15.18%		ETF		2.01%
Industrial	9.49%		Basic Materials		1.61%
Consumer, Cyclical	6.87%		Total		100.00%
Communications	5.08%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, narrowly beat broader market indexes such as the S&P 500 Index in the six-month period ended April 30, 2010.  Calamos Advisors LLC (“Calamos”) has maintained a bias toward higher-quality convertibles, which was a drag on relative performance.  Strong security selection in the financial and information technology sectors helped to mitigate some of the underperformance.

An overweight to the energy sector detracted from performance on a relative basis over the six months ended April 30, 2010.  The sub-adviser overweighted the sector by a little more than 200 bps, devoting more than 12 percent of the portfolio to such stocks, while the index holds just over 10 percent.  It should be noted, however, that the sub-adviser has steadily reduced that weighting from more than 20 percent in the preceding six-month period.  Security selection was also a factor in the relative underperformance. Noble Energy, Inc. (NBL), an independent oil and gas producer, was an exception that returned 17 percent in the six-month period ended April 30, 2010.

An underweight to the financial services sector detracted from performance, while security selection within the space added value.  The sub-adviser is not comfortable owning many of the larger banks, instead preferring to hold investment managers such as T. Rowe Price, Inc. (TROW).  There are no plans to increase the sector weighting at this time.

Security selection in the information technology sector enhanced performance in the six months ended April 30, 2010.  Cisco Systems, Inc. (CSCO), a networking and communication devices producer, was one of the top holdings in the last fiscal quarter and returned 18 percent.

The portfolio’s higher quality bias, specifically an underweight to the most speculative grade issues, detracted from performance.  Investment-grade convertible securities continued to underperform speculative-grade convertibles by a wide margin in the six months ended April 30, 2010.  While the sub-adviser does own some speculative-grade convertibles, its internal risk control strategy does not allow the portfolio to hold convertibles rated CCC and below, which outperformed speculative-grade convertibles in general.  Calamos remains wary of CCC-rated convertibles, which currently have a 27 percent default rate.

Going forward, the sub-adviser anticipates that the economy will improve, but with relatively anemic growth and high volatility in the markets.  Calamos believes convertible securities are still somewhat undervalued compared to equities, but have recovered significantly since the lows reached in the fourth quarter of 2008. The significant rebound has decreased the degree of mispricing in the convertibles asset class.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	8.83%	32.38%	1.47%	6.32%	4.38%
Class C Class A with load of 5.75% Class A without load	8.25% 2.43% 8.70%	31.10% 24.42% 32.06%	0.46% (0.80)% 1.20%	5.26% N/A N/A	3.35% 0.60%* 2.40%*
ML Conv. ex Mandatory Index	15.85%	41.08%	1.85%	6.35%	4.42%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.86% for Class N, 2.86% for Class C and 2.11% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited)
April 30, 2010

				Market
Security			Shares	Value
COMMON STOCK - 46.8%
AEROSPACE/DEFENSE - 1.6%
L-3 Communications Holdings Inc.			1,900	$ 177,783
United Technologies Corp.			3,045	228,223
				406,006
APPAREL - 1.3%
NIKE Inc.			4,520	343,113

BANKS - 1.1%
Bank of America Corp.			8,400	149,772
JPMorgan Chase & Co.			3,300	140,514
				290,286
BEVERAGES - 2.2%
Coca-Cola Co./The			4,850	259,233
Diageo PLC			4,400	299,816
				559,049
COMMERCIAL SERVICES - 1.0%
Mastercard Inc. - Cl. A			1,030	255,481

COMPUTERS - 3.3%
Accenture PLC - Cl. A			8,775	382,941
Infosys Technologies Ltd. - ADR			7,690	460,939
				843,880
COSMETICS - 1.0%
Procter & Gamble Co./The			4,200	261,072

DIVERSIFIED FINANCIAL SERVICES - 3.2%
Affiliated Managers Group, Inc. *			2,000	168,360
Franklin Resources, Inc.			3,000	346,920
T Rowe Price Group, Inc.			5,200	299,052
				814,332
ENGINEERING & CONSTRUCTION - 0.9%
ABB Ltd. *			11,700	224,172

HEALTHCARE-PRODUCTS - 3.4%
Alcon Inc. *			1,310	204,177
Johnson & Johnson			5,450	350,435
Medtronic, Inc.			4,500	196,605
Stryker Corp.			2,500	143,600
				894,817
INSURANCE - 1.1%
Aflac,Inc.			2,500	127,400
Prudential Financial, Inc.			2,400	152,544
				279,944
INTERNET - 3.9%
Amazon.com, Inc. *			4,432	607,450
eBay, Inc. *			16,700	397,627
				1,005,077
MISCELLANEOUS MANUFACTURING - 2.5%
Eaton Corp.			6,400	493,824
Parker Hannifin Corp.			2,100	145,278
				639,102

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2010

				Market
Security			Shares	Value
OIL&GAS - 9.7%
Apache Corp.			5,188	$ 527,931
Devon Energy Corp.			5,020	337,997
Halliburton Co.			11,715	359,065
Nexen Inc.			6,000	145,680
Noble Corp. *			12,700	501,523
Occidental Petroleum Corp.			3,300	292,578
Pride International, Inc. *			12,199	369,996
				2,534,770
RETAIL - 1.5%
Wal-Mart Stores, Inc.			2,650	142,172
Walgreen Co.			7,200	253,080
				395,252
SEMICONDUCTORS - 1.7%
ARM Holdings PLC - ADR			26,580	303,809
Linear Technology Corp.			4,200	126,252
				430,061
SOFTWARE - 4.3%
Microsoft Corp.			16,450	502,383
Oracle Corp.			23,050	595,612
				1,097,995
TELECOMMUNICATIONS - 3.1%
Cisco Systems, Inc. *			25,125	676,365
QUALCOMM, Inc.			3,000	116,220
				792,585

TOTAL COMMON STOCK ( Cost - $11,058,116)				12,066,994

	Principal	Interest	Maturity
BONDS & NOTES - 45.2%	Amount	Rate	Date
AEROSPACE/DEFENSE - 0.5%
L-3 Communications Holdings, Inc.	$130,000	3.000	8/1/2035	136,988

AUTO MANUFACTURERS - 0.6%
Navistar International Corp.	140,000	3.000	10/15/2014	164,850

BEVERAGES - 1.0%
Coca-Cola Co./The	250,000	3.625	3/15/2014	261,962

BIOTECHNOLOGY - 1.6%
Amgen, Inc.	120,000	0.375	2/1/2013	121,350
Life Technologies Corp.	250,000	3.250	6/15/2025	303,125
				424,475
COMPUTERS - 8.7%
EMC Corp/Massachusetts	780,000	1.750	12/1/2013	1,019,850
International Business Machines Corp.	260,000	2.100	5/6/2013	262,304
Maxtor Corp.	140,000	2.375	8/15/2012	163,800
NetApp, Inc.	610,000	1.750	6/1/2013	760,975
				2,206,929
DIVERSIFIED METALS & MINING - 0.4%
Sterlite Industries	110,000	4.000	10/30/2014	105,462

ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
Emerson Electric Co.	165,000	5.000	12/15/2014	180,597

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2010

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
ENTERTAINMENT - 0.6%
International Game Technology * - 144A	$125,000	3.250	5/1/2014	$ 159,844

HEALTHCARE-PRODUCTS - 2.5%
Kinetic Concepts, Inc. * - 144A	290,000	3.250	4/15/2015	308,125
Medtronic, Inc.	325,000	1.625	4/15/2013	345,719
				653,844
HOLDING COMPANIES-DIVERSIFIED - 1.0%
Leucadia National Corp.	210,000	3.750	4/15/2014	265,125

HOUSEHOLD PRODUCTS - 1.1%
Kimberly-Clark Corp.	250,000	6.125	8/1/2017	285,940

INTERNET - 3.9%
Priceline.com, Inc. * - 144A	270,000	1.250	3/15/2015	289,238
Symantec Corp.	531,000	1.000	6/15/2013	570,825
VeriSign, Inc.	160,000	3.250	8/15/2037	151,600
				1,011,663
IRON/STEEL - 0.6%
Allegheny Technologies, Inc.	110,000	4.250	6/1/2014	161,287

MACHINERY-DIVERSIFIED - 1.2%
AGCO Corp.	277,000	1.250	12/15/2036	302,276

MINING - 4.8%
Goldcorp, Inc. * - 144A	350,000	2.000	8/1/2014	418,687
Newmont Mining Corp.	230,000	1.250	7/15/2014	309,925
Newmont Mining Corp.	300,000	1.625	7/15/2017	411,750
Newmont Mining Corp.	70,000	3.000	2/15/2012	93,625
				1,233,987
MISCELLANEOUS MANUFACTURING - 1.2%
Danaher Corp.	250,000	0.000	1/22/2021	305,625

OIL & GAS - 2.5%
Cameron International Corp.	130,000	2.500	6/15/2026	164,612
Chesapeake Energy Corp.	365,000	2.500	5/15/2037	302,494
Chesapeake Energy Corp.	50,000	2.500	5/15/2037	40,750
Chesapeake Energy Corp.	150,000	2.750	11/15/2035	139,687
				647,543
PHARMACEUTICALS - 4.5%
Endo Pharmaceuticals Holdings, Inc. * - 144A	170,000	1.750	4/15/2015	164,475
Medicis Pharmaceutical Corp.	130,000	2.500	6/4/2032	135,200
Mylan, Inc./PA	220,000	1.250	3/15/2012	244,750
Teva Pharmaceutical Finance Co. BV	190,000	1.750	2/1/2026	231,800
Teva Pharmaceutical Finance Co. LLC	295,000	0.250	2/1/2026	372,806
				1,149,031
RETAIL - 2.1%
Best Buy Co., Inc.	190,000	2.250	1/15/2022	216,837
Wal-Mart Stores, Inc.	325,000	2.875	4/1/2015	327,542
				544,379

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2010

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
SEMICONDUCTORS - 4.2%
Intel Corp. * - 144A	$235,000	3.250	8/1/2039	$ 288,756
Linear Technology Corp.	90,000	3.000	5/1/2027	90,645
Micron Technology Inc.	275,000	1.875	6/1/2014	255,750
ON Semiconductor Corp.	292,000	2.625	12/15/2026	301,855
Rovi Corp. * - 144A	140,000	2.625	2/15/2040	146,125
				1,083,131
SOFTWARE - 1.5%
Nuance Communications Inc.	340,000	2.750	8/15/2027	388,450

TOTAL BONDS & NOTES ( Cost - $10,288,248)				11,673,388

		Dividend
PREFERRED STOCK - 6.7%	Shares	Rate
AGRICULTURE - 2.3%
Archer-Daniels-Midland Co.	9,500	6.250		376,200
Bunge Ltd.	400	5.125		213,200
				589,400
BANKS - 2.3%
Bank of America Corp.	265	7.250		260,227
Wells Fargo & Co.	325	7.500		320,450
				580,677
DIVERSIFIED FINANCIAL SERVICES - 0.8%
AMG Capital Trust II	5,500	5.150		202,125

PHARMACEUTICALS - 1.3%
Mylan, Inc. PA	270	6.500		354,847

TOTAL PREFERRED STOCK ( Cost - $1,353,526)				1,727,049

TOTAL INVESTMENTS - 98.7% ( Cost - $22,699,890)				$25,467,431
OTHER ASSETS LESS LIABILITIES -1.3%				333,720
NET ASSETS - 100.0%				$25,801,151

*Non-income producing security.
ADR - American Depositary Receipt.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Common Stock		47.58%
Convertible Bonds		45.61%
Preferred Stock		6.81%
Total		100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks outperformed large cap growth stocks in the six month period ended April 30, 2010, beating large cap growth stocks by nearly 200 bps.  The sub-adviser, C.S. McKee (“McKee”), cited both security selection and sector allocation as drivers of performance versus the benchmark, the Russell 1000 Value Index.

The industrial sector was the top contributor to performance in the portfolio.  McKee overweighted the sector by nearly 500 bps and outperformed it by nearly 600 bps.  Industrial stocks comprised more than 12 percent of the portfolio and returned more than 36 percent versus the overall benchmark return of 17.8 percent.  The sub-adviser took cash for Burlington Northern Santa Fe Co. (BNI), recently acquired by Berkshire Hathaway, Inc. (BRK), in lieu of BRK shares.  McKee felt that Berkshire was slightly overvalued and that the cash could be invested in more attractive securities.  A large position in General Electric Co. (GE) enhanced performance over the time period as well, returning nearly 34 percent.

Underweighting financial stocks detracted from performance as this sector outperformed the overall index.  Financial stocks comprise more than 28 percent of the index while the sub-adviser devoted just over 17 percent of the portfolio to such securities.  McKee’s selections in the financial sector did slightly outperform financials in the index, however, which was somewhat positive since financials did do better than the overall index.

The energy sector continued to be a drag on performance as the sector underperformed the overall benchmark by more than 800 bps.  McKee overweighted the sector by more than 1 percent, adding further to the negative impact.  Energy stocks in the portfolio also underperformed energy stocks in the index by a wide margin.

Exposure the consumer discretionary sector was both a positive and a negative for the sub-adviser as the portfolio underperformed the sector but beat the overall index by a wide margin.  McKee was slightly overweight the index with just over 11 percent of the portfolio devoted to consumer discretionary.  The 24 percent return achieved by consumer discretionary stocks in the portfolio handily beat the overall index, but sorely lagged consumer discretionary stocks in the index, which returned more than 37 percent.

Going forward, McKee does not plan any material changes to the portfolio.  The sub-adviser believes the economy will continue to grow, but at a somewhat sluggish pace.  Also, it believes interest rates should hold steady for the foreseeable future, though there is some concern over the large federal deficit.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	15.11%	36.81%	(6.50)%	1.47%	1.67%
Class C Class A with load of 5.75% Class A without load	14.65% 8.33% 14.93%	35.64% 28.71% 36.63%	(7.43)% (8.57)% (6.75)%	0.48% N/A N/A	0.69% (6.38)%* (4.70)%*
Russell 1000 Value Index	17.77%	42.28%	(7.66)%	1.93%	1.95%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.72% for Class N, 2.72% for Class C and 1.97% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Unaudited)
April 30,2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.2%			MINING - 2.5%
AEROSPACE/DEFENSE - 4.8%			Freeport-McMoRan Copper & Gold, Inc.	12,800	$ 966,784
Honeywell International, Inc.	16,572	$ 786,673
United Technologies Corp.	14,016	1,050,499	OIL & GAS - 18.6%
		1,837,172	Apache Corp.	17,932	1,824,760
BANKS - 12.9%			Chevron Corp.	20,400	1,661,376
Bank of America Corp.	90,828	1,619,463	ConocoPhillips	19,596	1,159,887
Bank of New York Mellon Corp.	36,700	1,142,471	Marathon Oil Corp.	38,974	1,253,014
JPMorgan Chase & Co.	33,002	1,405,225	Transocean Ltd. *	16,400	1,188,180
US Bancorp	27,907	747,070			7,087,217
		4,914,229	PHARMACEUTICALS - 4.4%
COMPUTERS - 1.6%			AmerisourceBergen Corp.	27,400	845,290
Dell, Inc. *	38,400	621,312	Watson Pharmaceuticals, Inc. *	19,400	830,708
					1,675,998
CONGLOMERATES - 10.1%			RETAIL - APPAREL - 2.0%
Dover Corp.	17,700	924,294	NIKE, Inc.	9,800	743,918
Emerson Electric Co.	16,352	854,065
Fortune Brands, Inc.	13,967	732,150	RETAIL - AUTO PARTS - 2.7%
General Electric Co.	70,927	1,337,683	AutoZone, Inc. *	5,536	1,024,215
		3,848,192
COSMETICS/PERSONAL CARE - 2.8%			RETAIL - CONSUMER ELECTRONICS - 1.7%
Procter & Gamble Co.	17,200	1,069,152	Best Buy Co., Inc.	14,100	642,960

ELECTRIC UTILITIES - 4.3%			RETAIL - DISCOUNT - 2.1%
FPL Group, Inc.	16,536	860,699	Wal-Mart Stores, Inc.	14,700	788,655
Public Service Enterprise Group, Inc.	23,900	767,907
		1,628,606	SEMICONDUCTORS - 3.4%
HEALTHCARE - SERVICES - 3.6%			Intel Corp.	56,528	1,290,534
Covance, Inc. *	10,800	617,112
Humana, Inc. *	16,800	768,096	SOFTWARE - 2.2%
		1,385,208	Microsoft Corp.	27,200	830,688
INDUSTRIAL EQUIPMENT - 1.2%
Ingersoll-Rand PLC	12,580	465,209	TELEPHONE - INTERGRATED - 2.0%
			AT&T, Inc.	28,245	736,065
INSURANCE - 2.1%
Allstate Corp.	24,432	798,194	TOBACCO - 4.5%
			Altria Group, Inc.	58,595	1,241,628
INTERNET - 1.5%			Philip Morris International, Inc.	9,595	470,923
eBay, Inc. *	23,900	569,059			1,712,551

MEDIA - 1.7%			TOTAL COMMON STOCK
Time Warner Cable, Inc. - Cl. A	11,200	630,000	( Cost - $29,246,422)		36,964,168

MEDICAL - 4.5%			TOTAL INVESTMENTS - 97.2%
Baxter International, Inc.	12,800	604,416	( Cost - $29,246,422)		$ 36,964,168
Laboratory Corp. of America Holdings *	8,902	699,430	OTHER ASSETS LESS LIABILITIES - 2.8%		1,065,933
Quest Diagnostics, Inc.	6,900	394,404	NET ASSETS - 100.0%		$ 38,030,101
		1,698,250	* Non-income producing security

Portfolio Composition * - Unaudited
Consumer Non-Cyclical	22.37%		Technology	7.42%
Energy	19.17%		Communications	5.24%
Financial	15.45%		Utilities	4.41%
Industrial	14.66%		Basic Materials	2.62%
Consumer Cyclical	8.66%		Total	100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

In the six months ending April 30, 2010, real estate stocks resumed their strong positive performance, primarily buoyed by what the sub-adviser, Ten Asset Management, Inc. (“Ten”) believes to be an improving economy and a fairly rapid recovery in corporate earnings.  For recent six-month period, the real estate sector led the overall market by a significant margin.  The Dow Jones Real Estate Securities Index returned 33.8 percent over the last six months, roughly doubling the 15.7 percent return of the S&P 500 Index.  This period continued an impressive rally from the lows experienced more than a year ago. Over the past four fiscal quarters the REITs in general have returned 67.9 percent.

The hotel sector has consistently led across the entire six-month period as business spending improved, producing a 63.0 percent return.  Residential REITs were also strongly positive, gaining 49.3 percent as housing prices stabilized and even began to increase.  Health care and industrial property REITs lagged relative to the real estate stock index, but each still managed better than 16 percent and 29 percent returns, respectively.

As the powerful extended rally over the last year was led by the more volatile stocks, the past six months have shown the long-term momentum to be strongly correlated with beta (market-driven volatility).  However, statistical regression analysis revealed that in the past six months, stocks with higher long-term momentum underperformed, net of the effect of beta.  Therefore, the sub-adviser’s preference for stocks with higher long-term momentum generally detracted from the portfolio’s relative return. Conversely, the portfolio benefited from the sub-adviser’s modestly higher average historical beta.  Performance was bolstered by the continued strong performance of stocks with more positive estimate trends, in addition to those stocks with higher corporate governance ratings.

Stock selection was most successful among commercial (retail) REITs. Real estate stocks such as Glimcher Realty Trust (GRT), Pennsylvania REIT (PEI), and CBL & Associates Properties, Inc. (CBL) added significant value to the portfolio over the past six months. Glimcher, Pennsylvania REIT, and CBL increased 166.7 percent, 123.1 percent, and 82.5 percent over the previous six months. Stock selection was least effective among office REITs, with holdings such as Highwoods Properties, Inc. (HIW), Mack-Cali Realty Corporation (CLI), and Parkway Properties, Inc. (PKY) having the most negative impacts. Highwoods and Mack-Cali returned 19.5 percent, 14.0 percent, respectively, over the past three months. Parkway Properties increased 13.8 percent over the same period.

Although bank financing remains difficult, the sub-adviser believes that there are now signs of interest in providing real estate financing from non-traditional lenders such as private equity and hedge funds, which may benefit REITs.  The sub-adviser also believes that the U.S. is in the midst of an improving economic environment. However, since government stimulus has been a key factor in the improvements, the recovery has not yet become self-sustaining.  As the stimulus winds down, particularly in programs that have supported the housing market, the sub-adviser believes it is likely that there will be some erosion in the economic growth outlook.  Since REIT valuations are generally supported by current real estate income levels, the sub-adviser believes that those may help cushion potential market draw-downs, and REITs may benefit from increasing rents as the economy improves.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	34.79%	74.03%	(8.44)%	3.08%	2.76%
Class C Class A with load of 5.75% Class A without load	34.18% 26.96% 34.77%	72.47% 63.73% 73.75%	(9.36)% (10.42)% (8.63)%	2.04% N/A N/A	1.74% (8.70)%* (7.05)%*
DJ Wilshire Real Estate Index	34.96%	72.98%	(10.07)%	3.50%	3.20%

*Class A commenced operations on January 3, 2007.

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.06% for Class N,4.06% for Class C and 3.31% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Unaudited)
April 30, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - 96.2%			OFFICE PROPERTY - 18.3% (Continued)
APARTMENTS - 12.1%			Parkway Properties, Inc.	5,700	$ 112,290
American Campus Communities, Inc.	5,700	$ 160,569	SL Green Realty Corp.	4,700	292,199
Apartment Investment & Management Co.	7,700	172,557			1,691,400
AvalonBay Communities, Inc.	1,240	129,010	REGIONAL MALLS - 14.1%
Equity Residential	11,700	529,659	CBL & Associates Properties, Inc.	12,200	178,120
UDR, Inc.	6,100	123,891	Glimcher Realty Trust	14,400	98,064
		1,115,686	Macerich Co.	5,812	259,855
DIVERSIFIED - 13.7%			Pennsylvania Real Estate Investment Trust	3,600	56,844
Digital Realty Trust, Inc.	2,600	152,620	Simon Property Group, Inc.	7,991	711,359
Lexington Realty Trust	13,000	92,040			1,304,242
Liberty Property Trust	7,700	260,337	SHOPPING CENTERS - 4.0%
One Liberty Properties, Inc.	5,267	89,802	Developers Diversified Realty	1,300	15,977
PS Business Parks, Inc.	2,300	138,000	Federal Realty Investment Trust	500	38,695
Vornado Realty Trust	4,111	342,734	Inland Real Estate Corp.	16,700	157,314
Washington Real Estate Investment Trust	6,000	188,700	Kimco Realty Corp.	4,181	65,182
		1,264,233	Weingarten Realty Investors	4,000	92,480
HEALTH CARE - 8.7%					369,648
HCP, Inc.	5,700	183,084	SINGLE TENANT - 3.4%
Health Care REIT, Inc.	1,400	62,902	Agree Realty Corp.	2,800	71,764
Medical Properties Trust Inc.	8,200	82,410	National Retail Properties	5,300	124,709
Nationwide Health Properties, Inc.	700	24,514	Realty Income Corp.	3,500	114,765
Omega Healthcare Investors Inc.	4,900	98,098			311,238
Ventas, Inc.	7,400	349,502	STORAGE - 7.3%
		800,510	Public Storage	5,582	540,952
HOTELS - 7.2%			U-Store-It Trust	15,000	129,300
Hersha Hospitality Trust	23,300	134,441			670,252
Hospitality Properties Trust	9,000	238,410	WAREHOUSE - 6.0%
Host Hotels & Resorts, Inc.	17,626	286,599	AMB Property Corp.	1,000	27,860
		659,450	DCT Industrial Trust, Inc.	27,900	146,754
MANUFACTURED HOMES - 1.1%			First Industrial Realty Trust, Inc. *	15,600	124,488
Sun Communities, Inc.	3,500	101,220	First Potomac Realty Trust	6,800	110,296
			ProLogis	11,200	147,504
MORTGAGE - 0.3%					556,902
Gramercy Capital Corp. *	10,300	26,059	TOTAL REITs ( Cost - $6,538,722)		8,870,840

OFFICE PROPERTY - 18.3%			EXCHANGE TRADED FUNDS - 0.6%
Boston Properties, Inc.	4,400	346,983	REAL ESTATE SECTOR FUND - 0.6%
Brandywine Realty Trust	13,900	177,086	SPDR Dow Jones REIT ETF	1,000	57,450
Douglas Emmett, Inc.	10,300	172,422	(Cost - $54,964)
Highwoods Properties, Inc.	6,400	204,608
HRPT Properties Trust	21,600	169,344	TOTAL INVESTMENTS - 96.8% ( Cost - $6,593,686)		$8,928,290
Mack-Cali Realty Corp.	6,300	216,468	OTHER ASSETS LESS LIABILITIES - 3.2%		288,968
			NET ASSETS - 100.0%		$9,217,258
* Non-Income producing security.
REIT - Real Estate Investment Trust
Portfolio Composition * - Unaudited
Office Property	18.93%		Warehouse/Industrial		6.24%
Regional Malls	14.61%		Shopping Centers		4.14%
Diversified	14.16%		Single Tenant		3.49%
Apartments	12.50%		Manufactured Homes		1.13%
Health Care	8.97%		Exchange Traded Funds		0.64%
Storage	7.51%		Mortgage		0.29%
Hotels	7.39%		Total		100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

In the slowly recovering economic environment characterized by recent concerns over growing sovereign debt difficulties, international markets, as measured by the MSCI AC World Ex U.S. Index, added 6.0 percent for the six-month period ending April 30, 2010. Within worldwide markets, emerging market equities were particularly strong performers, with the MSCI Emerging Markets Index gaining 12.5 percent and significantly outperforming developed international markets.

Through the first quarter of the fiscal year the sub-adviser, Arrowstreet Capital, Limited Partnership (“Arrowstreet”), attributed much of the Fund’s benchmark outperformance to successful implementation of its country-sector-basket model of allocation. In particular, Arrowstreet saw much of the value-added within the basket model arising from accurate earnings forecasts linked to the “most accurate” Wall Street estimates. Though “value” investment criteria did detract sharply from the proprietary basket model at the start of the quarter in November, this coefficient improved markedly over the following month and did add value to the portfolio in December.

In the second quarter of the fiscal year, earnings signal-driven factors were among the strongest performance drivers of the sub-adviser’s quantitative signaling model. Earnings-signal factors are driven by proprietary analysis of leading analyst earnings revisions. Earnings-signals largely drove positive performance at the country-sector-basket level. In contrast, at the bottom-up stock level earnings-signals fared poorly, especially in the month of March. High-frequency, or momentum-linked signals were the primary positive performance driver at the stock selection level of Arrowstreet’s quantitative model.

Looking forward to the latter half of the fiscal year, the sub-adviser remains bullish on Sweden and the Netherlands, noting favorable macroeconomic conditions in the former and well-performing industrial and consumer staples sectors in the latter. Arrowstreet remains overweight the European region, in aggregate, but is still bearish towards many of the more problematic sovereign debt markets including Portugal, Italy, Greece, and Spain. In Asia, Japan has weak macroeconomic signals due to its central bank’s limited room for monetary intervention, and Arrowstreet remains bearish on the country. Japan is the Fund’s largest single underweight at the country-level.

The sub-adviser believes that previously identifiable macroeconomic-basket-level signals may be less readily apparent in the coming quarters. Furthermore, Arrowstreet believes that the large number of security mispricing opportunities that occurred since early 2009 have been declining, and investment prospects going forward will be tied to select opportunities highlighted by the sub-adviser’s quantitative model.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	7.26%	43.52%	(6.47)%	5.34%	4.45%
Class C Class A with load of 5.75% Class A without load	6.72% 1.00% 7.17%	42.02% 34.93% 43.19%	(7.40)% (8.52)% (6.70)%	4.30% N/A N/A	3.42% (5.91)%* (4.22)%*
MSCI ACW ex US Index	5.95%	40.96%	(5.42)%	6.94%	7.10%

*Class A commenced operations on January 3, 2007

The MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.63% for Class N, 3.63% for Class C and 2.88% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.4%			COMMERCIAL BANKS - 7.2%- Continued
AEROSPACE/DEFENSE - 1.4%			Credit Agricole SA	6,666	$ 95,230
BAE Systems PLC	38,769	$ 203,323	Deutsche Postbank AG *	973	33,149
Rolls-Royce Group PLC *	41,509	366,298	FirstRand Ltd.	98,967	273,042
		569,621	Grupo Financiero Banorte SAB de CV	19,500	78,970
AGRICULTURE - 0.2%			Hang Seng Bank Ltd.	6,600	89,951
Swedish Match AB	3,800	86,236	Nordea Bank AB	30,744	300,265
			Standard Bank Group Ltd.	8,119	125,655
AIRLINES - 0.1%			Turkiye Garanti Bankasi AS	22,880	111,149
Turk Hava Yollari	9,189	30,458	Turkiye Halk Bankasi AS	30,125	239,022
			Turkiye Is Bankasi	91,693	319,331
AUTO MANUFACTURERS - 0.2%			Turkiye Vakiflar Bankasi Tao *	72,570	192,648
Fuji Heavy Industries Ltd. *	1,000	5,577	United Overseas Bank Ltd.	28,000	409,638
Renault SA *	1,731	80,146			3,026,462
		85,723	COMMERCIAL SERVICES - 0.8%
AUTO PARTS & EQUIPMENT - 3.7%			Randstad Holding NV *	3,764	190,596
Cie Generale des Etablissements Michelin	9,334	675,765	Secom Co. Ltd.	3,700	160,066
GKN PLC *	57,541	119,538			350,662
Koito Manufacturing Co. Ltd.	11,000	180,514	COMPUTERS - 1.2%
Nokian Renkaat OYJ	4,493	105,546	Fujitsu Ltd.	28,000	196,195
Stanley Electric Co. Ltd.	4,600	93,712	Logitech International SA *	4,657	75,988
Sumitomo Rubber Industries Ltd.	4,900	43,644	Qisda Corp. *	176,000	104,035
Tokai Rika Co. Ltd.	3,600	76,974	Quanta Computer Inc.	64,000	120,298
Valeo SA *	7,417	247,925			496,516
		1,543,618	DISTRIBUTION/WHOLESALE - 1.0%
BEVERAGES - 1.5%			Jardine Cycle & Carriage Ltd.	7,000	153,910
Cia de Bebidas das Americas	2,900	284,930	Sojitz Corp.	43,600	78,348
Coca-Cola Femsa SAB de CV	7700	54,347	Toyota Tsusho Corp.	8,200	121,860
Fomento Economico Mexicano SAB de CV	9200	43,896	Wolseley PLC *	2,906	72,578
Heineken Holding NV	2824	115,522			426,696
Heineken NV	2512	117,054	DIVERSIFIED FINANCIAL SERVICES - 2.9%
		615,749	Babcock & Brown Ltd. *	35,609	-
BUILDING MATERIALS - 0.7%			BM&FBOVESPA SA	55,100	365,249
Asahi Glass Co. Ltd.	1,000	11,775	Hong Kong Exchanges and
Geberit AG	97	17,206	Clearing Ltd.	28,800	470,644
HeidelbergCement AG	3,920	240,917	Investec Ltd.	15,117	127,287
		269,898	Investec Ltd.	6,701	53,031
CHEMICALS - 3.8%			Redecard SA	8,800	147,032
Akzo Nobel NV	6,283	371,305	RMB Holdings Ltd.	6,416	29,153
BASF SE	10,954	638,470			1,192,396
Formosa Chemicals & Fibre Corp.	20,000	50,431	ELECTRIC - 1.2%
Koninklijke DSM NV	5,894	263,098	Centrais Eletricas Brasileiras SA	12,700	181,239
Linde AG	821	98,034	Cia Energetica de Sao Paulo	5,100	74,700
Nan Ya Plastics Corp.	1,570	3,292	Eletropaulo Metropolitana Eletricidade
Nissan Chemical Industries Ltd.	3,000	40,378	de Sao Paulo SA	5,400	120,580
Wacker Chemie AG	835	121,231	Hongkong Electric Holdings Ltd.	20,000	118,016
		1,586,239			494,535
COMMERCIAL BANKS - 7.2%			ELECTRICAL EQUIPMENT - 0.3%
ABSA Group Ltd.	10,695	202,347	Brother Industries Ltd.	9,300	112,551
Akbank TAS	44,321	223,165	Walsin Lihwa Corp. *	73,000	31,926
Anglo Irish Bank Corp. Ltd. *	17,904	-			144,477
Asya Katilim Bankasi AS *	24,076	63,732
BNP Paribas	804	55,188
BOC Hong Kong Holdings Ltd.	79,500	190,267
Credicorp Ltd.	273	23,713

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
ELECTRONICS - 4.8%			HOLDING COMPANIES-DIVERSIFIED - 3.9% (Continued)
Alps Electric Co. Ltd. *	17,100	$ 123,990	Keppel Corp. Ltd.	30,000	$ 212,864
Coretronic Corp.	129,000	195,576	KOC Holding AS *	96,434	374,175
HannStar Display Corp. *	378,000	77,802	LG Corp.	418	28,502
Koninklijke Philips Electronics NV	36,816	1,235,460	Noble Group Ltd.	1,000	2,169
Laird PLC	26,230	52,741	Remgro Ltd.	3,385	45,187
LG Display Co. Ltd.	3,160	134,396	Swire Pacific Ltd.	7,500	83,813
Mitsumi Electric Co. Ltd.	8,400	182,133	Wharf Holdings Ltd.	13,000	70,308
Philips Electronics	36,816	-			1,631,487
		2,002,098	HOME BUILDERS - 0.1%
ENGINEERING & CONSTRUCTION - 1.0%			Taylor Wimpey PLC *	84,420	52,298
Aveng Ltd.	20,219	101,755
Grupo Aeroportuario del Pacifico SAB			HOME FURNISHINGS - 1.7%
de CV - Cl. B	52,600	188,444	Arcelik *	22,671	100,740
Sacyr Vallehermoso SA *	12,687	96,738	Electrolux AB Ser B *	23,593	607,428
Skanska AB	1,763	29,243			708,168
		416,180	HOUSEHOLD PRODUCTS/WARES - 0.2%
FOOD - 2.2%			Husqvarna AB B Shares *	12,965	96,305
BIM Birlesik Magazalar AS	1,342	75,219
Koninklijke Ahold NV	30,462	417,432	HOUSEWARES - 0.2%
Nisshin Seifun Group Inc.	4,000	48,996	Turk Sise ve Cam Fabrikalari AS *	55,199	75,000
Shoprite Holdings Ltd.	5,790	61,767
Suedzucker AG	36	733	INSURANCE - 2.8%
Unilever NV	9,946	302,392	Allianz SE *	685	78,282
		906,539	Dongbu Insurance Co. Ltd.	2,620	82,657
FOOD SERVICE - 0.7%			Hannover Rueckversicherung AG *	1,092	51,481
Compass Group PLC	37,652	306,405	Muenchener Rueckversicherungs AG	2,779	392,142
			Sampo OYJ	7,368	180,989
FOREST PRODUCTS & PAPER - 0.8%			Samsung Fire & Marine Insurance Co. Ltd.	931	172,117
Mondi PLC	15,145	102,295	Sanlam Ltd.	34,544	113,366
Svenska Cellulosa AB B Shares	16,820	219,396	SCOR SE	1,566	36,916
		321,691	Swiss Life Holding AG *	348	42,280
HAND/MACHINE TOOLS - 0.2%					1,150,230
Fuji Electric Holdings Co. Ltd. *	23,000	68,844	INTERNET - 0.1%
			United Internet AG *	3,534	52,954
HEALTHCARE-PRODUCTS - 2.0%
Cie Generale d'Optique Essilor			INVESTMENT COMPANIES - 1.7%
International SA	2,976	181,301	Discount Investment Corp.	2,500	57,569
Coloplast A/S	1,051	116,399	Eurazeo	6,201	429,661
Nobel Biocare Holding AG	2,745	60,135	Kinnevik Investment AB	4,370	80,292
Smith & Nephew PLC	8,048	83,490	Man Group PLC	15,555	57,484
Smith & Nephew PLC - ADR	429	22,265	Ratos AB	2,591	81,170
Sonova Holding AG	850	105,315			706,176
William Demant Holding AS *	3,692	251,669	IRON/STEEL - 4.0%
		820,574	ArcelorMittal South Africa Ltd. *	2,363	27,110
HOLDING COMPANIES-DIVERSIFIED - 3.9%			Dongkuk Steel Mill Co. Ltd.	1,850	38,681
Dogan Sirketler Grubu Holdings	239,336	179,338	Kumba Iron Ore Ltd.	2,618	124,136
GEA Group AG	4,471	99,215	Mechel - ADR	5,597	143,843
Haci Omer Sabanci Holding AS	46,522	213,182	Novolipetsk Steel OJSC - GDR	1,226	44,749
Imperial Holdings Ltd.	9,594	127,679	Salzgitter AG	6,459	522,996
Investimentos Itau SA	28,100	195,055	Severstal OAO - GDR *	2,688	36,745
			ThyssenKrupp AG	14,279	464,016
			Voestalpine AG	6,481	240,918
			Yamato Kogyo Co. Ltd.	600	19,003
					1,662,197

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
LODGING - 0.1%			PHARMACEUTICALS - 10.3%
City Developments Ltd.	6,000	$ 46,095	Actelion Ltd. *	3,075	$ 124,651
Intercontinental Hotels Group PLC	964	17,007	Astellas Pharma, Inc.	8,100	282,613
		63,102	AstraZeneca PLC	24,522	1,084,405
MACHINERY-CONSTRUCTION & MINING - 1.3%			GlaxoSmithKline PLC - ADR	27,133	1,011,790
Atlas Copco AB A Shares	17,856	287,503	Ipsen SA	1,279	61,059
Atlas Copco AB B Shares	19,082	276,733	Novartis AG	1,425	72,616
		564,236	Novo Nordisk A/S	1,951	160,428
MEDIA - 0.6%			Ono Pharmaceutical Co. Ltd.	1,800	74,299
Gestevision Telecinco SA	4,770	67,782	Orion OYJ	3,423	64,805
Grupo Televisa SA	18,666	78,234	Sanofi-Aventis SA *	17,077	1,164,224
PagesJaunes Groupe	7,305	87,463	Santen Pharmaceutical Co. Ltd.	3,600	114,560
		233,479	Takeda Pharmaceutical Co. Ltd.	2,200	94,122
METAL FABRICATE/HARDWARE - 2.3%					4,309,572
SKF AB	8,450	168,740	REAL ESTATE - 1.7%
Tenaris SA	29161	585,159	Cheung Kong Holdings Ltd.	11,000	135,651
Tenaris SA - ADR	1242	50,438	Chinese Estates Holdings Ltd.	58,000	98,754
Vallourec SA	802	159,643	Fraser and Neave Ltd.	28,000	99,493
		963,980	Hang Lung Properties Ltd.	28,000	100,724
MINING - 4.2%			Hysan Development Co. Ltd.	30,000	88,019
Eurasian Natural Resources Corp. PLC	2,423	44,951	Keppel Land Ltd.	2,000	5,390
KGHM Polska Miedz SA	8,812	328,989	Sino Land Co. Ltd.	26,000	46,659
MMC Norilsk Nickel - ADR *	20,870	400,704	Sun Hung Kai Properties Ltd.	9,000	124,777
Southern Copper Corp.	4,675	142,961			699,467
Umicore *	22,766	831,918	RETAIL - 0.4%
		1,749,523	Grupo Elektra SA de CV	3,130	148,523
MISCELLANEOUS MANUFACTURING - 1.4%
Alfa Laval AB	7,719	115,139	RETAIL - APPAREL/SHOES - 2.0%
FUJIFILM Holdings Corp.	5000	170,749	Esprit Holdings Ltd.	20,390	146,059
IMI PLC	6365	69,256	Hennes & Mauritz AB B Shares	8,722	557,132
Konica Minolta Holdings, Inc.	18,500	233,179	Next PLC	3,281	114,733
		588,323			817,924
OFFICE/BUSINESS EQUIPMENT - 0.1%			RETAIL - BUILDING PRODUCTS - 0.2%
Seiko Epson Corp.	2,100	37,069	Kingfisher PLC	19,734	75,225

OIL & GAS - INTEGRATED - 5.1%			RETAIL - CONVENIENCE STORE - 0.2%
BP PLC	72,756	634,964	CP ALL PCL	75,900	64,714
EnQuest PLC *	5,652	8,541
Gazprom OAO - ADR	3,171	73,853	RETAIL - MAJOR DEPARTMENT STORE - 0.4%
Lukoil OAO - ADR	38	2,181	Home Retail Group PLC	22,440	94,182
Royal Dutch Shell PLC	15,637	487,463	Pick n Pay Stores Ltd.	11,933	67,293
Royal Dutch Shell PLC	20,080	605,910			161,475
Tupras Turkiye Petrol Rafine	14,255	317,793	RETAIL - MISC/DIVERSIFIED - 0.1%
		2,130,705	Woolworths Holdings Ltd/South Africa	11,804	37,379
OIL & GAS SERVICES - 0.5%
Cie Generale de Geophysique-Veritas *	2,598	78,166	RETAIL - PUBS - 0.3%
Fugro NV	836	54,383	Enterprise Inns Plc	39,979	77,948
Petrofac Ltd.	5652	97,899	Punch Taverns PLC *	51,316	69,647
		230,448			147,595
			RETAIL - RESTAURANTS - 0.1%
			Whitbread PLC	1,560	36,502

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
SEMICONDUCTORS - 2.8%			TRANSPORTATION - 0.8%
ASM Pacific Technology Ltd.	18,500	$ 174,431	ComfortDelgro Corp. Ltd.	35,000	$ 39,762
Infineon Technologies AG *	15,744	111,003	Groupe Eurotunnel SA	6,780	61,873
Macronix International	409,727	272,438	Korea Line Corp. *	78	4,175
Novatek Microelectronics Corp. Ltd.	88,225	302,401	Orient Overseas International Ltd. *	22,500	171,122
United Microelectronics Corp. *	654,000	329,029	Pacific Basin Shipping Ltd.	72,000	54,535
		1,189,302			331,467
SHIPBUILDING - 0.3%			WATER - 0.1%
SembCorp Marine Ltd.	42,000	128,521	Cia de Saneamento Basico do Estado
			de Sao Paulo	2,000	38,835
SHIPBUILDING - 0.1%
Check Point Software Technologies *	1,614	57,491	TOTAL COMMON STOCK
			( Cost - $36,668,249)		40,201,409
TELECOMMUNICATIONS - 8.4%
Brasil Telecom SA *	5,500	35,153
BT Group PLC	129,933	250,381
Comstar United Telesystems OJSC - GDR *	711	4,712	TOTAL INVESTMENTS - 96.4%
Inmarsat PLC	3,463	40,345	( Cost - $36,668,249)		$ 40,201,409
Mobile Telesystems OJSC - ADR	8,803	486,366	OTHER ASSETS LESS LIABILITIES - 3.6%		1,520,896
Nippon Telegraph & Telephone Corp.	3,100	125,733	NET ASSETS - 100.0%		$ 41,722,305
Nokia OYJ - ADR *	8,680	105,549
Nokia OYJ *	87,032	1,063,333
Tele2 AB	11,646	197,025
Telecom Corp. of New Zealand Ltd.	20,824	32,796
Telefonaktiebolaget LM Ericsson	59,469	687,034
Telefonos de Mexico SAB de CV	110,100	85,212
Telkom SA Ltd.	4,548	22,739
Turk Telekomunikasyon AS	21,094	78,820
VimpelCom Ltd. - ADR *	16,356	284,922
		3,500,120

*Non-income producing security
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

Portfolio Composition * - Unaudited
Other Countries	24.78%		Japan	6.71%
United Kingdom	12.98%		Turkey	6.45%
Netherlands	11.06%		Hong Kong	5.39%
Sweden	9.43%		Finland	3.78%
Germany	7.23%		Taiwan	3.70%
France	8.49%		Total	100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, outperformed small cap growth stocks in the six months ended April 30, 2010, besting small growth by more than 500 basis points (bps).  The sub-adviser, Denver Investment Advisors LLC (“Denver”), lagged the benchmark, citing security selection in the consumer cyclical and energy sectors as the main reason for underperformance.

Higher-risk equities have outperformed stocks with historically lower-volatility for most of the past 6 months, and Denver’s risk-averse investment approach favors lower-volatility stocks.  The Fund was outperforming the benchmark until the beginning of April, when the stock market revisited highs not seen since 2008.  The rally particularly favored smaller, lower-priced firms which Denver tends not to own because of its own internal risk controls.  Furthermore, dividend paying stocks underperformed non-dividend paying stocks by a wide margin in the six months ended April 30, 2010.  Denver’s more conservative strategy only allows dividend paying stocks to be included in the portfolio.

The financial sector was one of the best performing sectors in the portfolio, mainly due to the fact that financial stocks comprised just over 25 percent of the index in the six months ended April 30, 2010.  The sub-adviser’s selections in the financial sector beat the financial holdings of the index by more than 100 bps.  The portfolio was slightly underweight the index, but still devoted nearly 24 percent of the portfolio to financials.  Astoria Financial Corporation (AF) was one stock held in the portfolio which did very well, returning more than 65 percent in the six month period ended April 30, 2010.

Exposure to the basic materials sector also added value to the portfolio.  Although the sector comprised just 7.7 percent of the portfolio, the sub-adviser’s selections in basic materials returned nearly 50 percent in the time period studied.  Denver was slightly overweight the sector and beat basic materials stocks in the index by more than 1100 bps.

Denver’s selections in the energy sector detracted from performance in the six months ended April 30, 2010, lagging energy stocks in the index by more than 1900 bps.  The sub-adviser was slightly underweight the index, but that was not enough to counteract the poor performance of energy stocks in the portfolio.

Going forward, no material changes are planned for the portfolio.  There are currently 66 stocks in the portfolio with an average weighted market capitalization of $1.4 billion versus $900 million for the benchmark.  The sub-adviser believes small cap stocks should perform well in the near-term because of a steep yield curve and low interest rates.  Denver’s studies have shown that small firms outperform mid and large firms when the yield curve is steep.  The sub-adviser does not anticipate an increase in interest rates until at least the second half of 2010 or later.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	25.03%	47.50%	(5.86)%	3.05%	0.86%
Class C Class A with load of 5.75% Class A without load	24.33% 17.64% 24.77%	46.10% 38.79% 47.27%	(6.81)% (7.94)% (6.10)%	2.04% N/A N/A	(0.12)% (5.46)%* (3.77)%*
Russell 2000 Value Index	30.66%	52.44%	(3.89)%	5.26%	3.62%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.48% for Class N, 2.48% for Class C and 1.73% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Unaudited)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.7%			HEALTHCARE-PRODUCTS - 4.2%
AEROSPACE/DEFENSE - 3.0%			Cooper Cos, Inc.	6,420	$ 249,674
Triumph Group, Inc.	6,730	$ 521,979	Meridian Bioscience, Inc.	12,030	240,480
			STERIS Corp.	6,970	231,962
APPAREL - 1.8%					722,116
Columbia Sportswear Co.	5,500	305,470	HOUSEHOLD PRODUCTS - 7.5%
			Ennis, Inc.	15,000	277,350
BANKS - 11.1%			Lancaster Colony Corp.	4,295	236,096
Astoria Financial Corp.	17,790	287,131	Toro Co.	4,970	282,992
Bank of the Ozarks, Inc.	2,570	98,868	Tupperware Brands Corp.	9,670	493,847
Community Bank System, Inc.	12,050	297,273			1,290,285
CVB Financial Corp.	8,800	96,888	INDUSTRIAL - 0.8%
Independent Bank Corp.	2,920	75,745	Lincoln Electric Holdings, Inc.	2,345	140,559
PacWest Bancorp	11,185	268,552
Westamerica Bancorporation	4,185	245,952	INSURANCE - 7.5%
Whitney Holding Corp.	17,240	236,188	American Equity Investment Life Holding Co.	30,960	325,699
Wintrust Financial Corp.	8,140	303,622	Infinity Property & Casualty Corp.	1,580	72,885
		1,910,219	Max Capital Group Ltd.	11,430	254,889
CHEMICALS - 2.7%			Platinum Underwriters Holdings Ltd.	7,045	262,144
Cabot Corp.	8,620	280,495	Safety Insurance Group, Inc.	3,450	128,651
Innophos Holdings, Inc.	6,420	182,906	StanCorp Financial Group, Inc.	5,320	239,187
		463,401			1,283,455
COMMERCIAL SERVICES - 2.7%			IRON/STEEL - 1.5%
Brink's Co.	8,990	239,404	Schnitzer Steel Industries, Inc.	4,650	251,100
CDI Corp.	12,730	221,884
		461,288	MACHINERY - 1.0%
DISTRIBUTION/WHOLESALE - 2.5%			Albany International Corp.	6,785	172,814
Owens & Minor, Inc.	13,502	424,638
			METAL FABRICATE/HARDWARE - 1.5%
DIVERSIFIED FINANCIAL SERVICES - 0.6%			Worthington Industries, Inc.	15,920	254,242
SWS Group, Inc.	9,172	101,534
			OFFICE FURNISHINGS - 0.8%
ELECTRIC - 1.0%			Knoll, Inc.	9,670	135,187
UIL Holdings Corp.	6,220	180,567
			OIL & GAS - 3.9%
ELECTRICAL COMPONENTS & EQUIPMENT - 3.3%			Holly Corp.	9,100	245,700
Belden, Inc.	20,820	571,717	St. Mary Land Exploration Co.	10,550	424,532
					670,232
ELECTRONICS - 1.4%			PACKAGING & CONTAINERS - 2.5%
CTS Corp.	7,300	76,650	Temple-Inland, Inc.	18,710	436,317
Park Electrochemical Corp.	5,320	160,717
		237,367	PHARMACEUTICALS - 1.1%
ENVIRONMENTAL CONTROL - 0.7%			Biovail Corp.	10,970	186,490
EnergySolutions, Inc.	17,610	127,673
			REITS - 0.8%
GAS - 3.7%			Government Properties Income Trust	4,950	134,195
Northwest Natural Gas Co.	5,470	259,223
South Jersey Industries, Inc.	8,525	384,563	REITS - APARTMENTS - 1.8%
		643,786	American Campus Communities Inc.	5,690	160,287
HAND/MACHINE TOOLS - 1.2%			Mack-Cali Realty Corp.	4,310	148,092
Franklin Electric Co., Inc.	6,100	213,439			308,379
			REITS - HOTELS - 0.5%
			DiamondRock Hospitality Co. *	8,420	92,536

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Unaudited) (Continued)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - MANUFACTURED HOMES - 1.1%			RETAIL - SPECIALTY - 2.0%
Equity Lifestyle Properties, Inc.	3,300	$ 183,183	Cash America International, Inc.	9,390	$ 347,993

REITS - MORTGAGE - 1.9%			SOFTWARE - 1.5%
MFA Financial, Inc.	45,535	323,754	Blackbaud, Inc.	10,970	252,858

REITS - OFFICE PROPERTY - 2.4%			TELECOMMUNICATIONS - 2.8%
Brandywine Realty Trust	27,330	348,184	ADTRAN, Inc.	18,355	491,363
Parkway Properties Inc.	3,430	67,571
		415,755	TRANSPORTATION - 2.2%
RETAIL & LEASING SERVICES - 1.1%			Arkansas Best Corp.	5,300	161,438
Aaron's, Inc.	8,475	191,281	Tidewater, Inc.	3,920	210,151
					371,589
RETAIL - APPAREL - 7.6%
Finish Line, Inc.	22,190	357,481	TOTAL COMMON STOCK
Foot Locker, Inc.	22,560	346,296	( Cost - $12,624,735)		16,480,471
Regis Corp.	16,120	308,214
Stage Stores, Inc.	19,402	295,880	TOTAL INVESTMENTS - 95.7%
		1,307,871	( Cost - $12,624,735)		$ 16,480,471
RETAIL - RESTAURANTS - 2.0%			OTHER LIABILITIES LESS ASSETS - 4.3%		744,360
Bob Evans Farms, Inc.	11,440	353,839	NET ASSETS - 100.0%		$ 17,224,831

			* Non-income producing security
			REITS- Real Estate Investment Trusts

Portfolio Composition * - Unaudited
Financial	28.84%		Basic Materials	4.34%
Industrial	19.95%		Energy	4.07%
Consumer Cyclical	19.16%		Communications	2.98%
Consumer Non-Cyclical	14.13%		Technology	1.53%
Utilities	5.00%		Total	100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Rigel Capital, LLC)

Large cap growth equities, as measured by the Russell 1000 Growth Index, gained 15.8 percent over the six-month period ending April 30, 2010.  Modest gains in early November and late December of 2009 were partially offset by a sharp sell-off in January and February 2010, and then followed by a considerable rally until the close of the second fiscal quarter in April. Large cap growth firms continued their recent trend of lagging the performance of their comparable peer asset classes. The Russell 1000 Value Index, a measure of large cap value stocks, gained nearly 200 basis points more than large cap growth stocks over the first two fiscal quarters.

The sub-adviser, Rigel Capital, LLC (“Rigel”), maintained a balanced, neither an aggressive- nor defensive-oriented investment strategy, over first fiscal quarter. While early in the period Rigel remained optimistic toward corporate earnings, this outlook was diminished toward the close of the year and through the start of 2010. At a broad level, the sub-adviser believes the average investor’s risk appetite has increased to levels that may not be sustainable in the near-term. It also believes that for the market rally to continue at its recent pace, either the U.S. would need a continued acceleration of domestic economic growth, or investor risk-tolerance would have to rise to unprecedented levels.

The Fund’s relative underperformance versus the benchmark over this six-month period can largely be attributed to negative bottom-up individual stock selection. On a relative performance basis, CVS Caremark Corp. (CVS) and Kinross Gold Corp. (KGC) both significantly lagged the benchmark index by over 10 percentage points. On an absolute performance basis Petroleo Brasileiro S.A. (PBR) declined 7.2 percent over this period and was a major portfolio detractor.

The Fund’s main positive performance drivers over this six-month period were its top-down sector-based allocations. The sub-adviser positioned the Fund in several cyclical-oriented sectors to better capture the improving economic fundamentals in the U.S. In particular, overweighting the consumer discretionary sector and equal-weighting the consumer staples sector in the second fiscal quarter provided a significant net positive for the Fund. While an overweight allocation to telecommunication services, particularly via American Tower Corp. (AMT), strongly added to the Fund’s overall performance in the first fiscal quarter, it subsequently detracted from relative and absolute performance over the following three months.

Although the sub-adviser has taken a less “defensive” investment orientation over the past six months, it remains wary of some lingering issues in the broader economic environment. Rigel believes that large sovereign debt issues will become more pressing if national budget deficits increase. The sub-adviser believes there may be a peaking of risk-appetite among investors, especially given the rapid rate of the recent broad market rally. Technical indicators, such as the absence of volume confirmations on upward momentum, indicate to Rigel that there may be a sharp near-term correction coming.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	12.29%	26.48%	(9.09)%	(1.80)%	(1.95)%
Class C Class A with load of 5.75% Class A without load	11.82% 5.79% 12.30%	24.91% 18.84% 26.18%	(10.00)% (11.15)% (9.37)%	(2.77)% N/A N/A	(2.93)% (8.62)%* (6.99)%*
Russell 1000 Growth Index	15.78%	38.16%	(1.93)%	4.05%	2.95%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.04% for Class N, 2.04% for Class C and 1.29% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Unaudited)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 94.2%
AEROSPACE/DEFENSE - 3.1%			FOOD - 2.6%
Raytheon Co.	6,140	$ 357,962	ConAgra Foods, Inc.	18,304	$ 447,899
United Technologies Corp.	10,374	777,531	HJ Heinz Co.	10,425	488,620
		1,135,493			936,519
AIRLINES - 1.4%			HEALTHCARE-PRODUCTS - 2.3%
Southwest Airlines Co.	38,719	510,316	Johnson & Johnson	12,980	834,614

APPAREL - 1.0%			HOUSEHOLD PRODUCTS/WARES - 0.9%
VF Corp.	4,326	373,853	Church & Dwight Co., Inc.	4,924	340,987

AUTO MANUFACTURERS - 2.8%			INSURANCE - 1.8%
Ford Motor Co. *	77,790	1,012,826	Aflac, Inc.	12,781	651,320

AUTO PARTS&EQUIPMENT - 2.5%			INTERNET - 5.6%
Johnson Controls, Inc.	26,527	891,042	Amazon.com, Inc. *	5,260	720,936
			Google, Inc. - Cl. A *	1,777	933,707
BEVERAGES - 2.0%			priceline.com, Inc. *	1,439	377,090
Coca-Cola Co.	12,960	692,712			2,031,733
			LEISURE TIME - 0.4%
BIOTECHNOLOGY - 0.8%			Royal Caribbean Cruises Ltd. *	3,962	141,998
Alexion Pharmaceuticals, Inc. *	5,228	286,913
			MACHINERY-DIVERSIFIED - 2.2%
CHEMICALS - 3.3%			Rockwell Automation, Inc.	13,055	792,700
Agrium, Inc.	8,750	546,087
Albemarle Corp.	3,640	166,202	MEDIA - 1.8%
Dow Chemical Co.	15,372	473,919	DIRECTV *	17,870	647,430
		1,186,208
COAL - 0.8%			MISCELLANEOUS MANUFACTURING - 1.6%
Alpha Natural Resources, Inc. *	5,780	272,122	3M Co.	6,485	575,025

COMMERCIAL SERVICES - 4.4%			OIL&GAS - 3.9%
Visa, Inc. - Cl. A	17,588	1,586,965	Chevron Corp.	7,112	579,201
			Concho Resources, Inc. *	5,100	289,782
COMPUTERS - 9.0%			Occidental Petroleum Corp.	6,061	537,368
Apple, Inc. *	4,201	1,096,965			1,406,351
Cognizant Technology Solutions Corp. - Cl. A *	9,207	471,214	PHARMACEUTICALS - 8.6%
Hewlett-Packard Co.	11,722	609,192	AmerisourceBergen Corp.	17,850	550,672
International Business Machines Corp.	8,410	1,084,890	Express Scripts, Inc. *	11,306	1,132,070
		3,262,261	Teva Pharmaceutical Industries, Ltd.	17,793	1,044,983
COSMETICS/PERSONAL CARE - 2.3%			Valeant Pharmaceuticals International *	8,480	381,600
Procter & Gamble Co.	13,390	832,322			3,109,325
			RETAIL - 8.2%
DISTRIBUTION/WHOLESALE - 1.6%			Dollar Tree, Inc. *	8,430	511,870
WW Grainger, Inc.	5,241	579,340	McDonald's Corp.	5,250	370,597
			Nordstrom, Inc.	2,620	108,285
ELECTRONICS - 2.1%			Panera Bread Co. *	1,685	131,329
Tyco Electronics, Ltd.	23,830	765,420	Ross Stores, Inc.	6,466	362,096
			TJX Cos, Inc.	12,348	572,206
			Wal-Mart Stores,,Inc.	17,070	915,806
					2,972,189

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Unaudited) (Continued)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
SOFTWARE - 7.2%			TRANSPORTATION - 2.5%
Microsoft Corp.	48,264	$ 1,473,983	Kansas City Southern *	6,320	$ 256,276
Oracle Corp.	43,596	1,126,521	Union Pacific Corp.	8,607	651,206
		2,600,504			907,482
TELECOMMUNICATIONS - 7.5%
American Tower Corp. *	24,894	1,015,924	TOTAL COMMON STOCK ( Cost - $30,360,304)		34,032,173
Cisco Systems, Inc. *	37,071	997,951
QUALCOMM, Inc.	17,613	682,328	TOTAL INVESTMENTS - 94.2%		$34,032,173
		2,696,203	(Cost $30,360,304)
			OTHER ASSETS LESS LIABILITIES - 5.8%		2,109,554
* Non-Income producing security.			NET ASSETS - 100.0%		$36,141,727

Portfolio Composition * - Unaudited
Consumer, Non-cyclical	26.43%		Energy		4.10%
Technology	19.84%		Financial		1.90%
Industrial	16.28%		Basic Materials		1.87%
Consumer, Cyclical	15.82%		Utilities		0.80%
Communications	12.96%		Total		100.00%
* Based on total market value of investments as of April 30, 2010
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

The Russell 2000 Growth Index, a measure of small cap growth securities, appreciated by 25.1 percent during the six-month period ending April 30, 2010.

During this period, Pier Capital, LLC (“Pier”) increased its weighting to the information technology sector and is currently overweight the sector relative to the benchmark. Much of this increase was a result of price appreciation, as information technology was a top performing sector during the past six months. The consumer discretionary sector was also a top performer for the Fund. Pier remains overweight the consumer discretionary sector as it continues to find favorable opportunities within this sector as the economy recovers.  The Fund remains underweight the financial sector, but favors asset managers such as Och-Ziff Capital (OZM) and Affiliated Managers Group (AMG). The Fund was underweight healthcare over the past six months, and the healthcare sector was one of the worst performing sectors in the benchmark.  Pier believes much of this underperformance was due to uncertainty surrounding healthcare legislation.  In the healthcare sector, Pier favors companies like SXC Health Solutions (SXCI), a provider of information technology solutions to hospitals; and Align Technologies (ALGN) who markets the Invisalign alternative to braces.

Among the best performing holdings in the Fund during the past six months was Och-Ziff which appreciated by 43.7 percent. Och-Ziff is an independent alternative asset manager that provides investment management and advisory services through its multi-strategy hedge Fund. The firm benefited from improvement in broad capital markets and grew assets under management as investor demand for its funds rose. Another top performer was Clean Energy Fuels (CLNE), which appreciated by as much as 51.9 percent over the past six months. Clean Energy markets natural gas as an alternative fuel solution for vehicles in the United States and Canada. Greater acceptance of natural gas as a clean automotive fuel and the low price of natural gas has made the company’s products more environmentally and economically competitive against traditional gasoline fuels. Atlas Air Worldwide (AAWW) was another strong performer for the Fund, gaining 110.2 percent.  Atlas Air is a cargo plane operator providing aircraft cargo and delivery solutions worldwide and the company benefitted from an improving economy and global demand for their services.

Pier is optimistic that business and economic conditions will continue to improve but does not believe it is likely the market will continue to appreciate at the same rapid pace as the previous twelve months. Unemployment and a weak housing market may continue to be a drag on consumer spending. Realizing these concerns, Pier believes that companies offering new and unique products can attract customers and continue to benefit and gain market share.  The sub-adviser continues to focus on firms creating innovative products, growing current product lines, and increasing their competitive position in the marketplace.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	25.14%	46.39%	2.15%	6.63%	5.16%
Class C Class A with load of 5.75% Class A without load	24.52% 17.71% 24.91%	44.93% 37.73% 46.11%	1.13% (0.11)% 1.88%	5.60% N/A N/A	4.14% 1.06%* 2.89%*
Russell 2000 Growth Index	25.49%	45.20%	(1.93)%	6.06%	3.63%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.35% for Class N, 3.35% for Class C and 2.60% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Unaudited)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.4%
AEROSPACE/DEFENSE - 1.7%			HEALTHCARE-PRODUCTS - 5.8%
AAR Corp. *	7,034	$ 171,489	Bruker Corp. *	12,383	$ 189,336
TransDigm Group Inc.	2,877	159,012	DexCom, Inc. *	22,598	247,448
		330,501	SonoSite, Inc. *	3,121	104,616
AIRLINES - 0.8%			Thoratec Corp. *	5,112	227,944
Copa Holdings SA - Cl. A	2,751	155,927	Volcano Corp. *	7,309	175,562
			Zoll Medical Corp. *	5,931	181,192
APPAREL - 4.0%					1,126,098
Columbia Sportswear Co.	3,002	166,731	HEALTHCARE-SERVICES - 4.4%
Iconix Brand Group, Inc. *	9,634	166,283	Almost Family, Inc. *	4,188	177,404
True Religion Apparel, Inc. *	5,828	182,125	Genoptix, Inc. *	4,711	182,269
Warnaco Group, Inc. *	5,392	257,953	ICON PLC - ADR *	6,292	183,538
		773,092	Magellan Health Services, Inc. *	3,855	162,720
COAL - 0.9%			RehabCare Group, Inc. *	5,505	157,003
Walter Energy, Inc.	2,103	169,943			862,934
			HOME FURNISHINGS - 1.0%
COMMERCIAL SERVICES - 5.5%			Tempur-Pedic International, Inc. *	5,831	196,505
Aegean Marine Petroleum Network, Inc.	6,609	173,420
Coinstar, Inc. *	3,934	174,512	INSURANCE - 0.8%
Parexel International Corp. *	7,873	185,645	Amtrust Financial Services, Inc.	11,169	152,233
Sotheby's	4,753	158,750
SuccessFactors, Inc. *	4,836	101,217	INTERNET - 4.5%
TNS, Inc. *	10,917	283,296	Clicksoftware Technologies, Ltd. *	22,974	156,223
		1,076,840	comScore, Inc. *	3,407	61,837
COMPUTERS - 3.8%			Constant Contact, Inc. *	6,894	176,142
Fortinet, Inc. *	13,181	234,358	GSI Commerce, Inc. *	7,924	215,929
Netezza Corp. *	13350	182,762	Local.com Corp. *	2,783	24,101
Telvent GIT SA *	5185	149,846	Rackspace Hosting, Inc. *	13,341	239,471
VanceInfo Technologies, Inc. - ADR *	7,523	179,424			873,703
		746,390	LEISURE TIME - 1.2%
DISTRIBUTION/WHOLESALE - 2.3%			Life Time Fitness, Inc. *	6,197	227,802
Fossil, Inc. *	6,745	262,380
WESCO International, Inc. *	4,356	176,941	LODGING - 0.9%
		439,321	Wynn Resorts, Ltd.	2,089	184,333
DIVERSIFIED FINANCIAL SERVICES - 2.5%
Affiliated Managers Group, Inc. *	3,405	286,633	MACHINERY-DIVERSIFIED - 2.5%
Och-Ziff Capital Management Group,LLC - Cl. A	11,462	200,814	Graco, Inc.	5,289	183,423
		487,447	iRobot Corp. *	6,842	138,072
ELECTRONICS - 1.8%			Tennant Co.	4,897	168,897
Badger Meter, Inc.	4,155	171,851			490,392
Sonic Solutions, Inc. *	14,133	177,369	MEDIA - 0.9%
		349,220	DG FastChannel, Inc. *	5,223	183,745
ENERGY-ALTERNATE SOURCES - 0.7%
Clean Energy Fuels Corp. *	8,266	145,647	MISCELLANEOUS MANUFACTURING - 3.9%
			Barnes Group, Inc.	9,457	196,706
ENGINEERING&CONSTRUCTION - 1.3%			EnPro Industries, Inc. *	5,873	185,469
Insituform Technologies, Inc. *	7,610	182,412	Parker Hannifin Corp.	2,924	202,282
Lime Energy Co. *	18,922	79,472	Trinity Industries, Inc.	6,964	173,334
		261,884			757,791
ENVIRONMENTAL CONTROL - 0.9%			OIL&GAS - 2.0%
IESI-BFC, Ltd.	9,155	179,255	Atlas Energy, Inc. *	4,656	167,988
			Brigham Exploration Co. *	11,066	215,898
					383,886

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Unaudited) (Continued)
April 30, 2010

		Market			Market
Security	Shares	Value	Security	Shares	Value
OIL&GAS SERVICES - 0.5%			SOFTWARE - 8.5%
RPC, Inc.	6,697	$ 91,414	Computer Programs & Systems, Inc.	3,988	$ 179,699
			Ebix, Inc. *	15,427	250,997
PHARMACEUTICALS - 2.0%			Eclipsys Corp. *	8,658	179,047
BioScrip, Inc. *	21,861	195,437	Informatica Corp. *	7,066	176,721
SXC Health Solutions Corp. *	2,810	195,857	JDA Software Group, Inc. *	6,103	176,377
		391,294	MedAssets, Inc. *	7,312	166,933
REAL ESTATE - 1.0%			Pegasystems, Inc.	4,310	136,498
CB Richard Ellis Group, Inc. - Cl. A *	11,444	198,210	Taleo Corp. - Cl. A *	8,141	211,503
			VeriFone Holdings, Inc. *	9,356	178,045
RETAIL - 10.8%					1,655,820
Buffalo Wild Wings, Inc. *	2,488	102,854	TELECOMMUNICATIONS - 7.5%
Citi Trends, Inc. *	6,797	227,971	Acme Packet, Inc. *	7,167	187,345
Dick's Sporting Goods, Inc. *	7,474	217,568	Atheros Communications, Inc. *	4,269	165,808
Einstein Noah Restaurant Group, Inc. *	9,509	123,427	IPG Photonics Corp. *	12,158	212,887
Guess?, Inc.	5,422	248,707	Meru Networks, Inc. *	10,707	185,981
hhgregg, Inc. *	8,462	242,267	NICE Systems, Ltd. - ADR *	6,824	217,071
Lululemon Athletica, Inc. *	4,830	181,705	Oclaro, Inc. *	17,851	250,815
Nu Skin Enterprises, Inc.	5,790	174,047	Oplink Communications, Inc. *	4,873	73,631
Rue21, Inc. *	4,970	157,052	SAVVIS, Inc. *	9,942	174,979
Texas Roadhouse, Inc. - Cl. A *	13,004	192,199			1,468,517
Ulta Salon Cosmetics & Fragrance, Inc. *	9,764	225,744	TRANSPORTATION - 2.7%
		2,093,541	Atlas Air Worldwide Holdings, Inc. *	3,248	179,517
SEMICONDUCTORS - 8.3%			Echo Global Logistics, Inc. *	13,255	178,810
Cavium Networks, Inc. *	7,008	193,491	Landstar System, Inc.	3,990	176,438
Hittite Microwave Corp. *	3,673	188,351			534,765
Kopin Corp. *	19,032	80,125
Mellanox Technologie,s Ltd. *	8,397	208,246	TOTAL COMMON STOCK ( Cost - $14,344,799)		18,596,470
Nanometrics, Inc. *	17,473	186,961
Skyworks Solutions, Inc. *	11,156	187,867	TOTAL INVESTMENTS - 95.4% ( Cost - $14,344,799)		$18,596,470
Teradyne, Inc. *	14,086	172,272	OTHER ASSETS LESS LIABILITIES - 4.6%		888,372
TriQuint Semiconductor, Inc. *	26,126	196,990	NET ASSETS - 100.0%		$19,484,842
Volterra Semiconductor Corp. *	8,085	193,717
		1,608,020
* Non-Income producing security.
ADR - American Depositary Receipt

Portfolio Composition * - Unaudited
Technology	26.41%		Communications		8.21%
Consumer, Cyclical	21.35%		Financial		4.51%
Consumer, Non-cyclical	20.59%		Energy		3.49%
Industrial	14.66%		Utilities		0.78%
			Total		100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

The MSCI Emerging Markets Index, a broad measure of emerging markets securities, appreciated by 12.5 percent during the six months ending April 30, 2010.

During the six-month period, Marvin & Palmer Associates, Inc. (“Marvin & Palmer”) was overweight Latin America and equal weight Asia relative to the MSCI Emerging Markets Index.  For the majority of this period, the Fund was overweight consumer staples and underweight materials, which slightly detracted from performance since materials outperformed and consumer staples underperformed the overall index. The materials and consumer discretionary sectors were the best performing sectors, while telecommunications and utilities had the lowest returns. Brazil remained the Fund’s largest country weighting at approximately 21.0 percent of the Fund. As of the second fiscal quarter, approximately 55.0 percent of the Fund was invested in BRIC-based (Brazil, Russia, India, and China) firms.  BRIC exposure increased slightly over the period, and the sub-adviser remains very optimistic on companies operating in BRIC markets.

One of the top performing stocks in the Fund during the period was PT Astra Intl. (ASII IJ), which appreciated by 50.6 percent over the past six months.  PT Astra is an Indonesian conglomerate that operates automotive, financial services, heavy equipment, mining, agribusiness, information technology, and infrastructure industries. Another top performing stock was Yanzhou Coal Mining Co. (1171.HK), which appreciated by 80.7 percent during the period. The company mines, processes and sells coal in China and exports coal to Japan and South Korea. During the period, the sub-adviser reduced their investment in Tencent Holdings (700 HK), but increased their holdings in Naspers Limited (NPN SJ), which owns 46.5 percent of Tencent.  The sub-adviser believes Naspers offers a favorable risk profile as shares do not fully reflect the value of the firm’s stake in Tencent. Marvin & Palmer added Mechel ADR (MTL), a Russian mining and steel company, during the period and the stock has been a strong performer, appreciating by 49.8 percent. Notable additions during the past six months were Pacific Rubiales Energy Corp (PRE CN), a Columbian energy firm; Fibria Cellulose (PBR), a Brazilian pulp company; and Brilliance China Automotive (1114 HK), an automobile manufacturer. The sub-adviser remains confident about the prospects for these firms in 2010.

Marvin & Palmer believes that emerging markets securities are in a much better position now than they were five years ago as money and investment will continue to flow to emerging market countries and the firms that operate within those countries.  The fundamental and technical indicators that the sub-adviser follows remain positive going into the latter half of the fiscal year. Recent concerns about sovereign debt in several European Union nations recently resulted in increased volatility. Emerging markets are typically more volatile than developed markets, and the sub-adviser expects good performance in the asset class but also more volatility for the remainder of 2010.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	7.52%	65.92%	(2.40)%	11.70%	12.64%
Class C Class A with load of 5.75% Class A without load	6.95% 1.23% 7.40%	64.32% 55.88% 65.47%	(3.37)% (4.56)% (2.66)%	10.61% N/A N/A	11.56% (1.22)%* 0.56%*
MSCI Emerging Markets Index	12.46%	57.55%	4.30%	16.92%	17.04%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.55% for Class N, 3.55%  for Class C and 2.80% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited)
April 30, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 85.7%			ELECTRICAL COMPONENTS - 0.2%
AGRICULTURE - 0.6%			LG Innotek Co. Ltd.	210	$ 32,465
Golden Agri-Resources Ltd. *	226,000	$ 95,468
			ELECTRONICS - 5.1%
AIRLINES - 3.1%			Hon Hai Precision Industry Co. Ltd.	96,000	450,660
Air China Ltd. *	230,000	254,153	Prime View International Co. Ltd. *	63,000	121,744
China Southern Airlines Co. Ltd. *	506,000	259,026	Samsung Electro-Mechanics Co. Ltd.	2,292	289,410
		513,179			861,814
AUTO MANUFACTURERS - 3.1%			ENGINEERING & CONSTRUCTION - 0.5%
Brilliance China Automotive Holdings Ltd. *	740,000	262,201	Samsung Engineering Co. Ltd.	920	88,666
Dongfeng Motor Group Co. Ltd.	112,000	159,069
Hyundai Motor Co.	750	91,472	FOOD - 0.8%
		512,742	Cia Brasileira de Distribuicao Grupo
AUTO PARTS - 1.9%			Pao de Acucar - ADR	1,000	68,510
Hyundai Mobis	984	163,328	Indofood Sukses Makmur Tbk PT	155,000	66,159
Weichai Power Co. Ltd.	18,000	147,193			134,669
		310,521	FOREST PRODUCTS & PAPER - 0.9%
BANKS - 7.0%			Fibria Celulose SA - ADR *	7,700	152,845
Bank Mandiri Tbk PT	85,000	53,856
Bank Rakyat Indonesia	173,500	169,889	GAS - 0.8%
Credicorp Ltd.	1,000	86,860	Perusahaan Gas Negara PT	282,500	126,931
ICICI Bank Ltd. - ADR	6,800	289,136
Industrial & Commercial Bank of China	180,000	131,193	HEALTHCARE-PRODUCTS - 1.3%
Itau Unibanco Holding SA - ADR	7,800	169,104	Hengan International Group Co. Ltd.	21,000	161,217
Standard Bank Group Ltd/South Africa	10,300	159,409	Mindray Medical International Ltd. - ADR	1,500	57,300
Turkiye Garanti Bankasi AS	23,100	112,218			218,517
		1,171,665	HOLDING COMPANIES-DIVERSIFIED - 3.6%
BEVERAGES - 0.9%			Ayala Corp.	12,220	92,560
Cia de Bebidas das Americas - ADR	1,500	146,700	China Resources Enterprise Ltd.	62,000	218,739
			Haci Omer Sabanci Holding AS	33,200	152,135
BUILDING MATERIALS - 0.3%			Investimentos Itau SA	9,500	65,944
Semen Gresik Persero Tbk PT	53,500	48,196	Tekfen Holding AS *	19,000	68,067
					597,445
CHEMICALS - 0.9%			INSURANCE - 1.0%
Mexichem SAB de CV	28,400	82,019	China Life Insurance Co. Ltd.	7,000	32,232
Nan Ya Plastics Corp.	37,000	77,571	Samsung Life Insurance Co. Ltd.	490	48,831
		159,590	Ping An Insurance Group Co. of China Ltd.	10,500	89,889
COAL - 2.8%					170,952
Adaro Energy Tbk PT	395,000	94,724	INTERNET - 3.0%
China Shenhua Energy Co. Ltd.	19,500	83,677	Baidu Inc./China - ADR *	240	165,350
Yanzhou Coal Mining Co. Ltd.	102,000	283,731	NHN Corp. *	428	71,360
		462,132	Tencent Holdings Ltd.	12,800	264,707
COMMERCIAL SERVICES - 1.0%					501,417
Cia de Concessoes Rodoviarias	2,300	53,262	IRON/STEEL - 3.4%
Localiza Rent A CAR	8,900	99,238	Cia Siderurgica Nacional SA - ADR	10,400	193,960
		152,500	Magnitogorsk Iron & Steel Works	6,500	87,725
COMPUTERS - 2.7%			Mechel - ADR	7,900	203,030
Acer, Inc.	87,000	237,238	Ternium SA - ADR *	2,300	84,962
Infosys Technologies Ltd. - ADR	3,700	221,778			569,677
		459,016	MEDIA - 2.0%
DIVERSIFIED FINANCIAL SERVICES - 3.0%			Naspers Ltd. - Cl. N	8,300	336,011
BM&FBOVESPA SA	33,900	224,718
Shinhan Financial Group Co. Ltd.	4,900	208,444	MINING - 9.8%
Woori Finance Holdings Co. Ltd.	4,610	73,140	Anglo Platinum Ltd. *	1,100	119,912
		506,302	Eurasian Natural Resources Corp. PLC	11,200	207,779
			Grupo Mexico SAB de CV	105,000	279,101
			Kazakhmys PLC	6,400	135,769

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited)(Continued)
April 30, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
MINING - 9.8% (continued)			SEMICONDUCTORS - 6.4%
MMC Norilsk Nickel - ADR *	12,400	$ 238,080	Advanced Semiconductor Engineering, Inc.	90,000	$ 87,860
PT Intl Nickel Indonesia	75,500	41,898	Hynix Semiconductor, Inc. *	11,880	300,702
Vale SA - Pref ADR	9,800	300,076	MediaTek, Inc.	11,020	186,585
Vale SA - Pref	11,724	316,568	Samsung Electronics Co. Ltd.	599	455,464
		1,639,183	Taiwan Semiconductor
OIL & GAS - 7.0%			Manufacturing Co. Ltd.	22,000	43,055
CNOOC Ltd.	57,000	100,262			1,073,666
Gazprom OAO - ADR	3700	86,173	SHIPBUILDING - 0.6%
MOL Hungarian Oil and Gas NyRt *	750	76,135	Hyundai Heavy Industries Co. Ltd.	419	94,836
OGX Petroleo e Gas Participacoes SA *	21,900	220,357
Pacific Rubiales Energy Corp. *	7,600	171,468	TELECOMMUNICATIONS - 1.3%
Petroleo Brasileiro SA - ADR	6,400	271,360	America Movil SAB de CV - ADR	1,800	92,664
Rosneft Oil Co. - ADR *	30,400	243,588	Mobile Telesystems OJSC - ADR	2,300	127,075
		1,169,343			219,739
OIL & GAS SERVICES - 0.5%			TRANSPORTATION - 0.6%
Petrofac Ltd.	5,100	88,337	All America Latina Logistica SA *	11,200	100,828

PHARMACEUTICALS - 1.9%			TOTAL COMMON STOCK
Hypermarcas SA *	14,400	198,497	(Cost - $12,113,363)		14,338,004
Sinopharm Group Co.	7,200	32,451
Teva Pharmaceutical Industries Ltd. - ADR	1,600	93,968	WARRANTS - 8.9%
		324,916	Apollo Tyres Ltd. - 144A *	40,100	62,909
REAL ESTATE - 1.9%			AXIS Bank Ltd. *	7,300	208,971
Cyrela Brazil Realty SA	8,700	105,016	Infrastructure Development
LSR Group O.J.S.C. - GDR	8,900	76,095	Finance Co. Ltd. *	47,800	183,701
PDG Realty SA Empreendimentos e			Larsen & Toubro Ltd. *	2,300	83,729
Participacoes	14,900	136,294	Sberbank of Russian Federation *	81,700	220,590
		317,405	Megaworld Corp Warrants *	1,437,500	19,076
REITS - 0.0%			Aldar Properties P.J.S.C *	9,000	9,605
Sinpas Gayrimenkul Yatirim Ortakligi AS	1	1	Commercial Bank of Qatar *	3,500	74,302
			Industries Qatar *	2,900	91,591
RETAIL - 5.8%			Jaiprakash Associates Ltd. *	83,200	276,896
Astra International Tbk PT	67,000	346,380	Sterlite Industries Ltd. *	9,800	182,967
Belle International Holdings Ltd.	228,000	312,637	Unitech Ltd. *	43,300	82,960
Lojas Americanas SA	14,900	109,725	TOTAL WARRANTS		1,497,297
Wal-Mart de Mexico SAB de CV	89,800	211,588	(Cost - $1,424,760)
		980,330
			TOTAL INVESTMENTS - 94.6%
			( Cost - $13,538,123)		$ 15,835,301
			OTHER ASSETS LESS LIABILITIES - 5.4%		902,471
			NET ASSETS - 100.0%		$ 16,737,772
*Non-income producing security
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
Portfolio Composition * - Unaudited
Brazil	18.57%		Taiwan	7.63%
Other Countries	15.31%		Russian Federation	6.72%
China	12.41%		Hong Kong	6.68%
Korea	11.83%		Indonesia	6.00%
India	10.08%		United Kingdom	4.77%
			Total	100.00%
* Based on total market value of investments as of April 30, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Appreciation &	Large Cap	Real Estate
	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 78,545,306	$ 60,581,268	$ 59,937,048	$ 22,699,890	$ 29,246,422	$ 6,593,686
Investments in securities, at value	$ 82,371,367	$ 66,004,076	$ 60,961,446	$ 25,467,431	$ 36,964,168	$ 8,928,290
Deposit with broker	-	1,443,336	13,563,459	283,721	-	-
Cash	3,540,030	-	480,079	-	12,166	122,366
Receivable for securities sold	591,816	817,525	854,352	-	1,064,553	1,737,395
Interest and dividends receivable	848,256	1,477,276	169,639	77,192	30,045	14,538
Receivable for fund shares sold	181,482	242,994	330,660	28,580	729	144
Prepaid expenses and other assets	41,853	46,219	207,277	25,836	24,314	20,379
Total Assets	87,574,804	70,031,426	76,566,912	25,882,760	38,095,975	10,823,112

Liabilities:
Option contracts written (proceeds $1,521,055)	-	-	1,405,848	-	-	-
Securities sold short (proceeds $10,446,410)	-	-	11,044,743	-	-	-
Payable for securities purchased	957,565	668,821	431,915	30,085	-	1,573,376
Payable for fund shares redeemed	14,018	90,446	68,026	14,149	23,810	10,744
Distributions payable	1,891	64,992	32,685	-	-	-
Payable to adviser	35,495	33,900	34,027	14,005	20,653	4,798
Payable to sub-adviser	34,480	12,348	50,949	5,220	880	4,208
Payable for distribution fees	9,268	8,591	19,969	3,726	5,297	1,155
Payable for administration fees	6,597	3,650	2,200	2,157	3,010	653
Payable for fund accounting fees	3,360	2,934	4,121	2,050	2,400	627
Payable to transfer agent fees	1,745	1,320	1,750	1,750	1,559	1,750
Payable for custody fees	2,293	1,646	750	535	755	595
Accrued expenses and other liabilities	8,537	6,544	13,914	7,932	7,510	7,948
Total Liabilities	1,075,249	895,192	13,110,897	81,609	65,874	1,605,854

Net Assets	$ 86,499,555	$ 69,136,234	$ 63,456,015	$ 25,801,151	$ 38,030,101	$ 9,217,258

Net Assets:
Paid in capital	$ 81,969,226	$ 75,138,968	$ 91,684,811	$ 28,439,110	$ 41,657,531	$ 10,167,229
Undistributed net investment income (loss)	(75,215)	24,717	(90,188)	76,010	11,619	55,058
Accumulated net realized gain/(loss) on
investments and foreign currency transactions	779,483	(11,450,259)	(28,679,797)	(5,481,510)	(11,356,795)	(3,339,633)
Net unrealized appreciation on
investments and foreign currency translations	3,826,061	5,422,808	541,189	2,767,541	7,717,746	2,334,604

Net Assets	$ 86,499,555	$ 69,136,234	$ 63,456,015	$ 25,801,151	$ 38,030,101	$ 9,217,258

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 72,520,821	$ 56,185,263	$ 22,945,182	$ 19,332,895	$ 32,116,510	$ 7,832,473
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	5,009,859	6,138,811	658,261	2,396,185	3,223,554	633,031
Net asset value, offering and
redemption price per share	$ 14.48	$ 9.15	$ 34.86	$ 8.07	$ 9.96	$ 12.37

Class A Shares:
Net Assets	$ 435,581	$ 4,872,196	$ 22,132,150	$ 2,791,103	$ 166,187	$ 41,045
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	30,035	528,755	637,553	346,448	16,680	3,311
Net asset value and
redemption price per share	$ 14.50	$ 9.21	$ 34.71	$ 8.06	$ 9.96	$ 12.40
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 15.18	$ 9.64	$ 36.83	$ 8.55	$ 10.57	$ 13.16

Class C Shares:
Net Assets	$ 13,543,153	$ 8,078,775	$ 18,378,683	$ 3,677,153	$ 5,747,404	$ 1,343,740
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	941,050	887,082	586,870	461,798	587,843	111,104
Net asset value, offering and
redemption price per share	$ 14.39	$ 9.11	$ 31.32	$ 7.96	$ 9.78	$ 12.09

See accompanying notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
April 30, 2010 (Unaudited)

					Dunham
	Dunham	Dunham	Dunham	Dunham	Emerging
	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 36,668,249	$ 12,624,735	$ 30,360,304	$ 14,344,799	$ 13,538,123
Investments in securities, at value	$ 40,201,409	$ 16,480,471	$ 34,032,173	$ 18,596,470	$ 15,835,301
Foreign currency, at value (Cost - $918,730)	927,082	-	-	-	-
Cash	474,346	826,595	1,904,765	503,020	955,536
Receivable for securities sold	199,780	-	2,135,502	1,877,382	895,145
Interest and dividends receivable	224,488	12,721	22,914	18	18,064
Receivable for fund shares sold	877	291	656	291	221
Receivable for open forward foreign currency contracts	166,458	-	-	-	-
Prepaid expenses and other assets	28,121	23,353	25,916	24,186	20,771
Total Assets	42,222,561	17,343,431	38,121,926	21,001,367	17,725,038

Liabilities:
Foreign currency overdraft (Cost - $32,728)	-	-	-	-	36,867
Payable for securities purchased	281,160	73,983	1,914,222	1,456,151	897,387
Payable for fund shares redeemed	15,004	16,082	22,110	17,701	11,179
Payable for open forward foreign currency contracts	104,668	-	-	-	-
Payable to adviser	22,822	9,315	19,572	10,558	8,884
Payable to sub-adviser	33,479	1,834	2,373	12,730	1,323
Payable for distribution fees	6,302	2,121	4,401	3,252	2,455
Payable for administration fees	3,875	1,575	2,970	1,575	2,752
Payable for fund accounting fees	5,750	1,275	2,453	1,581	2,251
Payable for transfer agent fees	1,750	1,750	1,775	1,750	2,750
Payable for custody fees	16,456	2,118	2,670	2,507	10,652
Accrued expenses and other liabilities	8,990	8,547	7,653	8,720	10,766
Total Liabilities	500,256	118,600	1,980,199	1,516,525	987,266

Net Assets	$ 41,722,305	$ 17,224,831	$ 36,141,727	$ 19,484,842	$ 16,737,772

Net Assets:
Paid in capital	$ 51,445,607	$ 22,270,102	$ 54,896,660	$ 19,913,010	$ 18,132,942
Undistributed net investment loss	(52,314)	(4,694)	(17,494)	(203,009)	(562,476)
Accumulated net realized loss on
investments and foreign currency transactions	(13,275,202)	(8,896,313)	(22,409,308)	(4,476,830)	(3,128,135)
Net unrealized appreciation on
investments and foreign currency translations	3,604,214	3,855,736	3,671,869	4,251,671	2,295,441

Net Assets	$ 41,722,305	$ 17,224,831	$ 36,141,727	$ 19,484,842	$ 16,737,772

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 35,061,659	$ 14,703,214	$ 30,801,882	$ 15,505,103	$ 12,814,361
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	2,993,266	1,495,807	8,808,560	1,124,683	906,962
Net asset value, offering and
redemption price per share	$ 11.71	$ 9.83	$ 3.50	$ 13.79	$ 14.13

Class A Shares:
Net Assets	$ 183,220	$ 131,252	$ 161,860	$ 350,718	$ 1,389,442
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	15,623	13,379	46,655	25,614	99,436
Net asset value and
redemption price per share	$ 11.73	$ 9.81	$ 3.47	$ 13.69	$ 13.97
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 12.45	$ 10.40	$ 3.68	$ 14.53	$ 14.82
Class C Shares:
Net Assets	$ 6,477,426	$ 2,390,365	$ 5,177,985	$ 3,629,021	$ 2,533,969
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	569,046	251,535	1,564,644	279,262	183,798
Net asset value, offering and
redemption price per share	$ 11.38	$ 9.50	$ 3.31	$ 13.00	$ 13.79

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2010 (Unaudited)

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Appreciation &	Large Cap	Real Estate
	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Stock Fund
Investment Income:
Interest income	$ 2,082,139	$ 3,052,257	$ 57,105	$ 326,510	$ 293	$ 68
Dividend income	-	45,019	534,650	184,513	338,760	152,010
Less: Foreign withholding taxes	-	-	-	(617)	-	-
Total Investment Income	2,082,139	3,097,276	591,755	510,406	339,053	152,078

Operating Expenses:
Investment advisory fees	202,814	199,975	198,114	85,983	118,290	23,451
Sub-advisory fees	141,969	167,000	153,224	79,369	78,253	14,431
Sub-advisory performance fees	57,346	(93,826)	20,349	(52,893)	(3,220)	3,747
Fund accounting fees	41,557	34,145	23,130	12,795	14,755	2,776
Distribution fees- Class C Shares	48,695	29,542	94,558	18,120	26,803	5,373
Distribution fees- Class A Shares	533	5,787	28,902	3,528	148	39
Administration fees	41,591	34,305	30,693	13,089	17,518	2,826
Registration fees	22,309	21,309	22,356	22,309	21,809	21,377
Transfer agent fees	13,091	12,901	22,807	11,694	11,210	10,163
Custodian fees	8,415	5,193	5,895	3,953	1,836	1,829
Professional fees	13,634	11,163	11,719	9,712	11,114	6,830
Chief Compliance Officer fees	6,195	4,889	5,379	2,349	4,007	606
Printing and postage expense	3,699	4,299	51,516	2,472	1,722	1,240
Trustees' fees	5,138	2,736	3,363	1,679	2,321	490
Insurance expense	2,236	1,791	6,173	745	1,091	297
Miscellaneous expenses	3,973	2,736	3,765	2,988	3,510	1,506
Total Operating Expenses	613,195	443,945	681,943	217,892	311,167	96,981

Net Investment Income (Loss)	1,468,944	2,653,331	(90,188)	292,514	27,886	55,097

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments	947,370	2,113,989	3,165,039	495,335	625,606	870,107
Securities sold short	-	-	(972,403)	-	-	-
Written options	-	-	373,535	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	426,302	1,727,378	133,447	1,492,398	4,453,542	1,301,816
Written options	-	-	(390,105)	-	-	-
Net Realized and Unrealized Gain	1,373,672	3,841,367	2,309,513	1,987,733	5,079,148	2,171,923

Net Increase in Net Assets
Resulting From Operations	$ 2,842,616	$ 6,494,698	$ 2,219,325	$ 2,280,247	$ 5,107,034	$ 2,227,020

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended April 30, 2010 (Unaudited)

					Dunham
	Dunham	Dunham	Dunham	Dunham	Emerging
	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Investment Income:
Interest income	$ 154	$ 114	$ 329	$ 110	$ 122
Dividend income	751,469	206,405	244,196	27,315	70,804
Less: Foreign withholding taxes	(71,315)	(323)	-	-	(5,222)
Total Investment Income	680,308	206,196	244,525	27,425	65,704

Operating Expenses:
Investment advisory fees	126,493	52,972	121,173	60,153	47,038
Sub-advisory fees	126,493	44,822	93,210	46,271	43,459
Sub-advisory performance fees	60,872	(85)	(77,435)	33,696	(36,227)
Fund accounting fees	32,554	7,667	15,637	8,931	14,467
Distribution fees- Class C Shares	30,273	10,935	25,653	16,731	11,327
Distribution fees- Class A Shares	167	79	146	285	1,381
Administration fees	19,644	8,073	18,017	8,635	7,340
Registration fees	22,781	22,059	22,059	22,309	22,309
Transfer agent fees	11,729	11,137	11,488	11,386	14,329
Custodian fees	56,953	4,694	8,892	6,767	27,272
Professional fees	11,329	8,916	10,072	8,495	9,678
Chief Compliance Officer fees	3,456	1,698	3,654	1,654	1,730
Printing and postage expense	820	1,855	2,247	1,145	1,226
Trustees' fees	2,483	1,040	2,381	1,177	925
Insurance expense	1,235	494	988	545	371
Miscellaneous expenses	3,288	2,299	3,704	2,254	2,071
Total Operating Expenses	510,570	178,655	261,886	230,434	168,696

Net Investment Income (Loss)	169,738	27,541	(17,361)	(203,009)	(102,992)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from:
Investments	1,693,463	520,269	4,318,553	3,143,065	2,077,312
Foreign currency transactions	95,174	-	-	-	(57,419)
Net change in unrealized appreciation on:
Investments	795,375	3,130,110	160,518	1,192,279	(968,360)
Foreign currency translations	(53,133)	-	-	-	(689)
Net Realized and Unrealized Gain	2,530,879	3,650,379	4,479,071	4,335,344	1,050,844

Net Increase in Net Assets
Resulting From Operations	$ 2,700,617	$ 3,677,920	$ 4,461,710	$ 4,132,335	$ 947,852

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham
	Corporate/Government		High-Yield		Monthly Distribution		Appreciation &
	Bond Fund		Bond Fund		Fund		Income Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 1,468,944	$ 2,862,367	$ 2,653,331	$ 4,574,838	$ (90,188)	$ (338,892)	$ 292,514	$ 547,739
Net realized gain (loss) from investments
and foreign currency	947,370	1,136,409	2,113,989	(5,862,767)	2,566,171	(6,164,118)	495,335	(3,581,288)
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	426,302	8,274,542	1,727,378	16,118,509	(256,658)	8,389,951	1,492,398	10,138,864
Net Increase in Net Assets
Resulting From Operations	2,842,616	12,273,318	6,494,698	14,830,580	2,219,325	1,886,941	2,280,247	7,105,315

Distributions to Shareholders From:
Net Realized Gains:
Class N	(312,234)	-	-	-	(314,264)	(71,016)	-	-
Class A	(990)	-	-	-	(375,444)	(1,057,650)	-	-
Class C	(59,388)	-	-	-	(339,545)	(915,251)	-	-
Net Investment Income:
Class N	(1,342,491)	(2,535,895)	(2,182,857)	(3,700,028)	-	-	(311,761)	(330,718)
Class A	(8,021)	(6,702)	(180,694)	(305,521)	-	-	(40,364)	(2,412)
Class C	(208,560)	(381,058)	(288,176)	(546,176)	-	-	(23,373)	-
Distributions From Paid In Capital
Class N	-	-	-	-	-	(287,422)	-	-
Class A	-	-	-	-	-	(719,688)	-	-
Class C	-	-	-	-	-	(650,373)	-	-
Total Dividends and Distributions
to Shareholders	(1,931,684)	(2,923,655)	(2,651,727)	(4,551,725)	(1,029,253)	(3,701,400)	(375,498)	(333,130)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	13,654,857	22,757,025	9,129,186	16,835,205	7,462,719	19,456,608	763,297	2,875,577
Class A	626,020	214,151	962,178	5,605,362	1,413,107	2,162,417	760,613	2,324,600
Class C	1,206,702	2,867,336	673,350	4,720,003	2,269,021	3,048,764	209,486	351,593
Reinvestment of dividends and distributions
Class N	1,638,752	2,521,728	1,871,896	3,521,629	252,748	358,438	311,417	330,718
Class A	7,854	6,351	160,048	291,208	237,661	1,137,507	31,593	1,576
Class C	267,948	381,058	255,270	366,823	270,564	1,125,730	23,373	-
Cost of shares redeemed
Class N	(8,978,298)	(39,505,809)	(9,693,869)	(20,630,612)	(1,875,609)	(3,837,900)	(3,720,815)	(12,741,168)
Class A	(414,474)	(217,197)	(1,423,266)	(3,454,140)	(4,106,031)	(12,736,042)	(676,474)	(634,705)
Class C	(1,197,407)	(4,490,821)	(975,700)	(6,829,738)	(3,902,939)	(11,809,190)	(331,586)	(1,385,301)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	6,811,954	(15,466,178)	959,093	425,740	2,021,241	(1,093,668)	(2,629,096)	(8,877,110)

Total Increase (Decrease) in Net Assets	7,722,886	(6,116,515)	4,802,064	10,704,595	3,211,313	(2,908,127)	(724,347)	(2,104,925)

Net Assets:
Beginning of year	78,776,669	84,893,184	64,334,170	53,629,575	60,244,702	63,152,829	26,525,798	28,630,723
End of period*	$86,499,555	$78,776,669	$69,136,234	$64,334,170	$63,456,015	$60,244,702	$25,801,451	$26,525,798
* Includes undistributed net investment
income (loss) at end of period	$ (75,215)	$ 14,913	$ 24,717	$ 23,113	$ (90,188)	$ -	$ 76,010	$ 158,994

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Large Cap		Real Estate		International		Small Cap
	Value Fund		Stock Fund		Stock Fund		Value Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 27,886	$ 270,985	$ 55,097	$ 70,964	$ 169,738	$ 143,401	$ 27,541	$ 175,422
Net realized loss from investments
and foreign currency	625,606	(6,877,926)	870,107	(2,358,058)	1,788,637	(9,047,009)	520,269	(7,311,756)
Capital gain distributions received from
other investment companies	-	-	-	84,537	-	-	-	33,059
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	4,453,542	9,095,901	1,301,816	3,131,972	742,242	19,332,038	3,130,110	7,590,046
Net Increase in Net Assets
Resulting From Operations	5,107,034	2,488,960	2,227,020	929,415	2,700,617	10,428,430	3,677,920	486,771

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-	-	-	-	-	-	-
Class A	-	-	-	-	-	-	-	-
Class C	-	-	-	-	-	-	-	-
Net Investment Income:
Class N	(164,702)	(321,730)	(61,400)	(109,519)	(585,439)	(418,446)	(137,841)	(229,196)
Class A	(163)	(560)	(175)	(1,308)	(1,008)	(253)	(154)	(322)
Class C	-	-	-	(5,813)	(65,032)	-	(2,609)	-
Total Dividends and Distributions
to Shareholders	(164,865)	(322,290)	(61,575)	(116,640)	(651,479)	(418,699)	(140,604)	(229,518)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	2,437,292	8,465,685	1,273,062	4,030,285	4,680,599	6,094,497	694,656	2,100,807
Class A	99,450	7,150	16,138	778	129,730	34,716	99,390	9,000
Class C	403,972	1,024,887	148,509	541,942	636,704	909,149	129,177	370,387
Reinvestment of dividends and distributions
Class N	164,499	321,730	61,094	109,519	584,767	418,446	137,626	229,196
Class A	163	560	175	1,308	1,008	253	154	322
Class C	-	-	-	5,813	65,032	-	2,609	-
Cost of shares redeemed
Class N	(4,004,878)	(13,384,050)	(876,570)	(5,167,496)	(3,783,358)	(14,443,137)	(2,461,464)	(6,851,481)
Class A	-	(45,246)	(4,543)	(56,054)	(5,865)	(28,342)	-	(19,584)
Class C	(334,829)	(1,519,625)	(70,494)	(920,171)	(315,858)	(1,698,397)	(233,909)	(725,222)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(1,234,331)	(5,128,909)	547,371	(1,454,076)	1,992,759	(8,712,815)	(1,631,761)	(4,886,575)

Total Increase (Decrease) in Net Assets	3,707,838	(2,962,239)	2,712,816	(641,301)	4,041,897	1,296,916	1,905,555	(4,629,322)

Net Assets:
Beginning of year	34,322,263	37,284,502	6,504,442	7,145,743	37,680,408	36,383,492	15,319,276	19,948,598
End of period*	$38,030,101	$34,322,263	$ 9,217,258	$ 6,504,442	$41,722,305	$37,680,408	$17,224,831	$15,319,276
* Includes undistributed net investment
income at end of period	$ 11,619	$ 148,598	$ 55,058	$ 61,536	$ (52,314)	$ 429,427	$ (4,694)	$ 108,369

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham
	Large Cap		Small Cap		Emerging Markets
	Growth Fund		Growth Fund		Stock Fund
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009	April 30, 2010	Oct. 31, 2009
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ (17,361)	$ 33,392	$ (203,009)	$ (372,246)	$ (102,992)	$ (124,245)
Net realized gain (loss) from investments,
foreign currency	4,318,553	(11,701,818)	3,143,065	(4,241,404)	2,019,893	(5,092,234)
Net change in unrealized appreciation
(depreciation) on investments, foreign currency	160,518	9,888,036	1,192,279	7,192,760	(969,049)	12,736,244

Net Increase (Decrease) in Net Assets
Resulting From Operations	4,461,710	(1,780,390)	4,132,335	2,579,110	947,852	7,519,765

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-	-	-	-	(135,426)
Class A	-	-	-	-	-	(1,185)
Class C	-	-	-	-	-	(21,572)
Net Investment Income:
Class N	(33,521)	-	-	-	(223,747)	-
Class A	-	-	-	-	(24,650)	-
Class C	-	-	-	-	(28,790)	-
Total Dividends and Distributions
to Shareholders	(33,521)	-	-	-	(277,187)	(158,183)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	1,278,163	6,365,258	627,344	2,920,865	3,123,825	2,668,715
Class A	99,450	36,000	156,017	139,564	1,260,137	486,813
Class C	286,395	1,119,125	195,803	529,506	330,706	472,729
Reinvestment of dividends and distributions
Class N	33,473	-	-	-	223,450	135,401
Class A	-	-	-	-	24,468	1,118
Class C	-	-	-	-	28,790	21,569
Cost of shares redeemed
Class N	(7,544,614)	(16,375,097)	(2,696,267)	(9,494,468)	(2,110,962)	(7,419,934)
Class A	-	(15,126)	-	(41,878)	(495,382)	(27,050)
Class C	(797,735)	(1,755,795)	(338,343)	(1,089,648)	(121,452)	(894,190)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(6,644,868)	(10,625,635)	(2,055,446)	(7,036,059)	2,263,580	(4,554,829)

Total Increase (Decrease) in Net Assets	(2,216,679)	(12,406,025)	2,076,889	(4,456,949)	2,934,245	2,806,753

Net Assets:
Beginning of year	38,358,406	50,764,431	17,407,953	21,864,902	13,803,527	10,996,774
End of period*	$36,141,727	$38,358,406	$19,484,842	$17,407,953	$16,737,772	$13,803,527
* Includes undistributed net investment
income (loss) at end of period	$ (17,494)	$ 33,392	$ (203,009)	$ -	$ (562,476)	$ (182,297)

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 14.32	$ 12.73	$ 13.65	$ 13.58	$ 13.62	$ 13.90
Income (loss) from investment operations:
Net investment income***	0.27	0.52	0.53	0.59	0.52	0.32
Net realized and unrealized gain (loss)	0.24	1.60	(0.90)	0.06	0.10	(0.29)
Total income (loss) from investment operations	0.51	2.12	(0.37)	0.65	0.62	0.03
Less distributions:
Distributions from net investment income	(0.28)	(0.53)	(0.53)	(0.58)	(0.58)	(0.31)
Distributions from net realized gains	(0.07)	0.00	(0.02)	0.00	(0.08)	0.00
Total distributions	(0.35)	(0.53)	(0.55)	(0.58)	(0.66)	(0.31)
Net asset value, end of period	$ 14.48	$ 14.32	$ 12.73	$ 13.65	$ 13.58	$ 13.62

Total return +	3.60%	16.92%	(3.21)%	4.87%	4.67%	0.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 72,521	$ 65,445	$ 71,815	$ 81,719	$ 38,872	$ 26,748
Ratios of expenses to average net assets:
Before fee waivers^	1.39%	1.21%	1.07%	1.06%	1.43%	1.47%
After fee waivers^	1.39%	1.18%	1.07%	1.03%	1.40%	1.44%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.74%	3.77%	3.91%	4.32%	3.84%	2.57%
After fee waivers^	3.74%	3.80%	3.91%	4.35%	3.87%	2.60%
Portfolio turnover rate	74%	266%	253%	291%	300%	358% (1)

		Class A			Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30	October 31,		October 31,	April 30	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 14.36	$ 12.77	$ 13.69	$ 13.60	$ 14.24	$ 12.66	$ 13.57	$ 13.51	$ 13.61	$ 13.90
Income (loss) from investment operations:
Net investment income***	0.25	0.48	0.50	0.46	0.21	0.41	0.43	0.49	0.42	0.23
Net realized and unrealized gain (loss)	0.23	1.61	(0.90)	(0.14)	0.24	1.59	(0.89)	0.05	0.09	(0.29)
Total income (loss) from investment operations	0.48	2.09	(0.40)	0.32	0.45	2.00	(0.46)	0.54	0.51	(0.06)
Less distributions:
Distributions from net investment income	(0.27)	(0.50)	(0.50)	(0.23)	(0.23)	(0.42)	(0.43)	(0.48)	(0.53)	(0.23)
Distributions from net realized gains	(0.07)	0.00	(0.02)	0.00	(0.07)	0.00	(0.02)	0.00	(0.08)	0.00
Total distributions	(0.34)	(0.50)	(0.52)	(0.23)	(0.30)	(0.42)	(0.45)	(0.48)	(0.61)	(0.23)
Net asset value, end of period	$ 14.50	$ 14.36	$ 12.77	$ 13.69	$ 14.39	$ 14.24	$ 12.66	$ 13.57	$ 13.51	$ 13.61

Total return +	3.40%	16.61%	(3.45)%	2.40%	3.16%	16.05%	(3.82)%	4.07%	3.85%	(0.42)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 436	$ 212	$ 188	$ 221	$ 13,543	$ 13,119	$ 12,890	$ 13,801	$ 8,288	$ 11,102
Ratios of expenses to average net assets:
Before fee waivers^	1.64%	1.46%	1.32%	1.31%	2.14%	1.96%	1.82%	1.81%	2.18%	2.22%
After fee waivers^	1.64%	1.43%	1.32%	1.28%	2.14%	1.93%	1.82%	1.78%	2.15%	2.19%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.49%	3.52%	3.66%	4.08%	2.99%	3.02%	3.16%	3.57%	3.09%	1.82%
After fee waivers^	3.49%	3.55%	3.66%	4.11%	2.99%	3.05%	3.16%	3.60%	3.12%	1.85%
Portfolio turnover rate	74%	266%	253%	291%	74%	266%	253%	291%	300%	358% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30,	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 8.65	$ 7.30	$ 9.79	$ 9.91	$ 9.82	$ 10.00
Income (loss) from investment operations:
Net investment income***	0.35	0.62	0.63	0.65	0.58	0.15
Net realized and unrealized gain (loss)	0.50	1.34	(2.49)	(0.15)	0.07	(0.18)
Total income (loss) from investment operations	0.85	1.96	(1.86)	0.50	0.65	(0.03)
Less distributions:
Distributions from net investment income	(0.35)	(0.61)	(0.63)	(0.62)	(0.56)	(0.15)
Total distributions	(0.35)	(0.61)	(0.63)	(0.62)	(0.56)	(0.15)
Net asset value, end of period	$ 9.15	$ 8.65	$ 7.30	$ 9.79	$ 9.91	$ 9.82

Total return +	10.06%	28.20%	(20.10)%	5.05%	6.77%	(0.32)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 56,185	$ 51,747	$ 43,837	$ 72,503	$ 18,913	$ 8,132
Ratios of expenses to average net assets:
Before fee waivers^	1.23%	1.58%	1.57%	1.29%	1.84%	2.72%
After fee waivers^	1.23%	1.55%	1.57%	1.29%	1.84%	2.72%
Ratios of net investment income to
average net assets:
Before fee waivers^	8.02%	8.00%	6.81%	6.53%	5.91%	4.46%
After fee waivers^	8.02%	8.03%	6.81%	6.53%	5.91%	4.46%
Portfolio turnover rate	78%	103%	75%	64%	55%	20% (1)

	Class A				Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30,	October 31,		October 31,	April 30,	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 8.71	$ 7.34	$ 9.81	$ 10.06	$ 8.61	$ 7.27	$ 9.75	$ 9.90	$ 9.82	$ 10.00
Income (loss) from investment operations:
Net investment income***	0.35	0.63	0.60	0.53	0.32	0.55	0.55	0.58	0.51	0.12
Net realized and unrealized gain (loss)	0.50	1.33	(2.50)	(0.45)	0.50	1.35	(2.47)	(0.16)	0.06	(0.17)
Total income (loss) from investment operations	0.85	1.96	(1.90)	0.08	0.82	1.90	(1.92)	0.42	0.57	(0.05)
Less distributions:
Distributions from net investment income	(0.35)	(0.59)	(0.57)	(0.33)	(0.32)	(0.56)	(0.56)	(0.57)	(0.49)	(0.13)
Total distributions	(0.35)	(0.59)	(0.57)	(0.33)	(0.32)	(0.56)	(0.56)	(0.57)	(0.49)	(0.13)
Net asset value, end of period	$ 9.21	$ 8.71	$ 7.34	$ 9.81	$ 9.11	$ 8.61	$ 7.27	$ 9.75	$ 9.90	$ 9.82

Total return +	9.94%	27.91%	(20.43)%	0.83%	9.69%	27.37%	(20.73)%	4.25%	5.92%	(0.53)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,872	$ 4,909	$ 1,590	$ 178	$ 8,079	$ 7,678	$ 8,203	$ 11,609	$ 7,942	$ 2,498
Ratios of expenses to average net assets:
Before fee waivers^	1.48%	1.83%	1.82%	1.55%	1.98%	2.33%	2.32%	2.04%	2.59%	3.47%
After fee waivers^	1.48%	1.80%	1.82%	1.55%	1.98%	2.30%	2.32%	2.04%	2.59%	3.47%
Ratios of net investment income to
average net assets:
Before fee waivers^	7.77%	7.75%	6.56%	6.28%	7.27%	7.25%	6.06%	5.78%	5.16%	3.71%
After fee waivers^	7.77%	7.78%	6.56%	6.28%	7.27%	7.28%	6.06%	5.78%	5.16%	3.71%
Portfolio turnover rate	78%	103%	75%	64%	78%	103%	75%	64%	55%	20% (1)

*Class C and Class N shares commenced operations on July 1, 2005.
** Class A shares commenced operations on January 3, 2007.
***The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A
	Six Months			Six Months		Ten Months			Ten Months
	Ended	Year Ended	Period Ended	Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,	December 31,	December 31,	December 31,	February 28,
	2010	2009	2008*	2010	2009	2008 ~	2007	2006	2005**	2005
	(Unaudited)			(Unaudited)

Net asset value, beginning of period	$ 34.09	$ 34.78	$ 37.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67	$ 61.80
Income (loss) from investment operations:
Net investment loss***	0.01	(0.03)	(0.05)	(0.02)	(0.11)	(0.56)	(0.18)	(0.27)	(0.11)	0.07
Net realized and unrealized gain (loss)	1.32	1.39	(2.35)	1.30	1.37	(9.08)	1.08	5.07	(0.07)	0.05
Payment from afiliate	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.07++	0.00	0.00
Total income (loss) from investment operations	1.33	1.36	(2.40)	1.28	1.26	(9.64)	0.90	4.87	(0.18)	0.12
Less distributions:
Distributions from net realized gains	(0.56)	(1.15)	(0.14)	(0.56)	(1.15)	(0.14)	(5.13)	0.00	(2.86)	(3.20)
Tax return of capital	0.00	(0.90)	0.00	0.00	(0.90)	(2.22)	0.00	(5.70)	(0.79)	(3.05)
Total distributions	(0.56)	(2.05)	(0.14)	(0.56)	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)	(6.25)
Net asset value, end of period	$ 34.86	$ 34.09	$ 34.78	$ 34.71	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67

Total return +	3.93%	4.29%	(6.44)%	3.79%	3.99%	(21.27)%	1.72%	9.92%	(0.28)%	0.41%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 22,945	$ 16,612	$ 291	$ 22,132	$ 24,080	$ 34,552	$ 18,223	$ 24,795	$ 33,381	$ 41,444
Ratios of expenses to average net assets:
Before fee waivers^	1.84%	2.38%	3.40%	2.09%	2.63%	3.65%	2.36%	2.34%	2.25%	2.29%
After fee waivers^	1.84%	2.35%	3.40%	2.09%	2.60%	3.65%	2.25%	2.21%	2.25%	2.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.05%	(0.11)%	(1.44)%	(0.20)%	(0.36)%	(1.69)%	(0.44)%	(0.59)%	(0.21)%	0.10%
After fee waivers^	0.05%	(0.08)%	(1.44)%	(0.20)%	(0.33)%	(1.69)%	(0.33)%	(0.46)%	(0.21)%	0.14%
Portfolio turnover rate	195%	480%	160% (1)	195%	480%	160% (1)	213%	196%	105% (1)	99%

		Class C
	Six Months		Ten Months			Ten Months
	Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	October 31,	December 31,	December 31,	December 31,	February 28,
	2010	2009	2008 ~	2007	2006	2005**	2005
	(Unaudited)

Net asset value, beginning of period	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55	$ 53.70	$ 60.30
Income (loss) from investment operations:
Net investment income (loss)***	(0.13)	(0.33)	(0.75)	(0.55)	(0.64)	(0.46)	(0.30)
Net realized and unrealized gain (loss)	1.18	1.21	(8.39)	1.06	4.84	(0.04)	(0.05)
Payment from afiliate	0.00	0.00	0.00	0.00	0.07++	0.00	0.00
Total income (loss) from investment operations	1.05	0.88	(9.14)	0.51	4.27	(0.50)	(0.35)
Less distributions:
Distributions from net realized gains	(0.56)	(1.15)	(0.14)	(5.13)	0.00	(2.86)	(3.20)
Tax return of capital	0.00	(0.90)	(2.22)	0.00	(5.70)	(0.79)	(3.05)
Total distributions	(0.56)	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)	(6.25)
Net asset value, end of period	$ 31.32	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55	$ 53.70

Total return +	3.43%	3.12%	(21.74)%	0.98%	9.13%	(0.91)%	(0.40)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 18,379	$ 19,553	$ 28,310	$ 15,161	$ 18,601	$ 23,250	$ 28,745
Ratios of expenses to average net assets:
Before fee waivers^	2.84%	3.38%	4.40%	3.11%	3.09%	3.00%	3.04%
After fee waivers^	2.84%	3.35%	4.40%	3.00%	2.96%	3.00%	3.00%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.95)%	(1.11)%	(2.44)%	(1.20)%	(1.34)%	(0.97)%	(0.65)%
After fee waivers^	(0.95)%	(1.08)%	(2.44)%	(1.09)%	(1.20)%	(0.97)%	(0.61)%
Portfolio turnover rate	195%	480%	160% (1)	213%	196%	105% (1)	99%
*Class N shares commenced operations on September 29, 2008.
**The Fund's fiscal year end changed from February 28 to December 31, effective December 31, 2005.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized
++ Amount was calculated based on the average shares outstanding during the period.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30,	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 7.53	$ 5.77	$ 10.13	$ 9.11	$ 9.03	$ 8.95
Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.14	0.03	0.03	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.57	1.70	(3.46)	1.87	1.05	0.11
Total income (loss) from investment operations	0.66	1.84	(3.43)	1.90	1.04	0.08
Less distributions:
Distributions from net investment income	(0.12)	(0.08)	(0.30)	(0.23)	(0.08)	0.00
Distributions from net realized gains	0.00	0.00	(0.36)	(0.65)	(0.88)	0.00
Distributions from paid in capital	0.00	0.00	(0.27)	0.00	0.00	0.00
Total distributions	(0.12)	(0.08)	(0.93)	(0.88)	(0.96)	0.00
Net asset value, end of period	$ 8.07	$ 7.53	$ 5.77	$ 10.13	$ 9.11	$ 9.03

Total return +	8.83%	32.37%	(37.06)%	22.85%	12.08%	0.89%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 19,332	$ 20,515	$ 24,521	$ 34,074	$ 20,987	$ 14,120
Ratios of expenses to average net assets:
Before fee waivers^	1.51%	1.86%	1.90%	1.87%	2.10%	2.22%
After fee waivers^	1.51%	1.83%	1.90%	1.87%	2.10%	2.22%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	2.36%	2.15%	0.41%	0.31%	(0.16)%	(0.36)%
After fee waivers^	2.36%	2.18%	0.41%	0.31%	(0.16)%	(0.36)%
Portfolio turnover rate	26%	69%	104%	109%	78%	92% (1)

	Class A				Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30,	October 31,		October 31,	April 30,	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 7.52	$ 5.74	$ 10.11	$ 8.41	$ 7.40	$ 5.64	$ 9.95	$ 8.90	$ 8.95	$ 8.95
Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.13	0.01	0.00	0.05	0.07	(0.05)	(0.06)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.57	1.70	(3.45)	1.70	0.56	1.69	(3.41)	1.85	1.06	0.11
Total income (loss) from investment operations	0.65	1.83	(3.44)	1.70	0.61	1.76	(3.46)	1.79	0.95	0.00
Less distributions:
Distributions from net investment income	(0.11)	(0.05)	(0.27)	0.00	(0.05)	0.00	(0.02)	(0.09)	(0.12)	0.00
Distributions from net realized gains	0.00	0.00	(0.36)	0.00	0.00	0.00	(0.36)	(0.65)	(0.88)	0.00
Distributions from paid in capital	0.00	0.00	(0.30)	0.00	0.00	0.00	(0.47)	0.00	0.00	0.00
Total distributions	(0.11)	(0.05)	(0.93)	0.00	(0.05)	0.00	(0.85)	(0.74)	(1.00)	0.00
Net asset value, end of period	$ 8.06	$ 7.52	$ 5.74	$ 10.11	$ 7.96	$ 7.40	$ 5.64	$ 9.95	$ 8.90	$ 8.95

Total return +	8.70%	32.09%	(37.32)%	20.21%	8.25%	31.21%	(37.80)%	21.69%	11.09%	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,791	$ 2,498	$ 468	$ 732	$ 3,677	$ 3,513	$ 3,642	$ 6,442	$ 3,401	$ 4,179
Ratios of expenses to average net assets:
Before fee waivers^	1.76%	2.11%	2.15%	2.12%	2.51%	2.86%	2.90%	2.87%	3.10%	3.22%
After fee waivers^	1.76%	2.08%	2.15%	2.12%	2.51%	2.83%	2.90%	2.87%	3.10%	3.22%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	2.11%	1.90%	0.16%	0.06%	1.36%	1.15%	(0.59)%	(0.69)%	(1.16)%	(1.36)%
After fee waivers^	2.11%	1.93%	0.16%	0.06%	1.36%	1.18%	(0.59)%	(0.69)%	(1.16)%	(1.36)%
Portfolio turnover rate	26%	69%	104%	109%	26%	69%	104%	109%	78%	92% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 8.70	$ 8.09	$ 13.30	$ 12.45	$ 11.95	$ 11.00
Income (loss) from investment operations:
Net investment income ***	0.01	0.07	0.10	0.16	0.09	0.03
Net realized and unrealized gain (loss)	1.30	0.62	(4.90)	1.47	1.34	0.92
Total income (loss) from investment operations	1.31	0.69	(4.80)	1.63	1.43	0.95
Less distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.14)	(0.08)	(0.04)	0.00
Distributions from net realized gains	0.00	0.00	(0.27)	(0.70)	(0.89)	0.00
Total distributions	(0.05)	(0.08)	(0.41)	(0.78)	(0.93)	0.00
Net asset value, end of period	$ 9.96	$ 8.70	$ 8.09	$ 13.30	$ 12.45	$ 11.95

Total return +	15.11%	8.72%	(37.14)%	13.67%	12.54%	8.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 32,117	$ 29,315	$ 32,126	$ 48,049	$ 32,609	$ 24,240
Ratios of expenses to average net assets:
Before fee waivers^	1.56%	1.72%	1.85%	1.32%	1.55%	1.75%
After fee waivers^	1.56%	1.69%	1.85%	1.32%	1.50%	1.67%
Ratios of net investment income to
average net assets:
Before fee waivers^	0.30%	0.90%	0.71%	1.28%	0.73%	0.23%
After fee waivers^	0.30%	0.93%	0.71%	1.28%	0.78%	0.31%
Portfolio turnover rate	7%	47%	21%	23%	22%	32% (1)

		Class A			Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30	October 31,		October 31,	April 30	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 8.69	$ 8.06	$ 13.28	$ 12.18	$ 8.53	$ 7.93	$ 13.04	$ 12.26	$ 11.85	$ 11.00
Income (loss) from investment operations:
Net investment income (loss)***	0.00	0.05	0.07	0.11	(0.03)	(0.01)	(0.01)	0.04	(0.02)	(0.07)
Net realized and unrealized gain (loss)	1.30	0.63	(4.89)	0.99	1.28	0.61	(4.81)	1.44	1.32	0.92
Total income (loss) from investment operations	1.30	0.68	(4.82)	1.10	1.25	0.60	(4.82)	1.48	1.30	0.85
Less distributions:
Distributions from net investment income	(0.03)	(0.05)	(0.13)	0.00	0.00	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.27)	0.00	0.00	0.00	(0.27)	(0.70)	(0.89)	0.00
Total distributions	(0.03)	(0.05)	(0.40)	0.00	0.00	0.00	(0.29)	(0.70)	(0.89)	0.00
Net asset value, end of period	$ 9.96	$ 8.69	$ 8.06	$ 13.28	$ 9.78	$ 8.53	$ 7.93	$ 13.04	$ 12.26	$ 11.85

Total return +	14.93%	8.55%	(37.34)%	9.03%	14.65%	7.57%	(37.74)%	12.52%	11.48%	7.73%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 166	$ 55	$ 90	$ 187	$ 5,747	$ 4,953	$ 5,069	$ 8,785	$ 6,105	$ 7,582
Ratios of expenses to average net assets:
Before fee waivers^	1.81%	1.97%	2.10%	1.57%	2.56%	2.72%	2.85%	2.32%	2.55%	2.75%
After fee waivers^	1.81%	1.94%	2.10%	1.57%	2.56%	2.69%	2.85%	2.32%	2.50%	2.67%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.05)%	0.65%	0.46%	1.03%	(0.70)%	(0.10)%	(0.29)%	0.28%	(0.27)%	(0.77)%
After fee waivers^	(0.05)%	0.68%	0.46%	1.03%	(0.70)%	(0.07)%	(0.29)%	0.28%	(0.22)%	(0.69)%
Portfolio turnover rate	7%	47%	21%	23%	7%	47%	21%	23%	22%	32% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 9.27	$ 9.14	$ 16.77	$ 21.73	$ 20.02	$ 18.51
Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.08	0.21	0.17	(0.05)	0.12
Net realized and unrealized gain (loss)	3.12	0.23	(6.68)	(0.88)	5.81	1.39
Total income (loss) from investment operations	3.21	0.31	(6.47)	(0.71)	5.76	1.51
Less distributions:
Distributions from net investment income	(0.11)	(0.18)	(0.19)	(0.01)	(0.13)	0.00
Distributions from net realized gains	0.00	0.00	(0.97)	(4.24)	(3.92)	0.00
Total distributions	(0.11)	(0.18)	(1.16)	(4.25)	(4.05)	0.00
Net asset value, end of period	$ 12.37	$ 9.27	$ 9.14	$ 16.77	$ 21.73	$ 20.02

Total return +	34.79%	3.89%	(40.64)%	(4.20)%	34.45%	8.16%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,832	$ 5,542	$ 5,786	$ 10,683	$ 9,619	$ 6,456
Ratios of expenses to average net assets:
Before fee waivers^	2.54%	3.05%	1.85%	1.73%	2.21%	2.51%
After fee waivers^	2.54%	3.02%	1.81%	1.53%	2.15%	2.51%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.67%	1.05%	1.61%	0.75%	(0.30)%	0.75%
After fee waivers^	1.67%	1.08%	1.65%	0.95%	(0.24)%	0.75%
Portfolio turnover rate	91%	221%	99%	90%	131%	97% (1)

	Class A				Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30	October 31,		October 31,	April 30	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 9.27	$ 9.13	$ 16.75	$ 17.65	$ 9.01	$ 8.82	$ 16.20	$ 21.31	$ 19.85	$ 18.51
Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.06	0.20	0.10	0.03	0.01	0.10	(0.01)	(0.23)	(0.04)
Net realized and unrealized gain (loss)	3.14	0.22	(6.69)	(1.00)	3.05	0.22	(6.47)	(0.85)	5.73	1.38
Total income (loss) from investment operations	3.21	0.28	(6.49)	(0.90)	3.08	0.23	(6.37)	(0.86)	5.50	1.34
Less distributions:
Distributions from net investment income	(0.08)	(0.14)	(0.16)	0.00	0.00	(0.04)	(0.04)	(0.01)	(0.12)	0.00
Distributions from net realized gains	0.00	0.00	(0.97)	0.00	0.00	0.00	(0.97)	(4.24)	(3.92)	0.00
Total distributions	(0.08)	(0.14)	(1.13)	0.00	0.00	(0.04)	(1.01)	(4.25)	(4.04)	0.00
Net asset value, end of period	$ 12.40	$ 9.27	$ 9.13	$ 16.75	$ 12.09	$ 9.01	$ 8.82	$ 16.20	$ 21.31	$ 19.85

Total return +	34.77%	3.64%	(40.86)%	(5.09)%	34.18%	2.76%	(41.23)%	(5.15)%	33.15%	7.24%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 41	$ 20	$ 83	$ 186	$ 1,344	$ 943	$ 1,276	$ 2,855	$ 2,069	$ 1,940
Ratios of expenses to average net assets:
Before fee waivers^	2.79%	3.30%	2.10%	1.98%	3.54%	4.05%	2.85%	2.73%	3.21%	3.51%
After fee waivers^	2.79%	3.27%	2.06%	1.78%	3.54%	4.02%	2.81%	2.53%	3.15%	3.51%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.42%	0.80%	1.36%	0.50%	0.67%	0.05%	0.61%	(0.25)%	(1.30)%	(0.25)%
After fee waivers^	1.42%	0.83%	1.40%	0.70%	0.67%	0.08%	0.65%	(0.05)%	(1.24)%	(0.25)%
Portfolio turnover rate	91%	221%	99%	90%	91%	221%	99%	90%	131%	97% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 11.12	$ 8.09	$ 16.40	$ 14.41	$ 13.39	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.05	0.18	0.01	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.74	3.09	(7.71)	2.99	2.99	0.93
Total income (loss) from investment operations	0.80	3.14	(7.53)	3.00	2.94	0.92
Less distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.10)	(0.01)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.68)	(1.00)	(1.92)	0.00
Total distributions	(0.21)	(0.11)	(0.78)	(1.01)	(1.92)	0.00
Net asset value, end of period	$ 11.71	$ 11.12	$ 8.09	$ 16.40	$ 14.41	$ 13.39

Total return +	7.26%	39.44%	(47.93)%	21.70%	24.21%	7.38%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 35,062	$ 31,858	$ 31,369	$ 50,847	$ 26,436	$ 17,728
Ratios of expenses to average net assets:
Before fee waivers^	2.46%	2.63%	1.80%	1.91%	2.19%	2.02%
After fee waivers^	2.46%	2.60%	1.80%	1.91%	2.19%	2.02%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.03%	0.55%	1.45%	0.07%	(0.35)%	(0.12)%
After fee waivers^	1.03%	0.58%	1.45%	0.07%	(0.35)%	(0.12)%
Portfolio turnover rate	54%	173%	149%	55%	62%	135% (1)

		Class A			Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30	October 31,		October 31,	April 30	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 11.13	$ 8.05	$ 16.36	$ 14.62	$ 10.78	$ 7.81	$ 15.90	$ 14.13	$ 13.28	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.03	0.13	(0.02)	0.00	(0.04)	0.05	(0.14)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	0.73	3.10	(7.67)	1.76	0.72	3.01	(7.46)	2.92	2.95	0.94
Total income (loss) from investment operations	0.80	3.13	(7.54)	1.74	0.72	2.97	(7.41)	2.78	2.77	0.81
Less distributions:
Distributions from net investment income	(0.20)	(0.05)	(0.09)	0.00	(0.12)	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.68)	0.00	0.00	0.00	(0.68)	(1.00)	(1.92)	0.00
Total distributions	(0.20)	(0.05)	(0.77)	0.00	(0.12)	0.00	(0.68)	(1.01)	(1.92)	0.00
Net asset value, end of period	$ 11.73	$ 11.13	$ 8.05	$ 16.36	$ 11.38	$ 10.78	$ 7.81	$ 15.90	$ 14.13	$ 13.28

Total return +	7.17%	39.17%	(48.04)%	11.90%	6.72%	38.03%	(48.43)%	20.51%	22.99%	6.49%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 183	$ 57	$ 39	$ 182	$ 6,477	$ 5,766	$ 4,975	$ 10,092	$ 5,721	$ 6,006
Ratios of expenses to average net assets:
Before fee waivers^	2.71%	2.88%	2.05%	2.16%	3.46%	3.63%	2.80%	2.91%	3.19%	3.02%
After fee waivers^	2.71%	2.85%	2.05%	2.16%	3.46%	3.60%	2.80%	2.91%	3.19%	3.02%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.28%	0.30%	1.20%	(0.18)%	0.03%	(0.45)%	0.45%	(0.93)%	(1.35)%	(1.12)%
After fee waivers^	1.28%	0.33%	1.20%	(0.18)%	0.03%	(0.42)%	0.45%	(0.93)%	(1.35)%	(1.12)%
Portfolio turnover rate	54%	173%	149%	55%	54%	173%	149%	55%	62%	135% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 7.94	$ 7.64	$ 12.27	$ 13.18	$ 12.00	$ 12.59
Income (loss) from investment operations:
Net investment income (loss)***	0.02	0.08	0.08	(0.01)	(0.01)	(0.16)
Net realized and unrealized gain (loss)	1.96	0.32	(4.38)	1.34	1.98	(0.43)
Total income (loss) from investment operations	1.98	0.40	(4.30)	1.33	1.97	(0.59)
Less distributions:
Distributions from net investment income	(0.09)	(0.10)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.33)	(2.24)	(0.79)	0.00
Total distributions	(0.09)	(0.10)	(0.33)	(2.24)	(0.79)	0.00
Net asset value, end of period	$ 9.83	$ 7.94	$ 7.64	$ 12.27	$ 13.18	$ 12.00

Total return +	25.03%	5.54%	(35.85)%	10.75%	17.22%	(4.69)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 14,703	$ 13,288	$ 17,630	$ 28,678	$ 18,776	$ 12,757
Ratios of expenses to average net assets:
Before fee waivers^	2.05%	1.48%	1.89%	2.49%	2.05%	2.27%
After fee waivers^	2.05%	1.45%	1.89%	2.34%	1.84%	2.27%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.47%	1.19%	0.84%	(0.20)%	(0.30)%	(1.46)%
After fee waivers^	0.47%	1.22%	0.84%	(0.05)%	(0.08)%	(1.46)%
Portfolio turnover rate	12%	40%	52%	44%	127%	42% (1)

		Class A			Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30	October 31,		October 31,	April 30	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 7.92	$ 7.61	$ 12.25	$ 11.71	$ 7.65	$ 7.32	$ 11.88	$ 12.94	$ 11.90	$ 12.59
Income (loss) from investment operations:
Net investment income (loss)***	0.00	0.07	0.05	(0.03)	(0.02)	0.01	(0.03)	(0.13)	(0.14)	(0.27)
Net realized and unrealized gain (loss)	1.95	0.32	(4.36)	0.57	1.88	0.32	(4.20)	1.31	1.97	(0.42)
Total income (loss) from investment operations	1.95	0.39	(4.31)	0.54	1.86	0.33	(4.23)	1.18	1.83	(0.69)
Less distributions:
Distributions from net investment income	(0.06)	(0.08)	0.00	0.00	(0.01)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.33)	0.00	0.00	0.00	(0.33)	(2.24)	(0.79)	0.00
Total distributions	(0.06)	(0.08)	(0.33)	0.00	(0.01)	0.00	(0.33)	(2.24)	(0.79)	0.00
Net asset value, end of period	$ 9.81	$ 7.92	$ 7.61	$ 12.25	$ 9.50	$ 7.65	$ 7.32	$ 11.88	$ 12.94	$ 11.90

Total return +	24.77%	5.35%	(35.99)%	4.61%	24.33%	4.51%	(36.45)%	9.64%	16.13%	(5.48)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 131	$ 19	$ 30	$ 68	$ 2,390	$ 2,012	$ 2,289	$ 5,059	$ 3,715	$ 4,296
Ratios of expenses to average net assets:
Before fee waivers^	2.30%	1.73%	2.14%	2.74%	3.05%	2.48%	2.89%	3.49%	3.05%	3.27%
After fee waivers^	2.30%	1.70%	2.14%	2.59%	3.05%	2.45%	2.89%	3.34%	2.84%	3.27%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.22%	0.94%	0.59%	(0.45)%	(0.53)%	0.19%	(0.16)%	(1.20)%	(1.30)%	(2.46)%
After fee waivers^	0.22%	0.97%	0.59%	(0.29)%	(0.53)%	0.22%	(0.16)%	(1.05)%	(1.08)%	(2.46)%
Portfolio turnover rate	12%	40%	52%	44%	12%	40%	52%	44%	127%	42% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months						Period
	Ended	Year Ended					Ended
	April 30,	October 31,					October 31,
	2010	2009	2008		2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 3.12	$ 3.16	$ 5.54		$ 4.68	$ 4.97	$ 4.63
Income (loss) from investment operations:
Net investment income (loss)***	0.00	0.01	(0.03)		0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.38	(0.05)	(2.10)		0.98	0.20	0.38
Total income (loss) from investment operations	0.38	(0.04)	(2.13)		0.99	0.19	0.34
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(a)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.25)		(0.13)	(0.48)	0.00
Total distributions	0.00	0.00	(0.25)		(0.13)	(0.48)	0.00
Net asset value, end of period	$ 3.50	$ 3.12	$ 3.16		$ 5.54	$ 4.68	$ 4.97

Total return +	12.29%	(1.27)%	(40.18)%		21.56%	3.90%	7.34%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 30,802	$ 33,199	$ 44,811		$ 66,087	$ 36,325	$ 25,771
Ratios of expenses to average net assets:
Before fee waivers^	1.26%	1.04%	1.77%		1.39%	1.65%	1.82%
After fee waivers^	1.26%	1.01%	1.77%		1.24%	1.36%	1.68%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.05%	0.18%	(0.60)%		0.01%	(0.56)%	(1.00)%
After fee waivers^	0.05%	0.21%	(0.60)%		0.16%	(0.27)%	(0.86)%
Portfolio turnover rate	174%	258%	328%		232%	248%	118% (1)

	Class A					Class C
	Six Months				Period	Six Months						Period
	Ended	Year Ended			Ended	Ended	Year Ended					Ended
	April 30,	October 31,			October 31,	April 30,	October 31,					October 31,
	2010	2009	2008		2007**	2010	2009	2008		2007	2006	2005*
	(Unaudited)					(Unaudited)

Net asset value, beginning of period	$ 3.09	$ 3.14	$ 5.54		$ 4.63	$ 2.96	$ 3.04	$ 5.38		$ 4.59	$ 4.93	$ 4.63
Income (loss) from investment operations:
Net investment income (loss)***	0.00	0.00	(0.04)		0.00	(0.01)	(0.02)	(0.07)		(0.04)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	0.38	(0.05)	(2.11)		0.91	0.36	(0.06)	(2.02)		0.96	0.20	0.38
Total income (loss) from investment operations	0.38	(0.05)	(2.15)		0.91	0.35	(0.08)	(2.09)		0.92	0.14	0.30
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(a)	0.00	0.00	0.00	0.00	(a)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.25)		0.00	0.00	0.00	(0.25)		(0.13)	(0.48)	0.00
Total distributions	0.00	0.00	(0.25)		0.00	0.00	0.00	(0.25)		(0.13)	(0.48)	0.00
Net asset value, end of period	$ 3.47	$ 3.09	$ 3.14		$ 5.54	$ 3.31	$ 2.96	$ 3.04		$ 5.38	$ 4.59	$ 4.93

Total return +	12.30%	(1.59)%	(40.55)%		19.65%	11.82%	(2.63)%	(40.65)%		20.44%	2.83%	6.48%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 162	$ 53	$ 31		$ 293	$ 5,178	$ 5,106	$ 5,923		$ 11,394	$ 6,137	$ 7,849
Ratios of expenses to average net assets:
Before fee waivers^	1.51%	1.29%	2.02%		1.64%	2.26%	2.04%	2.77%		2.39%	2.65%	2.82%
After fee waivers^	1.51%	1.26%	2.02%		1.49%	2.26%	2.01%	2.77%		2.24%	2.36%	2.68%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.20)%	(0.07)%	(0.85)%		(0.24)%	(0.95)%	(0.82)%	(1.60)%		(0.99)%	(1.56)%	(2.00)%
After fee waivers^	(0.20)%	(0.04)%	(0.85)%		(0.09)%	(0.95)%	(0.79)%	(1.60)%		(0.84)%	(1.27)%	(1.86)%
Portfolio turnover rate	174%	258%	328%		232%	174%	258%	328%		232%	248%	118% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30,	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 11.02	$ 9.34	$ 16.50	$ 13.62	$ 15.60	$ 14.81
Income (loss) from investment operations:
Net investment loss***	(0.13)	(0.17)	(0.20)	(0.13)	(0.20)	(0.25)
Net realized and unrealized gain (loss)	2.90	1.85	(5.48)	3.44	1.45	1.04
Total income (loss) from investment operations	2.77	1.68	(5.68)	3.31	1.25	0.79
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(1.48)	(0.43)	(3.23)	0.00
Total distributions	0.00	0.00	(1.48)	(0.43)	(3.23)	0.00
Net asset value, end of period	$ 13.79	$ 11.02	$ 9.34	$ 16.50	$ 13.62	$ 15.60

Total return +	25.14%	17.99%	(37.74)%	24.92%	8.42%	5.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,505	$ 14,217	$ 18,649	$ 31,562	$ 20,381	$ 14,651
Ratios of expenses to average net assets:
Before fee waivers^	2.27%	2.35%	2.03%	1.43%	1.82%	2.10%
After fee waivers^	2.27%	2.32%	2.03%	1.43%	1.82%	2.10%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(2.00)%	(1.82)%	(1.51)%	(0.86)%	(1.39)%	(1.85)%
After fee waivers^	(2.00)%	(1.79)%	(1.51)%	(0.86)%	(1.39)%	(1.85)%
Portfolio turnover rate	67%	214%	250%	214%	237%	197% (1)

	Class A				Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30,	October 31,		October 31,	April 30,	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 10.96	$ 9.31	$ 16.49	$ 13.70	$ 10.44	$ 8.94	$ 16.00	$ 13.34	$ 15.47	$ 14.81
Income (loss) from investment operations:
Net investment loss***	(0.14)	(0.20)	(0.26)	(0.14)	(0.18)	(0.25)	(0.32)	(0.27)	(0.34)	(0.38)
Net realized and unrealized gain (loss)	2.87	1.85	(5.44)	2.93	2.74	1.75	(5.26)	3.36	1.44	1.04
Total income (loss) from investment operations	2.73	1.65	(5.70)	2.79	2.56	1.50	(5.58)	3.09	1.10	0.66
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(1.48)	0.00	0.00	0.00	(1.48)	(0.43)	(3.23)	0.00
Total distributions	0.00	0.00	(1.48)	0.00	0.00	0.00	(1.48)	(0.43)	(3.23)	0.00
Net asset value, end of period	$ 13.69	$ 10.96	$ 9.31	$ 16.49	$ 13.00	$ 10.44	$ 8.94	$ 16.00	$ 13.34	$ 15.47

Total return +	24.91%	17.72%	(37.89)%	20.36%	24.52%	16.78%	(38.34)%	23.77%	7.33%	4.46%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 351	$ 149	$ 24	$ 207	$ 3,629	$ 3,041	$ 3,192	$ 6,305	$ 3,899	$ 4,575
Ratios of expenses to average net assets:
Before fee waivers^	2.52%	2.60%	2.28%	1.68%	3.27%	3.35%	3.03%	2.43%	2.82%	3.10%
After fee waivers^	2.52%	2.57%	2.28%	1.68%	3.27%	3.32%	3.03%	2.43%	2.82%	3.10%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(2.25)%	(2.07)%	(1.76)%	(1.11)%	(3.00)%	(2.82)%	(2.51)%	(1.86)%	(2.39)%	(2.85)%
After fee waivers^	(2.25)%	(2.04)%	(1.76)%	(1.11)%	(3.00)%	(2.79)%	(2.51)%	(1.86)%	(2.39)%	(2.85)%
Portfolio turnover rate	67%	214%	250%	214%	67%	214%	250%	214%	237%	197% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months					Period
	Ended	Year Ended				Ended
	April 30	October 31,				October 31,
	2010	2009	2008	2007	2006	2005*
	(Unaudited)

Net asset value, beginning of period	$ 13.41	$ 7.32	$ 24.83	$ 19.07	$ 17.03	$ 13.93
Income (loss) from investment operations:
Net investment income (loss)***	(0.09)	(0.08)	0.03	(0.06)	0.00	0.00
Net realized and unrealized gain (loss)	1.09	6.28	(12.90)	9.31	5.17	3.10
Total income (loss) from investment operations	1.00	6.20	(12.87)	9.25	5.17	3.10
Less distributions:
Distributions from net investment income	(0.28)	0.00	(0.14)	(0.35)	(0.20)	0.00
Distributions from net realized gains	0.00	(0.11)	(4.50)	(3.14)	(2.93)	0.00
Total distributions	(0.28)	(0.11)	(4.64)	(3.49)	(3.13)	0.00
Net asset value, end of period	$ 14.13	$ 13.41	$ 7.32	$ 24.83	$ 19.07	$ 17.03

Total return +	7.52%	86.15%	(62.85)%	55.66%	34.20%	22.25%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 12,820	$ 10,999	$ 9,466	$ 23,492	$ 14,320	$ 9,898
Ratios of expenses to average net assets:
Before fee waivers^	2.14%	2.45%	1.70%	2.58%	2.37%	2.94%
After fee waivers^	2.14%	2.42%	1.63%	2.28%	2.27%	2.94%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(1.24)%	(0.91)%	0.14%	(0.57)%	(0.11)%	0.03%
After fee waivers^	(1.24)%	(0.88)%	0.21%	(0.27)%	(0.01)%	0.03%
Portfolio turnover rate	148%	63%	84%	92%	73%	65% (1)

	Class A				Class C
	Six Months			Period	Six Months					Period
	Ended	Year Ended		Ended	Ended	Year Ended				Ended
	April 30	October 31,		October 31,	April 30	October 31,				October 31,
	2010	2009	2008	2007**	2010	2009	2008	2007	2006	2005*
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 13.28	$ 7.27	$ 24.79	$ 17.97	$ 13.06	$ 7.20	$ 24.56	$ 18.95	$ 16.90	$ 13.93
Income (loss) from investment operations:
Net investment loss***	(0.10)	(0.12)	(0.01)	(0.09)	(0.15)	(0.17)	(0.12)	(0.26)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	1.07	6.24	(12.84)	6.91	1.05	6.14	(12.74)	9.24	5.17	3.11
Total income (loss) from investment operations	0.97	6.12	(12.85)	6.82	0.90	5.97	(12.86)	8.98	4.98	2.97
Less distributions:
Distributions from net investment income	(0.28)	0.00	(0.17)	0.00	(0.17)	0.00	0.00	(0.23)	0.00	0.00
Distributions from net realized gains	0.00	(0.11)	(4.50)	0.00	0.00	(0.11)	(4.50)	(3.14)	(2.93)	0.00
Total distributions	(0.28)	(0.11)	(4.67)	0.00	(0.17)	(0.11)	(4.50)	(3.37)	(2.93)	0.00
Net asset value, end of period	$ 13.97	$ 13.28	$ 7.27	$ 24.79	$ 13.79	$ 13.06	$ 7.20	$ 24.56	$ 18.95	$ 16.90

Total return +	7.40%	85.64%	(62.96)%	37.95%	6.95%	84.37%	(63.22)%	54.16%	32.91%	21.32%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,390	$ 635	$ 86	$ 350	$ 2,535	$ 2,169	$ 1,444	$ 4,318	$ 2,212	$ 2,519
Ratios of expenses to average net assets:
Before fee waivers^	2.39%	2.70%	1.95%	2.83%	3.14%	3.45%	2.70%	3.58%	3.37%	3.94%
After fee waivers^	2.39%	2.67%	1.88%	2.53%	3.14%	3.42%	2.63%	3.28%	3.27%	3.94%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.49)%	(1.16)%	(0.11)%	(0.82)%	(2.24)%	(1.91)%	(0.86)%	(1.57)%	(1.11)%	(0.97)%
After fee waivers^	(1.49)%	(1.13)%	(0.04)%	(0.52)%	(2.24)%	(1.88)%	(0.79)%	(1.27)%	(1.01)%	(0.97)%
Portfolio turnover rate	148%	63%	84%	92%	148%	63%	84%	92%	73%	65% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2010

1.

ORGANIZATION

Each of the Dunham Funds (the “Funds”) is a series of Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were series of AdvisorOne Funds, also a Delaware Business Trust.  The Dunham Funds currently consist of eleven funds: Corporate/Government Bond Fund; High-Yield Bond Fund; Monthly Distribution Fund; Appreciation & Income Fund; Large Cap Value Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Large Cap Growth Fund; Small Cap Growth Fund and Emerging Markets Stock Fund.  The Monthly Distribution Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond High-Yield Bond Monthly Distribution	Current income and capital appreciation High level of current income Positive returns in rising and falling market environments
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value	Total return from capital appreciation and dividends
Real Estate Stock	Total return from capital appreciation and dividends
International Stock	Total return from capital appreciation and dividends
Small Cap Value	Total return from capital appreciation and income
Large Cap Growth	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of High-Yield Bond and Monthly Distribution, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution commenced operations on January 3, 2007. Monthly Distributions Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets began using fair value market prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$ -	$ 37,941,566	$ -	$ 37,941,566
Mortgage Backed Securities	-	6,637,175	-	6,637,175
U.S. Government Agencies	-	37,792,635	-	37,792,635
Total	$ -	$ 82,371,376	$ -	$ 82,371,376

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$ 65,003,286	$ -	$ 65,003,286
Preferred Stock	1,000,790	-	-	1,000,790
Total	$ 1,000,790	$ 65,003,286	$ -	$ 66,004,076

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 41,238,762	$ -	$ -	$ 41,238,762
Exchange Traded Funds	1,442,902	-	-	1,442,902
Preferred Stocks	11,743,999			11,743,999
Corporate Bonds	-	6,452,083	-	6,452,083
Purchased Put Options	83,700	-	-	83,700
Total	54,509,363	6,452,083	-	60,961,446
Liabilities
Written Call Options	1,405,848	-	-	1,405,848
Securities Sold Short	11,044,743	-	-	11,044,743
Total	$ 12,450,591	$ 12,904,166	$ -	$ 12,450,591

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,066,994	$ -	$ -	$ 12,066,994
Preferred Stock	1,727,049	-	-	1,727,049
Convertible Bonds	-	11,673,388	-	11,673,388
Total	$ 13,794,043	$ 11,673,388	$ -	$ 25,467,431

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 36,964,168	$ -	$ -	$ 36,964,168
Total	$ 36,964,168	$ -	$ -	$ 36,964,168

Real Estate

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,870,840	$ -	$ -	$ 8,870,840
Exchange Traded Funds	57,450	-	-	57,450
Total	$ 8,928,290	$ -	$ -	$ 8,928,290

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,720,981	$ 35,480,428	$ -	$ 40,201,409
Forward Currency Contracts	166,458		-	166,458
Total	4,887,439	35,480,428	-	40,367,867
Liabilities
Forward Currency Contracts	104,668	-	-	104,668
Total	$ 104,668	$ -	$ -	$ 104,668

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 16,480,471	$ -	$ -	$ 16,480,471
Total	$ 16,480,471	$ -	$ -	$ 16,480,471

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 34,032,173	$ -	$ -	$ 34,032,173
Total	$ 34,032,173	$ -	$ -	$ 34,032,173

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 18,596,470	$ -	$ -	$ 18,596,470
Total	$ 18,596,470	$ -	$ -	$ 18,596,470

Emerging Markets

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,475,867	$ 9,862,137	$ -	$ 14,338,004
Warrants	-	1,497,297	-	1,497,297
Total	$ 4,475,867	$ 11,359,434	$ -	$ 15,835,301

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the six months ended April 30, 2010, International Stock Fund and Emerging Markets Stock Fund had $96,560 of net realized gains and $83,941 of net realized losses, respectively, on forward currency contracts.  At April 30, 2010, net unrealized gains on open forward currency contracts for International Stock Fund and Emerging Markets Stock Fund amounted to $61,790, and $0, respectively.

d. Options – Monthly Distribution Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).  For the six months ended April 30, 2010, Monthly Distribution Fund had net realized gains of $267,392 resulting from option activity.

e. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

f. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

g. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

h. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2006 to 2008 and the year ended October 31, 2009 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

i. Distributions to Shareholders – It is each Funds’ policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, High-Yield Bond, and Monthly Distribution Fund, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

j. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee”.  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%
Monthly Distribution Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Appreciation & Income Fund	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%
Real Estate Stock Fund	0.65% – 1.45%	0.65%	0.00% - 0.80%
International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value Fund	0.65% – 1.75%	0.65%	0.00% - 1.10%
Large Cap Growth Fund	0.75% – 1.55%	0.65%	0.10% - 0.90%
Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock Fund	0.75% – 1.75%	0.65%	0.10% - 1.10%

Each Fund’s Sub-Advisory Fulcrum Fee will be calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).   Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first twelve months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial twelve months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling twelve-month period.  All Funds, with the exception of Emerging Markets Stock, are calculating Performance Fees on a rolling twelve-month basis as of April 30, 2010.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the sub-adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum

Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	SCM Advisors LLC	Barclays Aggregate Bond	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	Merrill Lynch High-Yield Cash Pay.	0.50%	+/- 0.20%	0.20%	0.80%
Monthly Distribution	Westchester Capital Management, Inc.	IQ Hedge Market Neutral Beta Index**	0.50%	+/- 0.15%	0.00%	1.00%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value	0.43%	+/- 1.50%	0.00%	0.86%
Real Estate Stock	Ten Asset Management, Inc.	DJ Wilshire Real Estate Securities	0.40%	+/- 0.20%	0.00%	0.80%
International Stock	Arrrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value	0.55%	+/- 0.25%	0.00%	1.10%
Large Cap Growth	Rigel Capital, LLC	Russell 1000 Growth	0.50%	+/- 0.25%	0.10%**	0.90%**
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc..	MSCI Emerging Markets	0.60%	+/- 0.30%	0.10%	1.10%

                     **Prior to November 1, 2009, the Monthly Distribution Fund used the CBOE S&P 500 Buy/Write Index as the benchmark.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

Pursuant to the terms of a Custody Administration Agreement, the Monthly Distribution Fund pays GFS a monthly fee of $300.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and incidental fees.  For the six months ended April 30, 2010, GemCom received $41,940 for providing such services.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer – Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee of $69,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  The total expenses incurred by each Fund for CCO services are disclosed in the Statement of Operations.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $2,500 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2010 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sale of U.S. Government Securities
Corporate/Government Bond	$31,351,956	$25,776,415	$33,615,712	$32,645,913
High-Yield Bond Monthly Distribution	27,432,879 109,975,039	27,133,166 75,247,724	- -	- -
Appreciation & Income	6,803,030	9,748,861	-	-
Large Cap Value	2,392,625	4,838,119	-	-
Real Estate Stock	6,695,597	6,359,202	-	-
International Stock	21,422,208	20,281,865	-	-
Small Cap Value	1,895,844	4,317,616	-	-
Large Cap Growth	61,885,667	70,274,571	-	-
Small Cap Growth	12,027,264	14,697,374	-	-
Emerging Markets Stock	22,307,062	20,531,337	-	-

Transactions in option contracts written for the Monthly Distribution Fund during the six months ended April 30, 2010 were as follows:

	Contracts	Premium
Outstanding at October 31, 2009	6,501	$ 1,191,130
Options written during period	31,946	6,519,752
Options exercised during period	(16,599)	(3,587,891)
Options expired during period	(4,487)	(544,591)
Options closed during period	(5,591)	(2,057,345)
Outstanding at April 30, 2010	11,770	$ 1,521,055

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for financial reporting purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2010, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation**
Corporate/Government Bond	$ 78,545,306	$ 3,860,318	$ (34,257)	$ 3,826,061
High-Yield Bond	60,581,268	5,452,381	(29,573)	5,422,808
Monthly Distribution	59,937,048	2,419,326	(1,394,928)	1,024,398
Appreciation & Income	22,699,890	3,113,082	(345,541)	2,767,541
Large Cap Value	29,246,422	8,854,255	(1,136,509)	7,717,746
Real Estate Stock	6,593,686	2,371,012	(36,408)	2,334,604
International Stock	36,668,248	6,038,647	(2,505,487)	3,533,160
Small Cap Value	12,624,735	4,095,478	(239,742)	3,855,736
Large Cap Growth	30,360,304	3,819,168	(147,299)	3,671,869
Small Cap Growth	14,344,799	4,510,070	(258,399)	4,251,671
Emerging Markets Stock	13,538,123	2,390,732	(93,554)	2,297,178

   **Excludes Unrealized on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

6.

FOREIGN CURRENCY CONTRACTS

At April 30, 2010 International Stock Fund had the following open forward currency contracts:

International Stock Fund:				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Buy:
Euro	5/3/10	119,302	$ 158,745	$ 1,302
Swiss Franc	5/3/10	7,231	6,717	59
Turkish Lira	5/3/10	13,178	8,873	(16)
Euro	5/4/10	21,551	28,677	219
Swiss Franc	5/4/10	9,583	8,901	46
Turkish Lira	5/4/10	13,400	9,021	20
Euro	5/5/10	1,908	2,539	1
Japanese Yen	5/6/10	3,003,240	31,860	(69)
Australian Dollar	6/17/10	2,277,579	2,107,597	49,418
British Pound	6/17/10	247,708	379,165	5,483
Canadian Dollar	6/17/10	3,340,805	3,301,574	41,456
Danish Krona	6/17/10	4,282	765	(15)
Hong Kong Dollar	6/17/10	1,823,978	235,039	(104)
Japanese Yen	6/17/10	112,756,802	1,196,712	(55,144)
Norwegian Krona	6/17/10	2,451,353	414,514	197
Singapore Dollar	6/17/10	912,711	666,043	(502)
Swedish Krona	6/17/10	12,485,056	1,725,881	(15,339)
Swiss Franc	6/17/10	3,658,085	3,399,587	(14,978)
				$ 12,034

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

7.

SHARES OF BENEFICIAL INTEREST

At April 30, 2010, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2010 and year ended October 31, 2009:

Six Months Ended April 30, 2010:

	Class N Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	951,610	114,431	(625,831)	440,210	43,453.687	546	(28,751)	15,249
High-Yield Bond	1,032,667	210,770	(1,087,960)	155,477	107,222	17,907	(159,857)	(34,728)
Monthly Distribution	214,206	7,286	(54,097)	167,395	40,768	6,873	(118,507)	(70,866)
Appreciation & Income	96,816	39,271	(463,559)	(327,472)	95,924	3,989	(85,547)	14,366
Large Cap Value	260,766	17,556	(424,780)	(146,458)	10,383	17	-	10,400
Real Estate Stock	113,090	5,731	(83,644)	35,177	1,502	16	(391)	1,127
International Stock	402,643	50,542	(325,331)	127,854	10,878	87	(486)	10,479
Small Cap Value	81,265	15,892	(274,050)	(176,893)	10,918	18	-	10,936
Large Cap Growth	382,120	9,874	(2,236,950)	(1,844,956)	29,379	-	-	29,379
Small Cap Growth	50,516	-	(215,376)	(164,860)	11,979	-	-	11,979
Emerging Markets Stock	223,561	16,204	(152,847)	86,918	90,008	1792	(40,205)	51,595

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	84,658	18,830	(83,774)	19,714
High-Yield Bond	75,751	28,878	(109,589)	(4,960)
Monthly Distribution	72,377	8,621	(128,313)	(47,315)
Appreciation & Income	26,638	2,978	(42,306)	(12,690)
Large Cap Value	43,180	-	(35,828)	7,352
Real Estate Stock	13,340	-	(6,813)	6,527
International Stock	56,383	5765	(28,113)	34,035
Small Cap Value	14,919	311	(26,612)	(11,382)
Large Cap Growth	88,802	-	(248,527)	(159,725)
Small Cap Growth	16,135	-	(28,062)	(11,927)
Emerging Markets Stock	24,486	2,133	(8,982)	17,637

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

Year Ended October 31, 2009:

	Class N Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1,665,744	185,385	(2,922,425)	(1,071,296)	15,578	467	(15,982)	63
High-Yield Bond	2,225,713	454,862	(2,705,943)	(25,368)	724,430	36,161	(413,600)	346,991
Monthly Distribution	585,022	10,781	(116,819)	478,984	64,989	34,884	(385,046)	(285,173)
Appreciation & Income	422,870	58,847	(2,009,931)	(1,528,214)	348,735	280	(98,452)	250,563
Large Cap Value	1,141,307	43,654	(1,786,318)	(601,357)	959	76	(5,942)	(4,907)
Real Estate Stock	580,660	15,085	(631,076)	(35,331)	108	180	(7,246)	(6,958)
International Stock	608,929	53,510	(1,673,861)	(1,011,422)	3,846	32	(3,626)	252
Small Cap Value	331,782	34,726	(1,000,272)	(633,764)	1,358	49	(2,937)	(1,530)
Large Cap Growth	2,265,048	-	(5,778,358)	(3,513,310)	13,040	-	(5,506)	7,534
Small Cap Growth	327,880	-	(1,033,919)	(706,039)	15,336	-	(4,329)	11,007
Emerging Markets Stock	312,879	20,515	(806,492)	(473,098)	38,909	170	(3,074)	36,005

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	210,691	28,145	(335,760)	(96,924)
High-Yield Bond	607,439	47,069	(891,094)	(236,586)
Monthly Distribution	100,059	37,755	(388,345)	(250,531)
Appreciation & Income	54,790	-	(225,610)	(170,820)
Large Cap Value	140,522	-	(199,440)	(58,918)
Real Estate Stock	79,560	815	(120,499)	(40,124)
International Stock	94,741	-	(196,831)	(102,090)
Small Cap Value	58,244	-	(107,851)	(49,607)
Large Cap Growth	412,426	-	(639,333)	(226,907)
Small Cap Growth	60,166	-	(125,820)	(65,654)
Emerging Markets Stock	55,705	3,328	(93,493)	(34,460)

8.

FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of October 31, 2009, permanent book and tax differences, resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, passive foreign investment companies, net operating losses, limitations on capital loss carryforwards acquired in fund mergers and security paydown gains and losses were identified and reclassified among the components of the Fund’s net assets as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

Fund	Paid in Capital	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Loss on Investments and Foreign Currency Transactions
Corporate/Government Bond	$ -	$ 76,201	$ (76,201)
High-Yield Bond	-	-	-
Monthly Distribution	(339,201)	338,892	309
Appreciation & Income	-	8,668	(8,668)
Large Cap Value	-	-	-
Real Estate Stock	-	-	-
International Stock	-	31,100	(31,100)
Small Cap Value	(104)	102	2
Large Cap Growth	-	-	-
Small Cap Growth	(372,246)	372,246	-
Emerging Markets Stock	-	(57,195)	57,195

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	Year Ended October 31, 2009
Fund	Ordinary Income	Capital Gain	Return of Capital	Total	Ordinary Income	Capital Gain	Return of Capital	Total
Corporate/Government Bond	$ 2,923,655	$ -	$ -	$ 2,923,655	$ 3,547,209	$ 121,394	$ -	$ 3,668,603
High-Yield Bond	4,551,725	-	-	4,551,725	4,597,702	-	-	4,597,702
Monthly Distribution*	2,043,917	-	1,657,483	3,701,400	254,987	-	1,402,141	1,657,128
Appreciation & Income	333,130	-	-	333,130	1,073,205	1,493,566	1,253,236	3,820,007
Large Cap Value	322,290	-	-	322,290	696,593	995,575	-	1,692,168
Real Estate Stock	116,640	-	-	116,640	274,494	641,009	-	915,503
International Stock	418,699	-	-	418,699	1,686,531	1,257,061	-	2,943,592
Small Cap Value	229,518	-	-	229,518	786,021	142,945	-	928,966
Large Cap Growth	-	-	-	-	2,972,701	753,202	-	3,725,903
Small Cap Growth	-	-	-	-	1,962,969	1,477,498	-	3,440,467
Emerging Markets Stock	-	158,183	-	158,183	1,270,395	4,390,383	-	5,660,778

* For the ten months ended October 31, 2008.

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)	Total Accumulated Earnings/ (Deficits)
Corporate/Government Bond	$ 387,394	$ -	$ -	$ 3,232,003	$ 3,619,397	$ 387,394
High-Yield Bond	23,113	-	(13,521,930)	3,653,112	(9,845,705)	-
Monthly Distribution	-	-	(30,215,597)	796,729	(29,418,868)	-
Appreciation & Income	242,365	-	(5,827,349)	1,042,276	(4,542,708)	(4,516,103)
Large Cap Value	148,598	-	(10,859,437)	2,141,240	(8,569,599)	(8,569,599)
Real Estate Stock	61,536	-	(4,016,945)	839,993	(3,115,416)	(3,115,416)
International Stock	651,438	-	(14,673,153)	2,249,275	(11,772,440)	(11,772,440)
Small Cap Value	108,369	-	(8,154,963)	(535,993)	(8,582,587)	-
Large Cap Growth	33,392	-	(26,472,572)	3,256,062	(23,183,118)	-
Small Cap Growth	-	-	(7,356,689)	2,796,186	(4,560,503)	-
Emerging Markets Stock	277,140	-	(5,090,908)	2,747,933	(2,065,835)	(2,065,835)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2010

At October 31, 2009, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,
Fund	2013	2014	2015	2016	2017	Total
Corporate/Government Bond	$ -	$ -	$ -	$ -	$ -	$ -
High-Yield Bond	5,832	209,429	765,490	6,660,717	5,880,462	13,521,930
Monthly Distribution*	-	-	23,602,558	-	6,613,039	30,215,597
Appreciation & Income	-	-	-	2,386,757	3,440,592	5,827,349
Large Cap Value	-	-	-	4,893,080	5,966,357	10,859,437
Real Estate Stock	-	-	-	1,934,394	2,082,551	4,016,945
International Stock	-	-	-	5,689,999	8,983,154	14,673,153
Small Cap Value	-	-	-	1,417,439	6,737,524	8,154,963
Large Cap Growth	-	-	-	11,971,790	14,500,782	26,472,572
Small Cap Growth	-	-	-	3,029,858	4,326,831	7,356,689
Emerging Markets Stock	-	-	-	-	5,090,908	5,090,908

*For the Monthly Distribution Fund, $8,245,812, $7,301,706 and $4,683,246 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next six years.  These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund respectively, under tax rules.
9.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

10.

SUBSEQUENT EVENTS

Effective May 3, 2010, the Dunham Loss Averse Growth Fund commenced operations.  The investment objective of the Fund is capital appreciation with capital preservation during market downturns as a secondary goal.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF SUB-ADVISORY AGREEMENT

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on December 8, 2009, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory (“Investment Advisory Agreement”) and  sub-advisory agreements (the “Sub-Advisory Agreements”) among the Trust, Dunham & Associates Investment Counsel (“DAIC”) and the following Sub-Advisers for the indicated Funds: (i)  Appreciation & Income with Calamos Advisors LLC; (ii) Large Cap Value with C.S. McKee, LP; (iii) Small Cap Value with Denver Investment Advisors LLC; (iv) International Stock with Arrowstreet Capital, Limited Partnership; (v) High-Yield Bond with PENN Capital Management Co., Inc; (vi) Small Cap Growth with Pier Capital, LLC; (vii) Large Cap Growth with Rigel Capital, LLC;  (viii) Corporate/Government Bond with SCM Advisors LLC, (ix) Real Estate Stock with Ten Asset Management, Inc; and (x) Monthly Distribution with Westchester Capital Management, Inc.

The Board deliberations included a consideration of the following:

Trustees reviewed information related to the proposed renewal of the advisory agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.

As to the nature, extent and quality of services to be provided, the Board reviewed a copy of the Adviser’s Form ADV and discussed the qualifications of DAIC’s key personnel, the experience of DAIC managing mutual funds, its compliance infrastructure and policies. The Board then reviewed the capitalization of the Adviser based on financial statements provided by the Adviser in the Board materials. The Trustees each concluded they were satisfied with the nature, extent and quality of the services provided to the Funds by DAIC.

As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed each Fund’s advisory fees and overall expenses compared to peer groups of similarly managed funds.  The Trustees discussed the underwriting and 12b-1 fees paid to DAIC.  The Trustees also reviewed an analysis of profitability provided by the Adviser.  The Trustees concluded that although the advisory fees are on the high end of a range of peer group fees, based on other services provided and the performance of the Funds, that the fees were reasonable and that profits from its relationship with the Funds were not excessive.

As to the extent to which each Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of each Fund, Mr. Dunham’s expectations for growth of the Funds, and concluded that any material economies of scale would not be achieved in the near term.

As to the investment performance of each Fund, the Trustees reviewed and discussed the performance of each Fund.  They concluded that the Adviser, through its sub-advisers, had provided an acceptable level of investment return to shareholders.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Investment Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the Investment Advisory Agreement are fair and reasonable; (b) the Investment Advisory Agreement is in the best interests of each Fund and its shareholders; and (c) that the advisory fee was for services different than those provided by any underlying fund’s sub-adviser and not duplicative.

The Trustees then reviewed information received related to the Sub-Advisory Agreements, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) each sub-adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.

As to the investment performance of each sub-adviser, the Board reviewed the performance of each Fund (as measured by the performance of Class N shares) compared to a broad-based securities market index, over the past one-year, three-year and since-inception periods.  They also reviewed the performance for each Fund.  Overall, the Board concluded that the performance of the Funds ranged from acceptable to very good relative to each Fund’s index.

As to the nature, quality and extent of the services provided by the sub-advisers, the Board noted the experience of the portfolio management and research personnel of each sub-adviser, including their experience in the investment field, education and industry credentials.  Where applicable, the Board discussed the results of recent SEC examinations and the sub-advisers’ response to the SEC, and the Board was satisfied with each response.  The Board also discussed litigation matters disclosed in the materials provided.   The Board then discussed the financial condition of each sub-adviser and reviewed financial statements provided by some of the sub-advisers.   The Board noted the absence of Arrowstreet Capital, Limited Partnership’s financial statements, but concluded that with over $15 billion in assets under management, the firm appears to have sufficient resources. The Board also reviewed the presentation materials prepared by the sub-advisers describing their investment process.  The Board also discussed each sub-adviser’s compliance structure and broker selection process. It was the consensus of the Trustees; each sub-adviser continues to have adequate experience and expertise to manage the Fund for which it acts as sub-adviser in a manner acceptable to the Board.

As to the cost of the services to be provided and the profits realized by each sub-adviser, the Board considered the base fee paid to each when the performance of the Fund is equal to that of its Index.  The Trustees also discussed at length the operation of the performance fee and the impact on fees and expenses based on various performance results.  Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each sub-adviser to other accounts.  The Board also compared each Fund’s fees and total expense ratio with those of a peer group of funds, discussed at length how each Fund compared, and concluded that the sub-advisory fees where within a reasonable range, particularly in light of the relatively small size of each Fund.

The Board then considered the potential fee adjustments to be made to each Fund’s base fee based on performance. The Trustees agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the base fee had been calculated daily during the first twelve months, based on the average net assets of the Funds from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant index.  The Trustees further agreed that the method by which the performance fee is calculated under the agreements ensures that any significant fee adjustments are attributable to sub-adviser’s skill or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the base fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund has received and continues to expect to receive from the sub-adviser and the level of fees paid by other accounts managed by the sub-adviser.

As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each sub-adviser based on the Funds’ current assets, and noted that payments above the base fee are dependent on the sub-adviser's performance relative to the applicable index.  The sub-advisers will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to each Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by each sub-adviser, the Trustees reviewed financial statements and profitability analysis of the sub-advisers that provided this information.  The Board evaluated the profitability of Westchester Capital Management, Inc. based on the income and expense data provided by the firm.  The Board noted that Arrowstreet Capital, Limited Partnership did not provide profitability analysis.   The Board concluded that they were not overly concerned that Arrowstreet Capital, Limited Partnership did not provide a profitability analysis because the fee being charged by this sub-adviser is reasonable, and they do not need to see profitability analysis at this point. The Board noted that the fee charged by several sub-advisers was lower than the firm’s standard fees and therefore the Fund is likely a less profitable relationship than other clients.  With respect to those sub-advisers who provided financial and profitability analysis, the Board concluded that in light of the alignment of interests between the sub-advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and that each sub-adviser would not reap excessive profits from its relationship with the Fund.  They agreed that profitability did not appear to be excessive.

As to economics of scale, the Trustees noted that the Sub-Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the sub-advisers to share their economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that each Fund had not yet reached an asset level where the sub-adviser could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreements. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreements are fair and reasonable.  They further concluded that, with respect to each Sub-Advisory Agreement, the Sub-Adviser’s fees, although on the high side of a range of peer group fees, are reasonable in light of the services that it provides to each Fund, and the index selected for performance measurement was appropriate and none of the sub-adviser’s profits would be excessive. It also was noted that no Fund’s assets were anticipated to be substantial enough to generate economies of scale or result in excess profitability to a sub-adviser.  They concluded that the performance of each Fund was acceptable.

Counsel to the Trust stated that when there is a change of control the sub-adviser must notify the Adviser in advance and that under the conditions of an exemptive order from the SEC (“Order”) that the Trust received, and the Board must provide notice to shareholders within 90 days of approving a new sub-advisory agreement or implementing any material change in a sub-advisory agreement.  Counsel noted that, with respect to Pier Capital LLC (“Pier Capital”), Mr. Vinay Ved and Mr. Parsons shared primary responsibility as portfolio managers until December 31, 2008 when Mr. Ved left the firm and sold his ownership. Mr. Jan E. Parsons has been the sole portfolio manager, primarily responsible for the day-to-day management of the Fund, since December 31, 2008. Counsel informed the Board that the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Counsel reported that the definition of “assignment” includes a "change in control" of a sub-adviser and that the sub-advisory agreement could be deemed to have automatically terminated on December 31, 2008, when the sub-adviser's ownership interests changed.

 After further discussion the Board agreed to approve the renewal as a new Sub-Advisory Agreement under the presumption that the prior sub-advisory agreement with Pier Capital automatically terminated on December 31, 2008. Counsel noted that the new sub-advisory agreement would then have taken effect as of January 1, 2009.

As to the investment performance of Pier Capital, the Board noted that the Fund (as measured by the performance of Class N shares) had outperformed its broad-based securities market index, the Russell 2000 Growth Index, over the past one-year, three-year and since-inception periods.  They also reviewed performance information for Pier Capital's small cap growth composite.  Overall, the Board concluded that the performance of the Fund was very good relative to the index for the periods noted.

As to the nature, quality and extent of the services provided by the sub-adviser, the Board noted the experience of the portfolio management and research personnel of Pier Capital, including their experience in the investment field, education and industry credentials.  The Board then reviewed the capitalization of the sub-adviser based on unaudited financial statements provided by the sub-adviser in the Board materials and concluded that the sub-adviser was sufficiently well capitalized to meet its obligations to the Fund.  The Board also reviewed the presentation materials prepared by the sub-adviser detailing its investment process.  The Board also discussed the sub-adviser’s compliance structure and broker selection process and determined that, despite the sub-adviser's failure to recognize the impact of the change in ownership on the status of the sub-advisory agreement, the sub-adviser continues to have adequate experience and expertise to manage the Fund in a manner acceptable to the Board.

As to the cost of the services to be provided and the profits to be realized by the sub-adviser, the Board considered the base fee to be paid to Pier Capital when the performance of the Fund was equal to that of the Index.  The Trustees also discussed at length the operation of the performance fee and the impact on fees and expenses based on various performance results.  The Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by Pier Capital to other accounts.  The Board also compared Fund’s expected advisory fees and total expense ratio under the Sub-Advisory Agreement with those of a peer group of small cap funds and concluded that the expected sub-advisory fees where within a reasonable range.

The Board then considered the potential fee adjustments to be made to the Fund’s base fee based on performance. The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the base fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N shares) to the index from inception of the Sub-Advisory Agreement to date.  The Trustees further agreed that the method by which the performance fee is calculated under the Agreement would ensure that any significant fee adjustments were attributable to Pier Capital's skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the base fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund has received and continues to expect to receive from Pier Capital and the level of fees paid by other accounts managed by Pier Capital.

As to profitability, the Trustees discussed the total fees expected to be paid to Pier Capital based on the Fund’s current assets, and noted that payments above the 0.50% base fee will be dependant on the sub-adviser's performance relative to the Fund's index.  The sub-adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the new sub-advisory agreement.  As to the costs of the services to be provided, and profits to be realized by the sub-adviser, the Trustees reviewed Pier Capital’s financial statements.  Especially in light of the alignment of interests between the sub-adviser and shareholders created by the performance-based fulcrum fee arrangement, the Trustees concluded that the fee arrangement is reasonable and that the sub-adviser would not reap excessive profits from its relationship with the Fund.  They agreed that profitability did not appear to be excessive.

As to economics of scale, the Trustees noted that the new sub-advisory agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Pier Capital to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets, however, the Trustees recognized that the Fund had not yet reached an asset level where Pier Capital could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the new sub-advisory agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the new sub-advisory agreement were fair and reasonable and voted to approve the new sub-advisory agreement for the Fund to be effective as of January 1, 2009.

  The Board then discussed possible courses of action with respect to the prior sub-Advisory agreement. The Board noted that, if there was no valid contract in place because of the automatic termination provision, then Small Cap Growth Fund could seek disgorgement of all the sub-advisory fees paid from January 1, 2009 to December 8, 2009.  After further discussion the Trustees concluded this would be unfair and punitive to the sub-adviser because Pier Capital had produced above-benchmark performance and such a large economic recovery would likely have an overwhelmingly negative impact on the financial condition of the Pier Capital.  The Trustees agreed that, had they been asked to approve a new sub-advisory agreement with Pier Capital prior to the change in ownership, they would almost certainly have approved the agreement at that time.  The Trustees then considered seeking the return of only the profits made by Pier Capital under the prior sub-advisory agreement, but concluded that this too would be unfair and punitive, as well as suffering from the difficulty and expense of trying to estimate profits.  As an additional precautionary measure, the Trustees considered whether they should seek a shareholder vote to approve the new sub-advisory agreement.  The Board noted that under the terms of the Order, they would be within its guidelines by merely re-hiring Pier Capital without shareholder approval, as though it were a completely new sub-adviser.  The Trustees concluded that to incur the expense of a holding a special shareholder meeting and soliciting proxies for the shareholder vote would result in significant expenses without a commensurate, or perhaps any, benefit to shareholders.

I n April 2010, Rigel Capital LLC (“Rigel Capital” or “Sub-Adviser” ) informed the Advis e r that a significant amount of ownership interests in Rigel Capital had changed effective February 16, 2010 and at a meeting held on April 16, 2010, the Board, including a majority of the Independent Trustees, approved a new sub-advisory agreement with Rigel Capital as sub-adviser to the Large Cap Growth Fund.

The Board deliberations included a consideration of the following:

Nature Extent and Quality of Services.   The Board discussed the qualifications of the Adviser and Sub-Adviser’s key personnel, the experience of the Adviser in managing mutual funds and its compliance policies. The Board considered the competence, integrity and research capabilities of the Adviser and the Sub-Adviser.  The Board then reviewed the capitalization of the Sub-Adviser based on financial statements provided and concluded that the Sub-Adviser is capable of providing high quality services to the Fund.  The Board also discussed the Sub-Adviser’s compliance structure and broker selection process and determined that, despite the Sub-Adviser’s failure to recognize the impact of the change in ownership on the status of the sub-advisory agreement, the Sub-Adviser continues to have adequate experience and expertise to manage the Fund in a manner acceptable to the Board.

Performance.  The Board, including the Independent Trustees, considered the Adviser’s past performance with its existing Funds in the Trust, as well as other factors relating to the Adviser’s track record.  The Board concluded that the Adviser’s past performance was acceptable.  As for the performance of the Sub-Adviser, the Board reviewed the performance of the Fund as well as a similar Fund managed by the Sub-Adviser.   The Board noted that the Fund (as measured by the performance of Class N shares) had underperformed its broad-based securities market index, the Russell 1000 Growth Index, but that the Adviser should continue to monitor the performance closely.

Fees and Expenses.   As to the cost of the services to be provided and the profits to be realized by the Adviser and the Sub-Adviser, the Board noted that the Fund pays the Adviser a fixed fee of 0.65% of daily net assets.  The Board also noted the Fund separately pays the Sub-Adviser a fulcrum fee consisting of a base fee of 50 basis points (0.50%) annually and a performance fee component at a rate that will vary by up to +/- 0.40% of the average daily net asset value of the Fund depending upon the performance of the Fund as compared to the Russell 1000 Growth Index (the “Index”) for the preceding twelve (12) months (including the month to which the payment relates), measured at the end of that month. The Board also noted that the performance fee rate will increase or decrease by one basis point (0.01%) for each five basis points (0.05%) of outperformance/underperformance of the Index and that the performance fee rate will be 0% if the Fund performs within +/- 20 basis points (0.20%) relative to the Index.    The Board also considered the base fee to be paid to the Sub-Adviser when the performance of the Fund was equal to that of the Index.

The Trustees discussed at length the operation of the performance fee and the impact on fees and expenses based on various performance results.  The Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by the Sub-Adviser to other accounts, noting that none of the Sub-Adviser’s separately managed accounts are performance-fee based.  The Board also compared Fund’s expected advisory fees and total expense ratio under the sub-advisory agreement with those of a peer group of large cap funds and concluded that the expected sub-advisory fees where within a reasonable range.  With regard to the Index, the Trustees considered the anticipated volatility of the Fund and the Index, diversification of holdings, types of securities owned and investment objective of the Fund.  The information showed that the Fund’s contractual base fee of 0.50% was within the range for its peer group and that 0.50% was a fair starting point for the Fund.

The Board then considered the potential fee adjustments to be made to the Fund’s base fee based on performance. The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the base fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N shares) to the Index from inception of the sub-advisory agreement to date.  The Trustees further agreed that the method by which the Performance Fee is calculated under the proposed sub-advisory agreement would ensure that any significant fee adjustments were attributable to the Sub-Adviser’s skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the sub-advisory agreements would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the base fee was not disproportionately large and that the Fund’s advisory and sub-advisory fees were acceptable in light of the quality of services the Fund has received and continues to expect to receive from the Sub-Adviser and the level of fees paid by other accounts managed by the Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  The Trustees discussed the current size of the Fund and the Adviser’s expectations for growth of the Fund.  The Trustees also noted that the new sub-advisory agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Rigel Capital to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets, however, the Trustees recognized that the Fund had not yet reached an asset level where Rigel Capital could realize any material economies of scale.

Profitability. The Board, including the Independent Trustees, next considered the anticipated profits to be realized by Rigel Capital in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board also considered the benefits or profits to be realized by the Sub-Adviser from other activities related to the Fund.  The Trustees reviewed an analysis of profitability and concluded that due to the Fund’s underperformance, the Adviser and Sub-Adviser would not reap excessive profits from its relationship with the Fund.

The Board then met in executive session to discuss the Adviser, Sub-Adviser and proposed advisory agreements.  Thereafter, the meeting resumed.

Conclusion.  Having requested and received such information from the advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed sub-advisory agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the Agreement are fair and reasonable; (b) that the advisory fee and sub-advisory fee were for services different and are not duplicative; and (c) sub-advisory agreement is in the best interests of the Fund and its shareholders.

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/09*	Ending Account Value 4/30/10	Expenses Paid During Period**	Ending Account Value 4/30/10	Expenses Paid During Period**
Class N:
Corporate/Government Bond Fund	1.39%	$1,000.00	$1,036.00	$ 7.02	$1,017.90	$ 6.95
High-Yield Bond Fund	1.23%	$1,000.00	$1,100.60	$ 6.41	$1,018.70	$ 6.16
Monthly Distribution Fund	1.84%	$1,000.00	$1,039.30	$ 9.30	$1,015.67	$ 9.20
Appreciation & Income Fund	1.51%	$1,000.00	$1,088.30	$ 7.82	$1,017.31	$ 7.55
Large Cap Value Fund	1.56%	$1,000.00	$1,151.10	$ 8.31	$1,017.07	$ 7.79
Real Estate Stock Fund	2.54%	$1,000.00	$1,347.90	$14.79	$1,012.20	$12.67
International Stock Fund	2.46%	$1,000.00	$1,072.60	$12.64	$1,012.59	$12.28
Small Cap Value Fund	2.05%	$1,000.00	$1,250.30	$11.45	$1,014.61	$10.25
Large Cap Growth Fund	1.26%	$1,000.00	$1,122.90	$ 6.63	$1,018.55	$ 6.31
Small Cap Growth	2.27%	$1,000.00	$1,251.40	$12.67	$1,013.54	$11.33
Emerging Markets Stock Fund	2.14%	$1,000.00	$1,075.20	$11.00	$1,014.20	$10.67
Class A:
Corporate/Government Bond Fund	1.64%	$1,000.00	$1,034.00	$ 8.25	$1,016.68	$ 8.18
High-Yield Bond Fund	1.48%	$1,000.00	$1,099.40	$ 7.70	$1,017.46	$ 7.40
Monthly Distribution Fund	2.09%	$1,000.00	$1,037.90	$10.56	$1,014.43	$10.44
Appreciation & Income Fund	1.76%	$1,000.00	$1,087.00	$ 9.11	$1,016.07	$ 8.80
Large Cap Value Fund	1.81%	$1,000.00	$1,149.30	$ 9.65	$1,015.82	$ 9.05
Real Estate Stock Fund	2.79%	$1,000.00	$1,347.70	$14.79	$1,010.96	$13.91
International Stock Fund	2.71%	$1,000.00	$1,071.70	$13.94	$1,011.33	$13.54
Small Cap Value Fund	2.30%	$1,000.00	$1,247.70	$12.80	$1,013.40	$11.47
Large Cap Growth Fund	1.51%	$1,000.00	$1,123.00	$ 7.95	$1,017.31	$ 7.55
Small Cap Growth Fund	2.52%	$1,000.00	$1,249.10	$14.05	$1,012.30	$12.57
Emerging Markets Stock Fund	2.39%	$1,000.00	$1,074.00	$12.28	$1,012.95	$11.92

YOUR FUND’S EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/09*	Ending Account Value 4/30/10	Expenses Paid During Period**	Ending Account Value 4/30/10	Expenses Paid During Period**
Class C:
Corporate/Government Bond Fund	2.14%	$1,000.00	$1,031.60	$10.78	$1,014.19	$10.68
High-Yield Bond Fund	1.98%	$1,000.00	$1,096.90	$10.29	$1,014.98	$ 9.89
Monthly Distribution Fund	2.84%	$1,000.00	$1,034.30	$14.32	$1,010.71	$14.16
Appreciation & Income Fund	2.51%	$1,000.00	$1,082.50	$12.96	$1,012.35	$12.52
Large Cap Value Fund	2.56%	$1,000.00	$1,146.50	$13.61	$1,012.11	$12.76
Real Estate Stock Fund	3.54%	$1,000.00	$1,341.80	$20.55	$1,007.24	$17.62
International Stock Fund	3.46%	$1,000.00	$1,067.20	$17.72	$1,007.65	$17.21
Small Cap Value Fund	3.05%	$1,000.00	$1,243.30	$16.94	$1,009.69	$15.18
Large Cap Growth Fund	2.26%	$1,000.00	$1,118.20	$11.87	$1,013.59	$11.28
Small Cap Growth Fund	3.27%	$1,000.00	$1,245.20	$18.20	$1,008.58	$16.29
Emerging Markets Stock Fund	3.14%	$1,000.00	$1,069.50	$16.13	$1,009.21	$15.66

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2010).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Statement

The Funds recognize and respect the privacy of each of their investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral electronic or telephonic communications, and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This Privacy Statement does not constitute part of the Semi-Annual Report.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS™

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not required for semi-annual reports.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

    /s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

7/9/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

     7/9/10

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

       7/9/10